UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2014

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Value Fund

Portfolio Review  page 1

Portfolio of Investments  page 21

Financial Statements  page  46

Notes to Financial Statements  page 65

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Managers	Symbols
Daniel J. Fuss, CFA®, CIC	Class A LGMAX
Eileen N. Riley, CFA®	Class C LGMCX
David W. Rolley, CFA®	Class Y LSWWX
Lee M. Rosenbaum
Loomis, Sayles & Company, L.P.

Objective

Seeks high total investment return through a combination of capital appreciation and current income

Market Conditions

Developed equity markets posted relatively strong gains during the 12-month period ending September 30, 2014 in U.S. dollar terms. The S&P 500® Index was one of the best performing markets globally due to improving economic data including rising consumer confidence and lower unemployment. In Europe, the mixed pace of economic recovery resulted in muted, albeit positive, returns. Emerging market stocks delivered gains in aggregate terms following their lows in January, demonstrating some resilience to recent challenging macroeconomic events. Weakness in Russia and other Eastern European markets was offset by strength in India and several other Southeast Asian markets and in Mexico and Peru.

Bond market themes included general spread tightening, significant central bank involvement and rising geopolitical tensions. U.S. rates initially trended higher before declining through the first half of 2014 as expectations surrounding the timing of interest rate hikes changed.

In terms of global macroeconomic drivers, softer economic data at the beginning of 2014, harsh winter weather in the United States, and lingering concerns across Asia and several emerging market economies contributed to moderate but uneven global growth. The euro zone recovery has been timid overall, and progress has varied considerably across the region. In Japan, economic data were mixed while the country’s commitment to the prime minister’s reform agenda remained strong. Finally, emerging markets performed well for most of the period, as valuations improved following last year’s selloff.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles Global Equity and Income Fund returned 9.62% at net asset value. The Fund underperformed its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 12.80%. The Fund outpaced its secondary benchmark, the Citigroup World Government Bond Index, which returned -0.07%.

1  |

Explanation of Fund Performance

Although the Fund delivered a strong absolute return, it underperformed its primary, all-equity benchmark due to its blended equity and fixed-income exposure in what were ultimately strong prevailing equity market conditions.

Within the Fund’s equity component, individual stocks in the consumer staples, information technology and financials sectors detracted from performance, as did the energy sector in general. Hengan International, a China-based manufacturer of paper products, was a prominent detractor. The stock lagged as competitive intensity increased; however, proactive steps to expand internationally and reduce capital spending are underway. Adidas, a global sport apparel company, underperformed as conditions in Russia deteriorated, competition increased, and the company’s golf business disappointed, which led to below-forecast operating margins. A position in a Turkey-based bank, Turkiye Garanti Bankasi, launched last year on expectations for stabilization in the Turkish economy, deteriorated when the currency devalued sharply in January prompting us to exit the position.

Within the fixed-income component, a position in shorter-maturity U.S. Treasury notes weighed on performance. These holdings did not perform as well as longer-maturity Treasury bonds, nor did they keep pace with corporate bonds and euro zone government securities. Elsewhere, holdings in sovereign bonds backed by the governments of Canada, South Africa and Japan underperformed broader markets due to currency weakness. In addition, our strategy of managing currency risk via forwards detracted from results.

The equity component performed well due largely to strong stock selection in the healthcare, consumer discretionary and materials sectors. From a regional perspective, strong stock selection in European stocks, combined with a large underweight to developed Asia, aided performance. On a security level, Shire, Transdigm Group and Google were among the strongest contributors to absolute return. Under a new CEO, Shire, a global pharmaceutical company, streamlined its existing businesses and used its strong balance sheet to augment internal growth via acquisitions. Transdigm Group, a U.S. aircraft parts manufacturer, benefited from a combination of strong end-market demand in commercial aerospace, two acquisitions, and a sizable special dividend that helped drive shares higher. Google, a U.S. based Internet company, showed strong stock performance driven by a reacceleration in its advertising revenue, an increase in mobile search revenue, and a more effective monetization of its YouTube video site.

Within the Fund’s fixed-income component, exposure to global corporate bonds drove the majority of the positive performance. Corporate bond spreads (the difference in yields between corporate bonds and government bonds of similar maturity) touched and remained near historically low levels, with the exception of below-investment-grade bonds, which experienced some weakness late in the period. Positioning in the banking, metals and mining, and wireless industries was particularly advantageous. Government bonds from Spain, Italy and other peripheral euro zone countries posted strong returns, as yield-starved investors were willing to move lower on the quality spectrum to increase return potential. Elsewhere, selected positions in emerging market bonds aided results, including hard currency bonds issued by government-related enterprises in Brazil, Turkey and Hungary.

|  2

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Outlook

U.S. economic data continues to outpace data from other economies around the world, so much so that the Federal Reserve (the Fed) remains on a path to raise its federal funds rate target sometime in 2015, for the first time since before the financial crisis began. At the same time, with other central banks moving toward further stimulus, the relative outperformance of the U.S. dollar versus many global currencies may continue for the near term. This currency advantage, on top of the arguably superior relative fundamental prospects for large U.S. companies, has supported U.S. equities in recent months. While third-quarter results may have disappointed, we should keep in mind that U.S. equities have posted strong longer-term, multi-year returns across all market capitalizations.

In the fixed-income market, we believe the U.S. remains the best poised of the industrialized economies to expand in the near term, lead the global recovery forward and raise short-term interest rates in 2015. Growth, in tandem with the Fed’s decision to end quantitative easing in October, should lead to higher U.S. yields, all else being equal. As U.S. growth increases, selected countries may benefit due to their close trading ties with the U.S.

Geopolitical stress and lackluster growth have generated concerns about Europe’s short-term prospects. We believe an accommodative European Central Bank should support local bond markets and likely cap yields in the near and medium term. Meanwhile, in Japan we believe there is an inflection point at which yen weakness will start having an adverse effect on Japan’s import pricing and profitability. In emerging markets, we believe country and currency selections will remain crucial in coming quarters, as certain economies may face slower growth. We will closely monitor China’s growth, but we do not anticipate any major financial incidents.

Growth of $10,000 Investment in Class A Shares1,5

September 30, 2004 through September 30, 2014

3  |

Average Annual Total Returns — September 30, 20145

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	9.62%	11.84%	9.46%
With 5.75% Maximum Sales Charge	3.33	10.53	8.82

Class C (Inception 2/1/06)[1]
NAV	8.72	11.01	8.65
With CDSC[2]	7.72	11.01	8.65

Class Y (Inception 5/1/96)
NAV	9.87	12.13	9.73

Comparative Performance
MSCI World Index[3]	12.80	11.47	7.71
Citigroup World Government Bond Index[4]	-0.07	1.58	4.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, and restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz V. Hamzaogullari, CFA®	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class B LGRBX
Class C LGRCX
Class N LGRNX
Class Y LSGRX

Objective

Long-term growth of capital

Market Conditions

Following strong performance in 2013, equity market returns were modest overall for the first quarter of 2014. U.S. large-cap stocks moved higher with few interruptions in the second quarter, supported by the U.S. economic recovery. U.S. corporate earnings growth remained positive, and domestic companies continued to return capital to shareholders in the form of stock repurchases and dividends. Equity returns closed the period with mixed results. Large-cap stocks sustained their constructive, lower-volatility uptrend, posting modest third-quarter returns. By contrast, results were generally negative for the small- and mid-cap segments of the market.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles Growth Fund returned 17.23% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 19.15%.

Explanation of Fund Performance

The Fund returned strong absolute performance due primarily to contributions from its holdings in Facebook, Google, and Monster Beverage. The Fund’s positions in Danone, ARM Holdings, and Expeditors International of Washington detracted slightly from return. Stock selection in the healthcare, industrials, information technology, and consumer discretionary sectors detracted from relative performance. Stock selection in the consumer staples and financials sectors as well as our allocation to the information technology, consumer discretionary, and energy sectors contributed to relative performance.

Social media company Facebook was a top contributor, with advertising revenue again accelerating growth for all key metrics. In particular, mobile advertising represented more than 57% of advertising revenue and a $5.1 billion business for Facebook. Facebook grew much faster than the overall advertising industry. More importantly, the company grew much faster than the online advertising segment, gaining significant market share during the period. We continue to see attractive upside potential in this large, growing and underpenetrated market. We believe Facebook is well-positioned for strong, sustained growth and shares remain priced significantly below intrinsic value, offering an attractive, long-term reward-to-risk opportunity.

5  |

Global online search and advertising leader Google reported robust organic growth above that of the overall online advertising industry. Increased advertising in mobile, video and online channels continued to drive fundamentally strong revenue growth. The company is focusing on helping clients build their digital brand by providing trustworthy ad technology to publishers and advertisers and continuing to roll out digital content on a global basis through Google Play. YouTube continues to gain traction with users and advertisers and will play a major role in helping clients build their brand. We believe the market continues to underestimate Google’s long-term sustainable growth rate.

Monster Beverage, an energy drink company, reported solid results during the period. In the most recent quarter, sales growth in the U.S. was just below its recent double-digit run rate and in line with growth in the energy drink category. Gross and operating margins improved in North America due to positive product mix, selective pricing strategies and reduced ingredient costs. International gross and operating margins improved as a result of cost benefits associated with local production, right-sizing of international operations, particularly in Europe, and scale. In mid-August, Monster and Coca-Cola entered into a long-term strategic partnership that we believe will benefit both parties and accelerate growth. As part of the deal, Monster becomes Coca-Cola’s exclusive energy drink partner and Coca-Cola will become Monster’s preferred global distributor.

Danone, a food company based in France, posted a slight increase in revenue but a decline in net operating income year-over-year due to record milk price inflation, softness in North American and European fresh dairy markets, and mixed performance in China’s early nutrition business. We believe the company has taken the necessary actions to address the issue of milk price inflation, and we anticipate continued improvements in Europe and China. With market expectations for revenue and profit growth well below our estimates, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering an attractive reward-to-risk profile.

Although U.K.-based semiconductor designer ARM Holdings reported mixed results, it has continued to gain market share across all its markets. Licensing revenue was strong, but the company reported ongoing weakness in royalty revenues caused by an inventory correction in the mobile industry early in 2014 and continued rapid growth in lower-valued non-mobile chips—ARM’s fastest-growing segment. We believe the royalty revenues will improve with continued rapid adoption of 4G technology in China and the ongoing replacement of entry-level phones with smartphones. Furthermore, we recognize the uptick in licensing as an important driver of longer-term growth in higher-margin royalty revenue. Going forward, we believe the company should benefit from higher royalty fees associated with the licensing of its new technologies. ARM is beginning to see traction in the enterprise server and networking business where the combined total addressable market is similar to that of smartphones. We believe ARM remains well-positioned to benefit from the long-term growth in mobile devices and the shift to outsourcing of chip architecture design. Company shares currently sell at a discount to our estimate of intrinsic value, and therefore, we believe ARM offers a compelling reward-to-risk opportunity.

|  6

LOOMIS SAYLES GROWTH FUND

Logistics company Expeditors International of Washington reported strong volume growth in its air and ocean freight forwarding operations and its customs services business. However, ongoing near-term pricing weakness and an uptick in certain costs led to some margin pressure year-over-year. Geographically, Europe and the US saw strong growth in net revenues, while Asia reported negative net revenue growth due to pricing pressure. While ocean freight volume growth was stronger than airfreight volume growth, both segments performed well compared to competitors, and allowed the company to gain market share. The pricing environment remained challenging, as pricing power lagged the cyclical recovery in volumes. Based on our analysis, we expect pricing to improve over time and drive margin expansion. We believe Expeditors will continue to gain share and benefit from the cyclical rebound in international trade and structural tailwinds in the industry. Expeditors’ shares are trading at a significant discount to our estimate of its intrinsic value, and we believe they offer a compelling reward-to-risk opportunity.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the period with overweight positions in the information technology, consumer staples, healthcare and financials sectors and underweight positions in the consumer discretionary, industrials, energy, materials, telecommunication services, and utilities sectors.

Growth of $10,000 Investment in Class A Shares3

September 30, 2004 through September 30, 2014

7  |

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 12/31/96)
NAV	17.23%	16.36%	6.73%	—%
With 5.75% Maximum Sales Charge	10.52	15.01	6.11	—

Class B (Inception 9/12/03)
NAV	16.27	15.48	5.93	—
With CDSC[1]	11.27	15.25	5.93	—

Class C (Inception 9/12/03)
NAV	16.42	15.53	5.95	—
With CDSC[1]	15.42	15.53	5.95	—

Class N (Inception 2/1/13)
NAV	17.21	—	—	18.40

Class Y (Inception 5/16/91)
NAV	17.51	16.65	7.09	—

Comparative Performance
Russell 1000® Growth Index[2]	19.15	16.50	8.94	20.79

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

LOOMIS SAYLES VALUE FUND

Managers	Symbols
Arthur J. Barry, CFA®	Class A	LSVRX
Adam C. Liebhoff*	Class B	LSVBX
Warren N. Koontz, CFA®, CIC**	Class C	LSCVX
Loomis, Sayles & Company, L.P.	Class N	LSVNX
	Class Y	LSGIX
	Admin Class	LSAVX

*	Adam C. Liebhoff became a co-portfolio manager of the Fund effective September 12, 2014.
**	Effective August 25, 2014 Warren Koontz no longer serves as co-portfolio manager of the Fund.

Objective

Long-term growth of capital and income

Market Conditions

The U.S. equity markets performed well during the 12 months ended September 30, 2014, but the period was not without its ups and downs. After a strong end to 2013, the historical tendency for the market to outperform in January was instead replaced by a period of profit taking. A substantial rebound followed in February and March. However, the markets fell again in early April on news of the Ukrainian crisis and Russia’s annexation of the Crimean peninsula. From mid-April through the end of the second quarter, stocks generally rallied, partly due to the U.S. economy showing signs of a strong rebound from the weather-ravaged first quarter. Throughout the third quarter, stocks oscillated around a flat return, as economic data showed mixed signs. Improving consumer sentiment and a recent uptick in household income were encouraging, but the price of oil declined sharply in the third quarter on a strong dollar and robust U.S. supply.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles Value Fund returned 17.97% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Value Index, which returned 18.89%.

Explanation of Fund Performance

Although the Fund delivered a strong absolute return, it slightly underperformed due to stock selection in the information technology sector on a relative basis. Every sector contributed positively to total return over the past year. Stock selection, particularly in the financial and healthcare sectors, aided Fund performance. Underweight positions in the financial and energy sectors also boosted return. Other sectors that underperformed compared with the Benchmark included the consumer discretionary, industrials and utilities sectors.

9  |

Among the largest detractors to Fund performance was General Motors, the vehicle manufacturer, which lagged for several reasons. The company announced weaker-than-expected fourth quarter 2013 earnings and disappointing guidance for the first quarter of 2014. Severe winter weather in the first quarter of 2014 hampered vehicle sales. In addition, a highly publicized recall weighed on stock performance. Initially the recall focused on faulty ignition switches on several older models, but GM soon expanded it to include other issues. A position in First Energy, a public utility company, was also a prominent detractor, underperforming due to pressure on power markets caused by low regional natural gas prices. The company attempted to offset this headwind with a shift to more regulated growth, but the move was insufficient and caused the company to reduce its dividend to help fund the regulated growth investments. Finally, Knowles Corp, a designer and manufacturer of advanced acoustic components, underperformed due to an industry practice called a “teardown,” which resulted in an in-depth look at how the iPhone was made. The teardown insinuates that the company lost market share for its microphones used in the phone, causing a drag on performance.

In terms of individual contributors, Forest Laboratories, a pharmaceutical company, was the Fund’s best-performing stock for the period. The company’s new CEO announced in late 2013 a thorough review of business operations followed by an updated strategy. The new strategy included a $500 million cost savings program, the acquisition of Saphris, a schizophrenia and bipolar disorder drug from Merck, an accelerated share repurchase program and the issuance of $1.2 billion in debt. Forest’s strong balance sheet and decent pipeline led to an acquisition agreement with Actavis in February. Actavis’s acquisition of Forest, which was finalized in July, should generate significant benefits, including approximately $1 billion in operating and tax synergies to be realized within three years following the close of the deal.

Two financial sector companies, Wells Fargo and Ameriprise Financial, were also among the Fund’s top contributors. Wells Fargo, a diversified financial services company, benefited from superior revenue growth compared to its more challenged industry. Despite losing a big tailwind from mortgage refinancing in mid-2013, the company’s broad diversification in commercial lending, retail brokerage, investment banking/trading, commercial finance and insurance brokerage fueled top line growth. In addition, Wells Fargo passed regulatory stress tests while many peers failed, allowing the company to raise its dividend payout more than 30% and reduce share count via buybacks. Ameriprise Financial, a financial planning and services firm, outperformed due to continued strong results in its financial planning unit and improvements in its asset management subsidiary. The company also boosted its dividend and reduced its share base through stock repurchases.

Outlook

While valuations are on the high side compared with recent years, we believe they are reasonably in line with our market view given historically low inflation and interest rates.

Although the lower unemployment rate remains encouraging, the declining labor force participation rate is concerning, and housing affordability is deteriorating. Despite these issues, we feel a boost in consumer spending is likely to occur. Household balance sheets are strong,

|  10

LOOMIS SAYLES VALUE FUND

and household income is showing a slight improvement. A stronger dollar and lower commodity costs may aid consumption if imports become cheaper and inflation stays muted.

We believe the market is long overdue for a correction, and we will view any such occurrence as a buying opportunity. Valuations are such that any market correction should yield an attractive entry point. As always, we will focus on individual stock selection during these buying opportunities.

Growth of $10,000 Investment in Class A Shares1,4

September 30, 2004 through September 30, 2014

11  |

Average Annual Total Returns — September 30, 20144

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 6/30/06)[1]
NAV	17.97%	14.00%	9.11%	—%
With 5.75% Maximum Sales Charge	11.19	12.66	8.46	—

Class B (Inception 6/1/07)[1]
NAV	17.08	13.15	8.25	—
With CDSC[2]	12.08	12.90	8.25	—

Class C (Inception 6/1/07)[1]
NAV	17.07	13.14	8.25	—
With CDSC[2]	16.07	13.14	8.25	—

Class N (Inception 2/1/13)
NAV	18.43	—	—	19.53

Class Y (Inception 5/13/91)
NAV	18.27	14.28	9.42	—

Admin Class (Inception 2/1/10)[1]
NAV	17.68	13.73	8.82	—

Comparative Performance
Russell 1000® Value Index[3]	18.89	15.26	7.84	18.95

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,027.00	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92
Class C
Actual	$1,000.00	$1,023.10	$9.74
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.70
Class Y
Actual	$1,000.00	$1,028.40	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

*	Expenses are equal to the Fund's annualized expense ratio: 1.17%, 1.92% and 0.92% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  14

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,052.30	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71
Class B
Actual	$1,000.00	$1,048.90	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.49
Class C
Actual	$1,000.00	$1,048.90	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.49
Class N
Actual	$1,000.00	$1,053.70	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class Y
Actual	$1,000.00	$1,054.60	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.93%, 1.68%, 1.68%, 0.95% and 0.68% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,040.20	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class B
Actual	$1,000.00	$1,036.00	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class C
Actual	$1,000.00	$1,036.10	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,041.90	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$1,041.20	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,038.90	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund's annualized expense ratio: 0.96%, 1.71%, 1.71%, 0.57%, 0.71% and 1.21% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

17  |

and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

|  18

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place and the Trustees considered that the Funds’ current expenses are below their respective caps. The Trustees also considered management’s proposal to add a breakpoint to the advisory fee for the Loomis Sayles Global Equity and Income Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a

19  |

fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees also noted that management had proposed the implementation of a breakpoint for the Loomis Sayles Global Equity and Income Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the addition of the breakpoint with respect to the Loomis Sayles Global Equity and Income Fund described above, should be continued through June 30, 2015.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 68.6% of Net Assets
	Belgium — 1.5%
167,680	Anheuser-Busch InBev NV	$18,595,356

	Canada — 1.7%
617,200	CGI Group, Inc., Class A(b)	20,853,474

	China — 2.6%
195,836	Alibaba Group Holding Ltd., Sponsored ADR(b)	17,400,028
1,572,000	Hengan International Group Co. Ltd.	15,465,001

		32,865,029

	Denmark — 1.4%
362,698	Novo Nordisk AS, Class B	17,268,698

	Germany — 2.4%
118,194	Bayer AG, (Registered)	16,445,311
272,253	Brenntag AG	13,325,203

		29,770,514

	India — 2.3%
486,464	HCL Technologies Ltd.	13,493,078
714,030	HDFC Bank Ltd.	10,617,022
718,916	Motherson Sumi Systems Ltd.	4,592,812

		28,702,912

	Italy — 1.1%
277,845	Luxottica Group S.p.A.	14,441,791

	Japan — 3.7%
399,500	Asahi Group Holdings Ltd.	11,556,001
2,461,800	Mitsubishi UFJ Financial Group, Inc.	13,874,000
433,900	Nomura Research Institute Ltd.	14,032,354
197,300	Suzuki Motor Corp.	6,543,495

		46,005,850

	Mexico — 1.2%
6,492,732	Genomma Lab Internacional S.A. de CV, Class B(b)	15,600,347

	Sweden — 1.4%
609,499	Atlas Copco AB, Class A	17,391,261

	Switzerland — 2.4%
99,604	Roche Holding AG	29,413,352

	Thailand — 1.1%
1,230,700	Bangkok Bank PCL	7,959,148
397,000	Siam Cement PCL (The)	5,501,070

		13,460,218

	United Kingdom — 4.7%
434,270	Diageo PLC	12,525,269
7,457,754	Legal & General Group PLC	27,596,081
598,716	London Stock Exchange Group PLC	18,067,654

		58,189,004

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — 41.1%
136,119	ACE Ltd.	$14,274,800
47,893	Amazon.com, Inc.(b)	15,442,619
193,145	American Express Co.	16,907,913
45,899	AutoZone, Inc.(b)	23,392,884
424,680	Citigroup, Inc.	22,006,918
73,617	Core Laboratories NV	10,773,848
152,555	Facebook, Inc., Class A(b)	12,057,947
100,644	FactSet Research Systems, Inc.	12,231,265
182,039	Genesee & Wyoming, Inc., Class A(b)	17,350,137
164,748	Gilead Sciences, Inc.(b)	17,537,425
131,215	Goldman Sachs Group, Inc. (The)	24,087,138
26,035	Google, Inc., Class A(b)	15,319,254
26,035	Google, Inc., Class C(b)	15,031,568
162,030	Gulfport Energy Corp.(b)	8,652,402
955	Hawaiian Telcom Holdco, Inc.(b)	24,534
181,348	Lowe’s Cos., Inc.	9,596,936
114,060	M&T Bank Corp.	14,062,457
119,591	National Oilwell Varco, Inc.	9,100,875
277,440	Noble Energy, Inc.	18,965,798
205,906	Oceaneering International, Inc.	13,418,894
102,816	Praxair, Inc.	13,263,264
92,162	Precision Castparts Corp.	21,831,335
25,346	Priceline Group, Inc. (The)(b)	29,365,369
93,340	QUALCOMM, Inc.	6,979,032
199,034	Schlumberger Ltd.	20,239,767
80,430	Signet Jewelers Ltd.	9,161,781
211,309	Texas Instruments, Inc.	10,077,326
147,300	TransDigm Group, Inc.	27,151,809
200,867	UnitedHealth Group, Inc.	17,324,779
174,094	Valeant Pharmaceuticals International, Inc.(b)	22,841,133
147,490	Valspar Corp. (The)	11,650,235
66,010	W.W. Grainger, Inc.	16,611,416
203,776	Wyndham Worldwide Corp.	16,558,838

		513,291,696

	Total Common Stocks (Identified Cost $723,409,467)	855,849,502

Principal Amount (‡)
Bonds and Notes — 28.3%
Non-Convertible Bonds — 27.6%
	Argentina — 0.1%
$382,136	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	378,315
1,180,000	YPF S.A., 8.750%, 4/04/2024, 144A(c)	1,203,600

		1,581,915

	Australia — 0.3%
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	123,679
1,200,000	Macquarie Bank Ltd., 5.000%, 2/22/2017, 144A(c)	1,293,176

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Australia — continued
$500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	$569,735
2,185,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)(c)	2,094,293
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	172,505

		4,253,388

	Barbados — 0.0%
200,000	Columbus International, Inc., 7.375%, 3/30/2021, 144A	208,000

	Belgium — 0.1%
350,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	635,079

	Brazil — 1.9%
800,000	Banco do Brasil S.A., 3.875%, 10/10/2022	742,000
1,100,000	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 9/26/2023, 144A	1,174,580
400,000	Banco Santander Brasil S.A., 4.500%, 4/06/2015, 144A	404,500
600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	626,250
2,045,017	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	799,799
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	818,400
6,600(††)	Brazil Letras do Tesouro Nacional, Zero Coupon, 7/01/2016, (BRL)(c)	2,200,643
591,287(†††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	246,245
2,250(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	850,487
1,115(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	411,182
2,250,000	Brazilian Government International Bond, 10.250%, 1/10/2028, (BRL)	910,019
1,700,000	BRF S.A., 3.950%, 5/22/2023, 144A(c)	1,599,615
600,000	BRF S.A., 5.875%, 6/06/2022, 144A	648,000
2,300,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	822,184
1,255,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	1,164,013
1,000,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	967,500
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	384,000
400,000	CSN Resources S.A., 6.500%, 7/21/2020, 144A	408,800
800,000	Gerdau Trade, Inc., 5.750%, 1/30/2021, 144A	825,000
226,000	GTL Trade Finance, Inc., 5.893%, 4/29/2024, 144A	228,511
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	312,750
100,000	LPG International, Inc., 7.250%, 12/20/2015	106,223
175,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	180,075
858,330	Odebrecht Offshore Drilling Finance Ltd., 6.750%, 10/01/2022, 144A	890,517
2,400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	893,032
1,750,000	Petrobras Global Finance BV, 4.375%, 5/20/2023(c)	1,639,802
320,000	Petrobras International Finance Co., 5.375%, 1/27/2021	323,462
775,000	Petrobras International Finance Co., 5.750%, 1/20/2020	815,463
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	309,852
800,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	744,960
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	508,750
1,106,000	Vale Overseas Ltd., 6.875%, 11/21/2036(c)	1,247,015

		24,203,629

	Canada — 0.8%
1,085,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	1,036,338
1,570,000	Bank of Nova Scotia, 1.450%, 4/25/2018(c)	1,548,026

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Canada — continued
650,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	$579,002
3,000,000	Canadian Government, 1.250%, 9/01/2018, (CAD)(c)	2,655,601
70,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	62,853
2,065,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(c)	1,886,093
1,335,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 1/12/2024, 144A, (CAD)	1,191,719
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	594,171

		9,553,803

	Chile — 0.5%
1,450,000	Banco de Credito e Inversiones, 3.000%, 9/13/2017, 144A(c)	1,488,425
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	202,321
300,000,000	Chile Government International Bond, 5.500%, 8/05/2020, (CLP)(c)	529,210
1,135,000	Corpbanca S.A., 3.125%, 1/15/2018	1,137,329
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	273,763
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A	776,647
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A	1,111,517
400,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	414,000

		5,933,212

	China — 0.3%
800,000	Baidu, Inc., 2.250%, 11/28/2017	804,839
700,000	Baidu, Inc., 3.250%, 8/06/2018	720,712
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	412,694
1,200,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023	1,115,063
1,000,000	Parkson Retail Group Ltd., 4.500%, 5/03/2018	929,920

		3,983,228

	Colombia — 0.6%
555,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	557,775
610,000	Ecopetrol S.A., 4.125%, 1/16/2025	590,175
1,180,000	Ecopetrol S.A., 5.875%, 9/18/2023(c)	1,302,425
435,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, (COP)	232,495
830,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	443,610
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	1,112,908
875,000	Pacific Rubiales Energy Corp., 5.125%, 3/28/2023, 144A	835,888
580,000	Pacific Rubiales Energy Corp., 5.625%, 1/19/2025, 144A	557,351
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	106,963
1,150,000	SUAM Finance BV, 4.875%, 4/17/2024, 144A	1,170,125

		6,909,715

	Czech Republic — 0.0%
400,000	CEZ AS, 4.250%, 4/03/2022, 144A	420,494

	Dominican Republic — 0.0%
425,000	Dominican Republic International Bond, 8.625%, 4/20/2027, 144A	514,250

	Finland — 0.1%
1,015,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)(c)	1,345,455

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — 0.2%
$425,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	$400,562
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	14,138
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	382,855
1,130,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A	1,137,615

		1,935,170

	Hong Kong — 0.1%
400,000	Hutchison Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A	418,736
400,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	446,000

		864,736

	Hungary — 0.2%
1,330,000	Hungary Government International Bond, 5.375%, 3/25/2024	1,403,150
980,000	Hungary Government International Bond, 5.750%, 11/22/2023	1,062,075
520,000	Hungary Government International Bond, 7.625%, 3/29/2041	663,000

		3,128,225

	Iceland — 0.1%
1,000,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	1,126,424

	India — 0.5%
1,155,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	1,214,321
990,000	Bharti Airtel International Netherlands BV, 5.350%, 5/20/2024, 144A	1,054,934
200,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	204,766
780,000	ICICI Bank Ltd., 3.500%, 3/18/2020, 144A	780,906
1,400,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A(c)	1,460,200
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	818,724
700,000	State Bank of India/London, 4.125%, 8/01/2017, 144A	729,667

		6,263,518

	Indonesia — 0.6%
200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	208,200
800,000	Gajah Tunggal Tbk PT, 7.750%, 2/06/2018, 144A	804,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	303,324
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	72,728
12,100,000,000	Indonesia Treasury Bond, 6.125%, 5/15/2028, (IDR)	797,100
14,000,000,000	Indonesia Treasury Bond, 8.375%, 3/15/2024, (IDR)	1,140,336
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	212,000
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	423,000
2,800,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A(c)	2,653,000
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	695,246
500,000	TBG Global Pte Ltd., 4.625%, 4/03/2018, 144A	496,250

		7,805,184

	Ireland — 0.2%
1,600,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)(c)	2,268,564

	Italy — 1.0%
2,860,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(c)	4,111,338
2,295,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 8/01/2023, 144A, (EUR)(c)	3,509,092

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
1,925,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	$2,962,286
125,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	122,344
10,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	9,950
725,000	UniCredit SpA, EMTN, 6.950%, 10/31/2022, (EUR)	1,076,820
870,000	Wind Acquisition Finance S.A., 7.375%, 4/23/2021, 144A	874,350

		12,666,180

	Japan — 0.2%
1,165,000	Nomura Holdings, Inc., GMTN, 2.750%, 3/19/2019	1,167,041
850,000	Softbank Corp., 4.500%, 4/15/2020, 144A(c)	847,875

		2,014,916

	Korea — 0.8%
3,700,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	586,379
400,000	Hana Bank, 4.000%, 11/03/2016, 144A	420,588
600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	626,064
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	624,741
600,000	Industrial Bank of Korea, 2.375%, 7/17/2017, 144A	609,652
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A(c)	415,194
400,000	Korea Finance Corp., 4.625%, 11/16/2021	435,017
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	413,240
3,784,140,000	Korea Treasury Bond, 2.750%, 9/10/2017, (KRW)(c)	3,626,250
970,000,000	Korea Treasury Bond, 4.000%, 3/10/2016, (KRW)	941,744
250,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	258,320
1,125,000	Minera y Metalurgica del Boleo S.A. de CV, 2.875%, 5/07/2019, 144A	1,136,293
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	175,678
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	226,534

		10,495,694

	Luxembourg — 0.2%
400,000	Altice Financing S.A., 7.875%, 12/15/2019, 144A	426,500
500,000	Altice S.A., 7.750%, 5/15/2022, 144A	516,250
970,000	ArcelorMittal, 7.250%, 3/01/2041	972,425
500,000	Millicom International Cellular S.A., 4.750%, 5/22/2020, 144A	476,250

		2,391,425

	Mexico — 1.2%
1,020,000	Alfa SAB de CV, 5.250%, 3/25/2024, 144A	1,087,830
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	720,665
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A	301,500
640,000	Cemex Finance LLC, 6.000%, 4/01/2024, 144A	638,208
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	626,493
364,500(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	2,829,864
186,200(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)(c)	1,435,287
395,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(c)	3,319,512
265,000(††††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(c)	2,234,739
480,000	Petroleos Mexicanos, 3.500%, 7/18/2018	497,760
925,000	Unifin Financiera S.A.P.I. de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	901,875

		14,593,733

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Morocco — 0.1%
$1,190,000	OCP S.A., 6.875%, 4/25/2044, 144A(c)	$1,279,488

	New Zealand — 0.5%
2,877,545	New Zealand Government Bond, 3.000%, 9/20/2030, (NZD)(c)	2,355,077
2,340,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)(c)	1,901,744
2,590,000	New Zealand Government Bond, 5.500%, 4/15/2023, (NZD)	2,215,701

		6,472,522

	Nigeria — 0.0%
550,000	GTB Finance BV, 6.000%, 11/08/2018, 144A	550,000

	Norway — 0.2%
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, (NOK)(c)	2,404,699

	Panama — 0.0%
300,000	Banco Latinoamericano de Comercio Exterior S.A., 3.750%, 4/04/2017, 144A	311,250

	Peru — 0.1%
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	994,875

	Philippines — 0.1%
40,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	876,831
30,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	697,733
175,000	Philippine Long Distance Telephone Co., EMTN, 8.350%, 3/06/2017	200,375

		1,774,939

	Poland — 0.7%
1,000,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	1,038,750
17,080,000	Poland Government Bond, 4.000%, 10/25/2023, (PLN)(c)	5,568,909
2,200,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	708,867
3,210,000	Poland Government Bond, 5.500%, 10/25/2019, (PLN)	1,112,066

		8,428,592

	Singapore — 0.2%
2,000,000	DBS Bank Ltd., (fixed rate to 9/21/2017, variable rate thereafter), 3.625%, 9/21/2022, 144A(c)	2,062,734

	South Africa — 0.3%
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	542,500
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	379,365
11,500,000	South Africa Government Bond, 7.750%, 2/28/2023, (ZAR)	995,608
600,000	South Africa Government International Bond, 5.875%, 9/16/2025	660,000
700,000	Transnet SOC Ltd., 4.000%, 7/26/2022, 144A	659,015

		3,236,488

	Spain — 0.3%
2,115,000	Spain Government Bond, 4.300%, 10/31/2019, (EUR)(c)	3,116,746
800,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)	1,215,489

		4,332,235

	Supranationals — 0.7%
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A	863,024
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022	1,191,638

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — continued
3,680,000	European Financial Stability Facility, 1.625%, 7/17/2020, (EUR)(c)	$4,958,151
70,000,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	1,207,097

		8,219,910

	Sweden — 0.1%
9,195,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)(c)	1,321,496
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	422,204

		1,743,700

	Switzerland — 0.0%
250,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	321,683

	Thailand — 0.2%
1,010,000	Siam Commercial Bank PCL (The), 3.500%, 4/07/2019, 144A	1,029,696
950,000	Thai Oil PCL, 3.625%, 1/23/2023, 144A	916,011

		1,945,707

	Turkey — 0.8%
800,000	Arcelik AS, 5.000%, 4/03/2023, 144A	752,000
545,000	Export Credit Bank of Turkey, 5.000%, 9/23/2021, 144A	541,730
920,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	900,680
1,195,000	Turk Telekomunikasyon AS, 3.750%, 6/19/2019, 144A	1,165,137
1,600,000	Turkey Government International Bond, 3.250%, 3/23/2023(c)	1,440,000
1,200,000	Turkey Government International Bond, 5.125%, 3/25/2022	1,234,800
1,125,000	Turkey Government International Bond, 5.750%, 3/22/2024	1,194,412
600,000	Turkiye Garanti Bankasi AS, 4.000%, 9/13/2017, 144A	603,864
800,000	Turkiye Is Bankasi, 3.875%, 11/07/2017, 144A	798,400
875,000	Yapi ve Kredi Bankasi, 5.250%, 12/03/2018, 144A	891,188

		9,522,211

	United Arab Emirates — 0.1%
600,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	659,850
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	208,246

		868,096

	United Kingdom — 0.8%
600,000	Anglo American Capital PLC, 2.625%, 9/27/2017, 144A	610,430
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	393,810
470,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	898,838
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	277,008
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	737,276
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	1,184,623
250,000	Standard Chartered PLC, EMTN, 3.625%, 11/23/2022, (EUR)	337,863
345,000	United Kingdom Gilt, 2.000%, 1/22/2016, (GBP)	568,911
305,000	United Kingdom Gilt, 3.750%, 9/07/2019, (GBP)	541,038
705,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	1,162,066
250,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	487,841
1,055,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)(c)	2,114,888
115,000	Virgin Media Finance PLC, 6.375%, 10/15/2024, 144A, (GBP)	185,644
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	177,900

		9,678,136

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — 12.4%
$15,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	$18,597
45,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	45,169
45,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	45,281
240,000	AES Corp. (The), 4.875%, 5/15/2023	228,000
975,000	Alcoa, Inc., 5.900%, 2/01/2027	1,021,270
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	730,100
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	146,415
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,155,680
189,745	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	193,187
51,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	68,723
12,046	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(d)	12,257
495,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	480,150
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	1,049,875
145,000	Avnet, Inc., 6.000%, 9/01/2015	151,500
200,000	Bank of America Corp., 5.490%, 3/15/2019	220,792
500,000	Bank of America Corp., EMTN, 4.625%, 8/07/2017, (EUR)	703,990
115,000	Bank of America Corp., MTN, 4.000%, 4/01/2024	116,198
50,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	49,750
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	16,142
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	16,309
40,000	California Resources Corp., 5.000%, 1/15/2020, 144A	40,600
670,000	California Resources Corp., 5.500%, 9/15/2021, 144A	680,050
90,000	California Resources Corp., 6.000%, 11/15/2024, 144A	92,475
875,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	901,250
55,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 2/15/2022, 144A	54,931
140,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875%, 3/15/2025, 144A	140,700
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,134,650
510,000	CenturyLink, Inc., 7.650%, 3/15/2042	502,350
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	54,725
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	597,437
20,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	22,060
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	105,925
1,470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	1,525,125
155,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	167,787
1,005,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,065,300
276,728	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	290,910
235,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	259,675
155,000	Cummins, Inc., 5.650%, 3/01/2098	175,358
202,347	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	236,240
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	45,885
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	51,750

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$8,000	Dillard’s, Inc., 7.750%, 7/15/2026	$8,760
315,000	DPL, Inc., 6.750%, 10/01/2019, 144A	320,512
310,000	DR Horton, Inc., 4.375%, 9/15/2022	298,375
1,121,000	First Data Corp., 10.625%, 6/15/2021	1,275,137
150,000	Foot Locker, Inc., 8.500%, 1/15/2022(d)	164,051
25,000	Ford Motor Co., 6.375%, 2/01/2029	29,769
50,000	Ford Motor Co., 6.625%, 2/15/2028	58,340
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,588,605
40,000	Ford Motor Co., 7.125%, 11/15/2025	49,270
835,000	Ford Motor Co., 7.400%, 11/01/2046	1,139,305
5,000	Ford Motor Co., 7.500%, 8/01/2026	6,307
1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	1,092,146
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	1,028,795
50,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	49,484
600,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(e)	694,500
240,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	245,400
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,482,713
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	136,447
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	247,567
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	471,456
800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	734,511
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,739,741
3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	3,261,956
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	174,075
70,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(f)	72,577
425,000	Halcon Resources Corp., 8.875%, 5/15/2021	418,625
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	470,395
1,000,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,045,000
20,000	HCA, Inc., 4.750%, 5/01/2023	19,550
90,000	HCA, Inc., 6.375%, 1/15/2015	90,788
225,000	HCA, Inc., 7.050%, 12/01/2027	226,125
245,000	HCA, Inc., 7.190%, 11/15/2015	256,025
90,000	HCA, Inc., 7.500%, 12/15/2023	98,100
820,000	HCA, Inc., 7.500%, 11/06/2033	861,000
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,650,000
395,000	HCA, Inc., 8.360%, 4/15/2024	454,250
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	212,550
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	81,375
855,000	Hecla Mining Co., 6.875%, 5/01/2021	803,700
585,000	Hercules, Inc., 6.500%, 6/30/2029	520,650
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	515,966
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	446,625
1,250,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,339,375
45,000	iStar Financial, Inc., 3.875%, 7/01/2016	45,000
145,000	iStar Financial, Inc., 4.875%, 7/01/2018	141,013
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	72,625

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$60,000	iStar Financial, Inc., 6.050%, 4/15/2015	$61,200
200,000	iStar Financial, Inc., 7.125%, 2/15/2018	207,000
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	37,200
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,100
2,995,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	3,219,625
115,000	Jarden Corp., 3.750%, 10/01/2021, 144A, (EUR)	147,066
665,000	Jefferies Group LLC, 5.125%, 4/13/2018	724,295
30,000	Jefferies Group LLC, 5.125%, 1/20/2023	31,887
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,126,285
685,000	Jefferies Group LLC, 6.450%, 6/08/2027	767,488
1,410,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,643,066
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	13,050
245,000	KB Home, 4.750%, 5/15/2019	238,262
1,665,000	KB Home, 8.000%, 3/15/2020	1,831,500
190,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	200,925
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	57,888
135,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	142,256
1,435,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,553,387
30,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	32,063
165,000	Masco Corp., 6.500%, 8/15/2032	165,000
865,000	Masco Corp., 7.750%, 8/01/2029	991,107
2,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	3,090,539
310,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(d)(g)	278,225
265,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(d)(g)	259,037
825,000	Morgan Stanley, 2.125%, 4/25/2018	824,913
220,000	Morgan Stanley, 2.500%, 1/24/2019	220,015
450,000	Morgan Stanley, 3.750%, 2/25/2023	449,415
725,000	Morgan Stanley, 5.750%, 1/25/2021	823,744
250,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	440,230
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	462,014
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,141,300
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	721,478
100,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(f)	100,266
175,000	Navient LLC, 4.875%, 6/17/2019	175,000
915,000	Navient LLC, 5.500%, 1/25/2023	879,544
1,600(†††††)	Navient LLC, 6.000%, 12/15/2043	34,580
141,000	Navient LLC, MTN, 3.875%, 9/10/2015	142,763
40,000	Navient LLC, MTN, 4.625%, 9/25/2017	40,450
60,000	Navient LLC, MTN, 5.500%, 1/15/2019	61,200
1,130,000	Navient LLC, MTN, 7.250%, 1/25/2022	1,226,050
10,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	9,925
2,560,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	2,156,800
360,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	405,000
1,552,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,412,320
245,000	New Albertson’s, Inc., 7.750%, 6/15/2026	231,525
3,605,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,424,750
2,110,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,078,350

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$315,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$256,725
80,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	82,600
420,000	Old Republic International Corp., 4.875%, 10/01/2024	420,558
115,000	Owens Corning, Inc., 6.500%, 12/01/2016	126,689
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	648,408
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	513,000
785,000	Pulte Group, Inc., 6.375%, 5/15/2033	783,037
220,000	Pulte Group, Inc., 7.875%, 6/15/2032	247,500
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,468,500
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	643,532
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	445,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	61,350
560,000	Qwest Corp., 6.875%, 9/15/2033	558,845
115,000	Qwest Corp., 7.250%, 9/15/2025	134,127
480,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	506,400
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	208,000
500,000	Range Resources Corp., 5.000%, 8/15/2022	511,250
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	90,289
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	430,500
655,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	653,362
1,970,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	1,920,750
760,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	826,500
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	369,600
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	146,250
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	415,000
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	306,750
135,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	143,438
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	280,770
240,000	Sprint Capital Corp., 6.900%, 5/01/2019	252,300
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	120,038
26,000	Sprint Communications, Inc., 6.000%, 12/01/2016	27,349
180,000	Sprint Communications, Inc., 6.000%, 11/15/2022	174,600
2,910,000	SUPERVALU, Inc., 6.750%, 6/01/2021	2,866,350
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,312,400
820,000	Textron, Inc., 5.950%, 9/21/2021	944,537
960,000	Toys R Us, Inc., 7.375%, 10/15/2018	662,400
171,000	TransDigm, Inc., 6.500%, 7/15/2024, 144A	170,359
7,940,000	U.S. Treasury Note, 0.250%, 1/15/2015	7,944,653
4,760,000	U.S. Treasury Note, 0.250%, 1/31/2015	4,763,161
15,210,000	U.S. Treasury Note, 0.250%, 2/15/2015	15,221,879
5,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	4,995,900
5,140,000	U.S. Treasury Note, 0.250%, 4/15/2016	5,129,761
7,500,000	U.S. Treasury Note, 0.375%, 3/31/2016	7,501,755
24,004	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	26,585
630,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	659,925
295,000	United Rentals North America, Inc., 7.625%, 4/15/2022	320,812
1,735,000	United States Steel Corp., 6.650%, 6/01/2037	1,643,912
770,000	United States Steel Corp., 7.500%, 3/15/2022	827,750

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$129,794	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	$145,369
69,497	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	77,837
506,632	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	528,164
230,000	USG Corp., 9.750%, 1/15/2018	266,800
330,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	339,075
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	119,569
260,000	Visant Corp., 10.000%, 10/01/2017	232,050
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	74,093
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	417,533
55,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	53,763
125,000	Xerox Corp., 6.750%, 2/01/2017	139,895
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	21,779

		155,218,270

	Total Non-Convertible Bonds (Identified Cost $332,515,874)	344,461,472

Convertible Bonds — 0.7%
	United States — 0.7%
390,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	393,169
175,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	177,188
185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	215,525
125,000	Ford Motor Co., 4.250%, 11/15/2016	214,219
530,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	558,156
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,886,484
160,000	KB Home, 1.375%, 2/01/2019	154,000
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)(g)	366,709
83,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019	92,026
2,200,000	Old Republic International Corp., 3.750%, 3/15/2018	2,575,375
375,000	Omnicare, Inc., 3.750%, 12/15/2025	894,141
610,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	613,812
40,000	RPM International, Inc., 2.250%, 12/15/2020	44,900
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	174,713

	Total Convertible Bonds (Identified Cost $6,200,027)	8,360,417

Municipals — 0.0%
	United States — 0.0%
415,000	State of Illinois, 5.100%, 6/01/2033	402,986
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	95,153

	Total Municipals (Identified Cost $449,959)	498,139

	Total Bonds and Notes (Identified Cost $339,165,860)	353,320,028

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.4%
	United States — 0.4%
$1,846,875	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(f)	$1,871,124
1,065,000	Flying Fortress, Inc., New Term Loan, 3.500%, 6/30/2017(f)	1,053,690
23,142	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(f)	22,621
429,563	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(f)	419,897
120,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(f)	116,400
15,958	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(f)	12,974
908,435	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(f)	890,775

	Total Senior Loans (Identified Cost $4,401,547)	4,387,481

Shares
Preferred Stocks — 0.1%
Non-Convertible Preferred Stock — 0.1%
	United States — 0.1%
682	Ally Financial, Inc., Series G, 7.000% 144A (Identified Cost $145,366)	682,639

Convertible Preferred Stocks — 0.0%
	United States — 0.0%
460	Chesapeake Energy Corp., 5.000%	45,080
100	Chesapeake Energy Corp., Series A, 5.750% 144A	110,938

	Total Convertible Preferred Stocks (Identified Cost $135,343)	156,018

	Total Preferred Stocks (Identified Cost $280,709)	838,657

Principal Amount (‡)
Short-Term Investments — 1.9%
$10,684	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $10,684 on 10/01/2014 collateralized by $10,900 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $10,908 including accrued interest (Note 2 of Notes to Financial Statements)	10,684
9,918,910	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $9,918,910 on 10/01/2014 collateralized by $10,250,000 U.S. Treasury Note, 1.750% due 10/31/2020 valued at $10,121,875 including accrued interest (Note 2 of Notes to Financial Statements)	9,918,910
13,865,000	U.S. Treasury Bills, 0.024%-0.045%, 1/02/2015(i)(j)	13,864,279

	Total Short-Term Investments (Identified Cost $23,793,287)	23,793,873

	Total Investments — 99.3% (Identified Cost $1,091,050,870)(a)	1,238,189,541
	Other assets less liabilities — 0.7%	9,035,033

	Net Assets — 100.0%	$1,247,224,574

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $1,090,976,768 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$161,905,651
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,692,878)

	Net unrealized appreciation	$147,212,773

(b)	Non-income producing security.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $1,080,279 or 0.1% of net assets.
(e)	Perpetual bond with no specified maturity date.
(f)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(g)	Illiquid security. At September 30, 2014, the value of these securities amounted to $903,971 or 0.1% of net assets.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $93,282,390 or 7.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/17/2014	Australian Dollar	2,870,000	$2,499,268	$164,292
Buy[1]	10/07/2014	Brazilian Real	2,900,000	1,183,164	1,901
Sell[1]	10/07/2014	Brazilian Real	17,985,000	7,337,658	504,083
Buy[1]	12/17/2014	British Pound	1,370,000	2,219,499	6,696
Sell[1]	12/05/2014	Canadian Dollar	2,895,000	2,580,984	84,172
Sell[2]	12/22/2014	Colombian Peso	3,980,000,000	1,949,649	41,596
Buy[3]	12/17/2014	Euro	8,270,000	10,451,094	(255,083)
Buy[1]	12/17/2014	Japanese Yen	2,245,000,000	20,483,677	(581,241)
Buy[3]	12/17/2014	Mexican Peso	17,000,000	1,259,246	6,150
Sell[3]	12/17/2014	Mexican Peso	61,000,000	4,518,471	118,196
Sell[3]	12/17/2014	New Zealand Dollar	8,162,000	6,324,068	290,009
Sell[4]	12/17/2014	Norwegian Krone	19,500,000	3,027,022	106,314
Sell[2]	12/17/2014	Polish Zloty	24,720,000	7,439,311	195,974

Total					$683,059

1 Counterparty is Credit Suisse International.

2 Counterparty is Citibank N.A.

3 Counterparty is Barclays Bank PLC.

4 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at September 30, 2014

Treasuries	8.9%
Pharmaceuticals	8.1
Banks	5.4
Internet Software & Services	4.8
Energy Equipment & Services	4.3
Aerospace & Defense	4.0
IT Services	3.9
Internet & Catalog Retail	3.6
Banking	3.6
Beverages	3.5
Specialty Retail	3.4
Insurance	3.3
Trading Companies & Distributors	2.4
Oil, Gas & Consumable Fuels	2.2
Chemicals	2.2
Other Investments, less than 2% each	33.8
Short-Term Investments	1.9

Total Investments	99.3
Other assets less liabilities (including open forward foreign currency contracts)	0.7

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

United States Dollar	65.4%
Euro	7.1
British Pound	5.4
Japanese Yen	3.7
Canadian Dollar	2.5
Indian Rupee	2.4
Swiss Franc	2.4
Mexican Peso	2.1
Other, less than 2% each	8.3

Total Investments	99.3
Other assets less liabilities (including open forward foreign currency contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.3% of Net Assets
	Air Freight & Logistics — 6.2%
817,647	Expeditors International of Washington, Inc.	$33,180,115
349,497	United Parcel Service, Inc., Class B	34,352,060

		67,532,175

	Beverages — 9.4%
927,620	Coca-Cola Co. (The)	39,572,269
436,822	Monster Beverage Corp.(b)	40,043,473
428,049	SABMiller PLC, Sponsored ADR	23,782,402

		103,398,144

	Biotechnology — 2.7%
213,491	Amgen, Inc.	29,986,946

	Capital Markets — 3.5%
168,721	Greenhill & Co., Inc.	7,843,840
857,758	SEI Investments Co.	31,016,529

		38,860,369

	Communications Equipment — 9.2%
2,303,284	Cisco Systems, Inc.	57,973,658
571,054	QUALCOMM, Inc.	42,697,708

		100,671,366

	Consumer Finance — 2.2%
272,529	American Express Co.	23,857,189

	Energy Equipment & Services — 3.3%
356,296	Schlumberger Ltd.	36,231,740

	Food Products — 3.5%
2,893,497	Danone, Sponsored ADR	38,772,860

	Health Care Equipment & Supplies — 4.5%
369,880	Varian Medical Systems, Inc.(b)	29,634,786
192,893	Zimmer Holdings, Inc.	19,395,391

		49,030,177

	Hotels, Restaurants & Leisure — 2.2%
335,071	Yum! Brands, Inc.	24,118,411

	Household Products — 3.5%
457,114	Procter & Gamble Co. (The)	38,278,726

	Internet & Catalog Retail — 4.8%
164,094	Amazon.com, Inc.(b)	52,910,469

	Internet Software & Services — 12.7%
248,132	Alibaba Group Holding Ltd., Sponsored ADR(b)	22,046,528
769,548	Facebook, Inc., Class A(b)	60,825,074
48,934	Google, Inc., Class A(b)	28,793,255
48,929	Google, Inc., Class C(b)	28,249,647

		139,914,504

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — 5.3%
132,907	Automatic Data Processing, Inc.	$11,041,914
221,542	Visa, Inc., Class A	47,270,416

		58,312,330

	Pharmaceuticals — 7.5%
321,957	Merck & Co., Inc.	19,085,611
399,322	Novartis AG, ADR	37,588,180
529,576	Novo Nordisk AS, Sponsored ADR	25,218,409

		81,892,200

	Semiconductors & Semiconductor Equipment — 3.1%
76,943	Altera Corp.	2,753,021
92,009	Analog Devices, Inc.	4,553,525
599,667	ARM Holdings PLC, Sponsored ADR	26,199,451

		33,505,997

	Software — 12.0%
597,663	Autodesk, Inc.(b)	32,931,231
190,053	FactSet Research Systems, Inc.	23,097,141
623,139	Microsoft Corp.	28,888,724
1,218,034	Oracle Corp.	46,626,342

		131,543,438

	Specialty Retail — 2.7%
565,616	Lowe’s Cos., Inc.	29,932,399

	Total Common Stocks (Identified Cost $929,150,360)	1,078,749,440

Principal Amount
Short-Term Investments — 2.2%
$24,425,042	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $24,425,042 on 10/01/2014 collateralized by $25,075,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $24,918,281 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $24,425,042)	24,425,042

	Total Investments — 100.5% (Identified Cost $953,575,402)(a)	1,103,174,482
	Other assets less liabilities — (0.5)%	(5,070,601)

	Net Assets — 100.0%	$1,098,103,881

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Growth Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $953,830,012 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$155,349,304
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,004,834)

	Net unrealized appreciation	$149,344,470

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2014

Internet Software & Services	12.7%
Software	12.0
Beverages	9.4
Communications Equipment	9.2
Pharmaceuticals	7.5
Air Freight & Logistics	6.2
IT Services	5.3
Internet & Catalog Retail	4.8
Health Care Equipment & Supplies	4.5
Capital Markets	3.5
Food Products	3.5
Household Products	3.5
Energy Equipment & Services	3.3
Semiconductors & Semiconductor Equipment	3.1
Biotechnology	2.7
Specialty Retail	2.7
Hotels, Restaurants & Leisure	2.2
Consumer Finance	2.2
Short-Term Investments	2.2

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 97.8% of Net Assets
	Aerospace & Defense — 2.7%
301,101	Honeywell International, Inc.	$28,038,525
259,267	Northrop Grumman Corp.	34,161,020

		62,199,545

	Automobiles — 1.1%
811,070	General Motors Co.	25,905,576

	Banks — 11.5%
2,882,719	Bank of America Corp.	49,150,359
857,450	Citigroup, Inc.	44,433,059
1,585,159	Fifth Third Bancorp	31,734,883
966,750	JPMorgan Chase & Co.	58,237,020
399,831	PNC Financial Services Group, Inc. (The)	34,217,537
869,217	Wells Fargo & Co.	45,086,286

		262,859,144

	Beverages — 1.3%
323,704	PepsiCo, Inc.	30,133,605

	Capital Markets — 4.4%
270,022	Ameriprise Financial, Inc.	33,315,314
484,333	Legg Mason, Inc.	24,778,476
575,142	State Street Corp.	42,336,203

		100,429,993

	Chemicals — 1.4%
456,295	E.I. du Pont de Nemours & Co.	32,743,729

	Communications Equipment — 2.4%
1,097,774	Cisco Systems, Inc.	27,630,971
440,488	Motorola Solutions, Inc.	27,874,081

		55,505,052

	Construction Materials — 1.1%
409,162	Vulcan Materials Co.	24,643,827

	Consumer Finance — 1.5%
545,000	Discover Financial Services	35,092,550

	Containers & Packaging — 1.4%
915,908	Sealed Air Corp.	31,946,871

	Diversified Telecommunication Services — 1.3%
611,418	Verizon Communications, Inc.	30,564,786

	Electric Utilities — 2.1%
274,448	NextEra Energy, Inc.	25,765,178
493,433	Northeast Utilities	21,859,082

		47,624,260

	Electrical Equipment — 2.4%
1,129,030	ABB Ltd., Sponsored ADR	25,301,562
460,090	Eaton Corp. PLC	29,155,904

		54,457,466

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.8%
681,013	Knowles Corp.(b)	$18,046,845

	Energy Equipment & Services — 2.3%
403,945	National Oilwell Varco, Inc.	30,740,215
224,392	Schlumberger Ltd.	22,818,422

		53,558,637

	Food & Staples Retailing — 1.3%
369,624	CVS Health	29,418,374

	Food Products — 1.2%
821,330	Mondelez International, Inc., Class A	28,142,872

	Health Care Equipment & Supplies — 1.4%
367,464	Covidien PLC	31,789,311

	Health Care Providers & Services — 3.1%
435,949	HCA Holdings, Inc.(b)	30,743,123
475,566	UnitedHealth Group, Inc.	41,017,568

		71,760,691

	Independent Power & Renewable Electricity Producers — 0.9%
995,623	Calpine Corp.(b)	21,605,019

	Insurance — 6.3%
662,597	American International Group, Inc.	35,793,490
759,445	FNF Group	21,067,005
670,510	MetLife, Inc.	36,019,797
246,496	Travelers Cos., Inc. (The)	23,155,834
839,147	Unum Group	28,849,874

		144,886,000

	Internet & Catalog Retail — 1.2%
966,850	Liberty Interactive Corp., Class A(b)	27,574,562

	Internet Software & Services — 1.2%
595,236	AOL, Inc.(b)	26,755,858

	Machinery — 3.9%
231,973	Deere & Co.	19,019,466
402,978	Illinois Tool Works, Inc.	34,019,403
374,208	Ingersoll-Rand PLC	21,090,363
512,664	Terex Corp.	16,287,335

		90,416,567

	Media — 5.1%
636,645	Comcast Corp., Class A	34,238,768
503,061	Liberty Global PLC, Class A(b)	21,400,215
448,573	Omnicom Group, Inc.	30,888,737
385,229	Viacom, Inc., Class B	29,639,519

		116,167,239

	Multiline Retail — 1.3%
371,689	Family Dollar Stores, Inc.	28,709,258

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 8.5%
387,421	Chevron Corp.	$46,227,074
810,149	Cobalt International Energy, Inc.(b)	11,018,026
288,841	Hess Corp.	27,243,483
909,188	Marathon Oil Corp.	34,176,377
431,363	Noble Energy, Inc.	29,487,975
388,402	Royal Dutch Shell PLC, ADR	29,569,044
380,136	Valero Energy Corp.	17,588,893

		195,310,872

	Pharmaceuticals — 11.1%
104,853	Actavis PLC(b)	25,298,932
614,440	Bristol-Myers Squibb Co.	31,447,039
646,721	Eli Lilly & Co.	41,939,857
608,826	Merck & Co., Inc.	36,091,206
1,686,625	Pfizer, Inc.	49,873,501
751,391	Sanofi, ADR	42,400,994
517,583	Teva Pharmaceutical Industries Ltd., Sponsored ADR	27,820,086

		254,871,615

	REITs – Diversified — 1.5%
140,643	CBS Outdoor Americas, Inc.	4,210,851
908,017	Weyerhaeuser Co.	28,929,422

		33,140,273

	Road & Rail — 1.5%
308,365	Norfolk Southern Corp.	34,413,534

	Software — 3.5%
964,806	Microsoft Corp.	44,728,406
1,502,172	Symantec Corp.	35,316,064

		80,044,470

	Specialty Retail — 2.1%
312,359	AutoNation, Inc.(b)	15,714,781
610,811	Lowe’s Cos., Inc.	32,324,118

		48,038,899

	Technology Hardware, Storage & Peripherals — 2.7%
282,928	Apple, Inc.	28,504,996
1,115,229	EMC Corp.	32,631,601

		61,136,597

	Tobacco — 1.2%
328,325	Philip Morris International, Inc.	27,382,305

	Wireless Telecommunication Services — 1.1%
760,092	Vodafone Group PLC, Sponsored ADR	24,999,426

	Total Common Stocks (Identified Cost $1,671,780,189)	2,242,275,628

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.2%
$51,061,716	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $51,061,716 on 10/01/2014 collateralized by $47,730,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $52,085,363 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $51,061,716)	$51,061,716

	Total Investments — 100.0% (Identified Cost $1,722,841,905)(a)	2,293,337,344
	Other assets less liabilities — 0.0%	954,419

	Net Assets — 100.0%	$2,294,291,763

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $1,726,358,670 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$591,252,797
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(24,274,123)

	Net unrealized appreciation	$566,978,674

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Value Fund – (continued)

Industry Summary at September 30, 2014

Banks	11.5%
Pharmaceuticals	11.1
Oil, Gas & Consumable Fuels	8.5
Insurance	6.3
Media	5.1
Capital Markets	4.4
Machinery	3.9
Software	3.5
Health Care Providers & Services	3.1
Aerospace & Defense	2.7
Technology Hardware, Storage & Peripherals	2.7
Communications Equipment	2.4
Electrical Equipment	2.4
Energy Equipment & Services	2.3
Specialty Retail	2.1
Electric Utilities	2.1
Other Investments, less than 2% each	23.7
Short-Term Investments	2.2

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities

September 30, 2014

	Global Equity and Income Fund	Growth Fund	Value Fund
ASSETS
Investments at cost	$1,091,050,870	$953,575,402	$1,722,841,905
Net unrealized appreciation	147,138,671	149,599,080	570,495,439

Investments at value	1,238,189,541	1,103,174,482	2,293,337,344
Cash	53,394	—	—
Foreign currency at value (identified cost $2,060,017, $0 and $0, respectively)	2,034,013	—	—
Receivable for Fund shares sold	3,753,583	1,151,330	1,443,610
Receivable for securities sold	4,290,434	—	1,826,527
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	260,000	—	—
Dividends and interest receivable	5,917,478	1,216,844	2,631,858
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,519,383	—	—
Tax reclaims receivable	249,723	—	—

TOTAL ASSETS	1,256,267,549	1,105,542,656	2,299,239,339

LIABILITIES
Payable for securities purchased	5,281,114	5,935,017	2,031,408
Payable for Fund shares redeemed	1,392,379	723,521	1,298,378
Unrealized depreciation on forward foreign currency contracts (Note 2)	836,324	—	—
Foreign taxes payable (Note 2)	172,157	—	—
Due to brokers (Note 2)	260,000	—	—
Management fees payable (Note 6)	778,092	453,451	961,741
Deferred Trustees’ fees (Note 6)	137,243	164,167	392,695
Administrative fees payable (Note 6)	44,566	38,947	82,623
Payable to distributor (Note 6d)	11,180	10,104	31,043
Other accounts payable and accrued expenses	129,920	113,568	149,688

TOTAL LIABILITIES	9,042,975	7,438,775	4,947,576

NET ASSETS	$1,247,224,574	$1,098,103,881	$2,294,291,763

NET ASSETS CONSIST OF:
Paid-in capital	$1,034,889,137	$990,098,321	$1,501,923,855
Undistributed net investment income	9,047,574	4,934,562	38,569,726
Accumulated net realized gain (loss) on investments and foreign currency transactions	55,768,181	(46,528,082)	183,302,743
Net unrealized appreciation on investments and foreign currency translations	147,519,682	149,599,080	570,495,439

NET ASSETS	$1,247,224,574	$1,098,103,881	$2,294,291,763

See accompanying notes to financial statements.

|  46

Statements of Assets and Liabilities (continued)

September 30, 2014

	Global Equity and Income Fund	Growth Fund		Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$237,166,929	$63,681,682		$580,091,520

Shares of beneficial interest	11,996,739	6,736,527		20,377,453

Net asset value and redemption price per share	$19.77	$9.45		$28.47

Offering price per share (100/94.25 of net asset value) (Note 1)	$20.98	$10.03		$30.21

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$427,651		$672,112

Shares of beneficial interest	—	48,628		23,370

Net asset value and offering price per share	$—	$8.79		$28.76

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$377,000,583	$29,836,650		$16,957,649

Shares of beneficial interest	19,319,833	3,395,226		602,573

Net asset value and offering price per share	$19.51	$8.79		$28.14

Class N shares:
Net assets	$—	$1,325		$392,811,027

Shares of beneficial interest	—	132		13,743,580

Net asset value, offering and redemption price per share	$—	$10.01	*	$28.58

Class Y shares:
Net assets	$633,057,062	$1,004,156,573		$1,303,491,944

Shares of beneficial interest	31,833,961	99,990,208		45,611,704

Net asset value, offering and redemption price per share	$19.89	$10.04		$28.58

Admin Class shares:
Net assets	$—	$—		$267,511

Shares of beneficial interest	—	—		9,439

Net asset value, offering and redemption price per share	$—	$—		$28.34

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

47  |

Statements of Operations

For the Year Ended September 30, 2014

	Global Equity and Income Fund	Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$16,120,059	$12,182,495	$62,763,636	(a)
Interest	17,044,019	231	724
Less net foreign taxes withheld	(672,816)	(327,285)	(292,124)

	32,491,262	11,855,441	62,472,236

Expenses
Management fees (Note 6)	9,290,151	4,018,726	11,022,110
Service and distribution fees (Note 6)	4,394,595	423,526	1,199,186
Administrative fees (Note 6)	539,025	349,269	958,953
Trustees’ fees and expenses (Note 6)	55,240	52,648	106,676
Transfer agent fees and expenses (Notes 6 and 7)	976,837	799,743	2,561,949
Audit and tax services fees	54,966	39,996	40,376
Custodian fees and expenses	292,215	35,590	57,565
Legal fees	11,048	7,074	19,589
Registration fees	104,688	158,803	164,763
Shareholder reporting expenses	59,819	17,339	125,110
Miscellaneous expenses	58,045	27,161	56,915

Total expenses	15,836,629	5,929,875	16,313,192
Less waiver and/or expense reimbursement (Note 6)	—	(31)	—

Net expenses	15,836,629	5,929,844	16,313,192

Net investment income	16,654,633	5,925,597	46,159,044

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	65,771,569	37,751,773	193,094,685
Foreign currency transactions	(2,737,540)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	30,111,706	73,439,555	118,580,388
Foreign currency translations	609,421	—	—

Net realized and unrealized gain on investments and foreign currency transactions	93,755,156	111,191,328	311,675,073

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,409,789	$117,116,925	$357,834,117

(a)	Includes non-recurring dividends of $18,542,329.

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$16,654,633	$18,882,904	$5,925,597	$1,530,832
Net realized gain on investments and foreign currency transactions	63,034,029	31,642,395	37,751,773	4,017,895
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	30,721,127	58,003,890	73,439,555	49,693,475

Net increase in net assets resulting from operations	110,409,789	108,529,189	117,116,925	55,242,202

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(4,662,019)	(3,564,600)	(62,431)	(294,078)
Class C	(3,777,946)	(2,862,934)	—	(20,215)
Class N	—	—	(3)	—
Class Y	(11,208,754)	(9,012,867)	(1,861,749)	(1,088,093)
Net realized capital gains
Class A	(3,414,741)	—	—	—
Class C	(4,537,332)	—	—	—
Class Y	(7,216,843)	—	—	—

Total distributions	(34,817,635)	(15,440,401)	(1,924,183)	(1,402,386)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	9,166,416	141,699,087	369,196,723	411,126,304

Net increase in net assets	84,758,570	234,787,875	484,389,465	464,966,120
NET ASSETS
Beginning of the year	1,162,466,004	927,678,129	613,714,416	148,748,296

End of the year	$1,247,224,574	$1,162,466,004	$1,098,103,881	$613,714,416

UNDISTRIBUTED NET INVESTMENT INCOME	$9,047,574	$16,224,238	$4,934,562	$938,277

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Value Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$46,159,044	$25,179,744
Net realized gain on investments and foreign currency transactions	193,094,685	103,312,153
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	118,580,388	226,865,373

Net increase in net assets resulting from operations	357,834,117	355,357,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,696,217)	(1,732,857)
Class B	—	(4,549)
Class C	(56,045)	(55,400)
Class N	(3,689,697)	—
Class Y	(16,821,147)	(20,425,746)
Admin Class	(119)	(23)
Net realized capital gains
Class A	(12,795,968)	—
Class B	(52,578)	—
Class C	(776,082)	—
Class N	(14,085,769)	—
Class Y	(71,586,232)	—
Admin Class	(641)	—

Total distributions	(122,560,495)	(22,218,575)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	96,928,660	248,645,802

Net increase in net assets	332,202,282	581,784,497
NET ASSETS
Beginning of the year	1,962,089,481	1,380,304,984

End of the year	$2,294,291,763	$1,962,089,481

UNDISTRIBUTED NET INVESTMENT INCOME	$38,569,726	$16,777,729

See accompanying notes to financial statements.

|  50

Financial Highlights

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$18.57	$17.07		$14.24		$14.72		$12.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.32	(b)	0.35	(c)	0.22		0.26
Net realized and unrealized gain (loss)	1.49	1.45		2.71		(0.45)		2.26

Total from Investment Operations	1.77	1.77		3.06		(0.23)		2.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.27)		(0.23)		(0.25)		(0.30)
Net realized capital gains	(0.24)	—		—		—		—

Total Distributions	(0.57)	(0.27)		(0.23)		(0.25)		(0.30)

Net asset value, end of the period	$19.77	$18.57		$17.07		$14.24		$14.72

Total return(e)	9.62%	10.54	%(b)	21.75	%(c)	(1.67)%		20.61	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$237,167	$251,211		$216,209		$111,589		$64,367
Net expenses	1.17%	1.18%		1.21%		1.24	%(g)	1.25	%(f)
Gross expenses	1.17%	1.18%		1.21%		1.24	%(g)	1.29%
Net investment income	1.46%	1.82	%(b)	2.16	%(c)	1.41%		1.96%
Portfolio turnover rate	49%	58%		29%		65%		99%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 10.25% and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 21.46% and the ratio of net investment income to average net assets would have been 1.93%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$18.36	$16.90		$14.10		$14.59		$12.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.19	(b)	0.22	(c)	0.10		0.16
Net realized and unrealized gain (loss)	1.45	1.45		2.70		(0.44)		2.26

Total from Investment Operations	1.59	1.64		2.92		(0.34)		2.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.18)		(0.12)		(0.15)		(0.22)
Net realized capital gains	(0.24)	—		—		—		—

Total Distributions	(0.44)	(0.18)		(0.12)		(0.15)		(0.22)

Net asset value, end of the period	$19.51	$18.36		$16.90		$14.10		$14.59

Total return(e)	8.72%	9.77	%(b)	20.83	%(c)	(2.42)%		19.79	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$377,001	$340,561		$251,366		$145,369		$109,455
Net expenses	1.92%	1.93%		1.96%		1.99	%(g)	2.00	%(f)
Gross expenses	1.92%	1.93%		1.96%		1.99	%(g)	2.04%
Net investment income	0.71%	1.07	%(b)	1.40	%(c)	0.64%		1.21%
Portfolio turnover rate	49%	58%		29%		65%		99%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13, total return would have been 9.41% and the ratio of net investment income to average net assets would have been 0.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.19, total return would have been 20.55% and the ratio of net investment income to average net assets would have been 1.18%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$18.68	$17.15		$14.31		$14.78		$12.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.37	(b)	0.40	(c)	0.26		0.29
Net realized and unrealized gain (loss)	1.49	1.47		2.71		(0.45)		2.28

Total from Investment Operations	1.82	1.84		3.11		(0.19)		2.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.31)		(0.27)		(0.28)		(0.33)
Net realized capital gains	(0.24)	—		—		—		—

Total Distributions	(0.61)	(0.31)		(0.27)		(0.28)		(0.33)

Net asset value, end of the period	$19.89	$18.68		$17.15		$14.31		$14.78

Total return	9.87%	10.90	%(b)	21.96	%(c)	(1.42)%		21.02	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$633,057	$570,694		$460,103		$216,136		$144,780
Net expenses	0.92%	0.93%		0.96%		0.99	%(f)	1.00	%(e)
Gross expenses	0.92%	0.93%		0.96%		0.99	%(f)	1.04%
Net investment income	1.69%	2.07	%(b)	2.44	%(c)	1.65%		2.20%
Portfolio turnover rate	49%	58%		29%		65%		99%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.31, total return would have been 10.60% and the ratio of net investment income to average net assets would have been 1.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.36, total return would have been 21.75% and the ratio of net investment income to average net assets would have been 2.20%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$8.07	$6.50	$5.24	$5.14	$4.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.04	0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	1.34	1.59	1.23	0.09	0.67

Total from Investment Operations	1.39	1.63	1.27	0.10	0.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.06)	(0.01)	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.01)	(0.06)	(0.01)	—	—

Net asset value, end of the period	$9.45	$8.07	$6.50	$5.24	$5.14

Total return(c)	17.23%	25.23%	24.22%	1.95%	14.73	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,682	$50,248	$33,663	$26,716	$29,901
Net expenses	0.94%	1.03%	1.07%	1.14%	1.19	%(d)
Gross expenses	0.94%	1.03%	1.07%	1.14%	1.20%
Net investment income	0.55%	0.57%	0.61%	0.23%	(0.30)%
Portfolio turnover rate	14%	6%	16%	16%	163%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class B
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$7.56	$6.09	$4.94	$4.87	$4.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)	(0.01)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	1.25	1.48	1.16	0.10	0.64

Total from Investment Operations	1.23	1.47	1.15	0.07	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net asset value, end of the period	$8.79	$7.56	$6.09	$4.94	$4.87

Total return(c)	16.27%	24.14%	23.28%	1.44%	13.79	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$428	$1,422	$1,908	$2,609	$4,086
Net expenses	1.69%	1.78%	1.82%	1.89%	1.93	%(d)
Gross expenses	1.69%	1.78%	1.82%	1.89%	1.95%
Net investment loss	(0.25)%	(0.14)%	(0.12)%	(0.54)%	(1.06)%
Portfolio turnover rate	14%	6%	16%	16%	163%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$7.55	$6.09	$4.94	$4.87	$4.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)	(0.01)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	1.26	1.48	1.16	0.10	0.64

Total from Investment Operations	1.24	1.47	1.15	0.07	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	—	(0.01)	—	—	—

Net asset value, end of the period	$8.79	$7.55	$6.09	$4.94	$4.87

Total return(c)	16.42%	24.21%	23.28%	1.44%	13.79	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,837	$20,798	$10,489	$10,262	$12,493
Net expenses	1.69%	1.78%	1.82%	1.89%	1.93	%(d)
Gross expenses	1.69%	1.78%	1.82%	1.89%	1.95%
Net investment income (loss)	(0.20)%	(0.20)%	(0.13)%	(0.53)%	(1.06)%
Portfolio turnover rate	14%	6%	16%	16%	163%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$8.56	$7.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03
Net realized and unrealized gain (loss)	1.42	0.95

Total from Investment Operations	1.47	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—
Net realized capital gains	—	—

Total Distributions	(0.02)	—

Net asset value, end of the period	$10.01	$8.56

Total return(b)	17.21%	12.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1
Net expenses(c)	0.95%	0.95	%(d)
Gross expenses	3.45%	3.50	%(d)
Net investment income	0.52%	0.60	%(d)
Portfolio turnover rate	14%	6%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$8.57	$6.90	$5.56	$5.43	$4.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.05	0.06	0.03	(0.00	)(b)
Net realized and unrealized gain (loss)	1.42	1.69	1.30	0.10	0.70

Total from Investment Operations	1.50	1.74	1.36	0.13	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.07)	(0.02)	—	—
Net realized capital gains	—	—	—	—	—

Total Distributions	(0.03)	(0.07)	(0.02)	—	—

Net asset value, end of the period	$10.04	$8.57	$6.90	$5.56	$5.43

Total return	17.51%	25.49%	24.57%	2.21%	15.01	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,004,157	$541,245	$102,688	$70,177	$53,299
Net expenses	0.69%	0.77%	0.82%	0.89%	0.93	%(d)(e)
Gross expenses	0.69%	0.77%	0.82%	0.89%	0.95%
Net investment income (loss)	0.79%	0.68%	0.87%	0.49%	(0.05)%
Portfolio turnover rate	14%	6%	16%	16%	163%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective February 1, 2010, the expense limit increased from 0.85% to 1.00%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$25.59		$20.86	$16.04	$16.78	$16.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	(b)	0.31	0.27	0.20	0.27	(c)
Net realized and unrealized gain (loss)	4.00		4.70	4.78	(0.72)	0.23

Total from Investment Operations	4.45		5.01	5.05	(0.52)	0.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.28)	(0.23)	(0.22)	(0.14)
Net realized capital gains	(1.30)		—	—	—	—

Total Distributions	(1.57)		(0.28)	(0.23)	(0.22)	(0.14)

Net asset value, end of the period	$28.47		$25.59	$20.86	$16.04	$16.78

Total return(d)	17.97	%(b)	24.35%	31.71%	(3.28)%	3.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$580,092		$171,327	$129,572	$126,789	$130,922
Net expenses	0.96%		0.97%	0.98%	0.98%	0.96%
Gross expenses	0.96%		0.97%	0.98%	0.98%	0.96%
Net investment income	1.63	%(b)	1.31%	1.45%	1.09%	1.58	%(c)
Portfolio turnover rate	28%		24%	25%	29%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.29, total return would have been 17.02% and the ratio of net investment income to average net assets would have been 1.05%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14 and the ratio of net investment income to average net assets would have been 0.84%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class B
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$25.77		$20.95	$16.05	$16.77	$16.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	(b)	0.14	0.13	0.06	0.12	(c)
Net realized and unrealized gain (loss)	3.97		4.75	4.81	(0.73)	0.25

Total from Investment Operations	4.29		4.89	4.94	(0.67)	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.07)	(0.04)	(0.05)	—
Net realized capital gains	(1.30)		—	—	—	—

Total Distributions	(1.30)		(0.07)	(0.04)	(0.05)	—

Net asset value, end of the period	$28.76		$25.77	$20.95	$16.05	$16.77

Total return(d)	17.08	%(b)	23.42%	30.79%	(4.05)%	2.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$672		$1,143	$1,534	$2,037	$3,299
Net expenses	1.71%		1.72%	1.73%	1.73%	1.70%
Gross expenses	1.71%		1.72%	1.73%	1.73%	1.70%
Net investment income	1.16	%(b)	0.59%	0.71%	0.32%	0.72	%(c)
Portfolio turnover rate	28%		24%	25%	29%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07, total return would have been 16.14% and the ratio of net investment income to average net assets would have been 0.26%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02 and the ratio of net investment income to average net assets would have been 0.10%.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$25.33		$20.65	$15.85	$16.58	$16.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	(b)	0.13	0.13	0.06	0.14	(c)
Net realized and unrealized gain (loss)	3.89		4.68	4.74	(0.71)	0.22

Total from Investment Operations	4.20		4.81	4.87	(0.65)	0.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.13)	(0.07)	(0.08)	(0.04)
Net realized capital gains	(1.30)		—	—	—	—

Total Distributions	(1.39)		(0.13)	(0.07)	(0.08)	(0.04)

Net asset value, end of the period	$28.14		$25.33	$20.65	$15.85	$16.58

Total return(d)	17.07	%(b)	23.41%	30.78%	(4.00)%	2.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,958		$15,158	$9,104	$8,996	$10,226
Net expenses	1.71%		1.72%	1.73%	1.73%	1.71%
Gross expenses	1.71%		1.72%	1.73%	1.73%	1.71%
Net investment income	1.15	%(b)	0.55%	0.70%	0.33%	0.81	%(c)
Portfolio turnover rate	28%		24%	25%	29%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, total return would have been 16.11% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01 and the ratio of net investment income to average net assets would have been 0.09%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$25.65		$22.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63	(b)	0.25
Net realized and unrealized gain (loss)	3.94		2.81

Total from Investment Operations	4.57		3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		—
Net realized capital gains	(1.30)		—

Total Distributions	(1.64)		—

Net asset value, end of the period	$28.58		$25.65

Total return	18.43	%(b)	13.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$392,811		$260,643
Net expenses	0.57%		0.57	%(c)
Gross expenses	0.57%		0.57	%(c)
Net investment income	2.28	%(b)	1.50	%(c)
Portfolio turnover rate	28%		24%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.39, total return would have been 17.48% and the ratio of net investment income to average net assets would have been 1.43%.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$25.65		$20.91	$16.08	$16.82	$16.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	(b)	0.36	0.32	0.25	0.31	(c)
Net realized and unrealized gain (loss)	3.94		4.72	4.78	(0.73)	0.23

Total from Investment Operations	4.54		5.08	5.10	(0.48)	0.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		(0.34)	(0.27)	(0.26)	(0.19)
Net realized capital gains	(1.30)		—	—	—	—

Total Distributions	(1.61)		(0.34)	(0.27)	(0.26)	(0.19)

Net asset value, end of the period	$28.58		$25.65	$20.91	$16.08	$16.82

Total return	18.27	%(b)	24.65%	32.05%	(3.05)%	3.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,303,492		$1,513,807	$1,240,093	$957,584	$788,937
Net expenses	0.71%		0.72%	0.73%	0.74%	0.71%
Gross expenses	0.71%		0.72%	0.73%	0.74%	0.71%
Net investment income	2.19	%(b)	1.56%	1.68%	1.34%	1.86	%(c)
Portfolio turnover rate	28%		24%	25%	29%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.35, total return would have been 17.32% and the ratio of net investment income to average net assets would have been 1.28%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18 and the ratio of net investment income to average net assets would have been 1.08%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Admin Class
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2010*
Net asset value, beginning of the period	$25.51		$20.79	$16.00	$16.74	$16.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	(b)	0.24	0.22	0.17	0.18	(c)
Net realized and unrealized gain (loss)	4.07		4.71	4.77	(0.73)	(0.16)

Total from Investment Operations	4.37		4.95	4.99	(0.56)	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.23)	(0.20)	(0.18)	—
Net realized capital gains	(1.30)		—	—	—	—

Total Distributions	(1.54)		(0.23)	(0.20)	(0.18)	—

Net asset value, end of the period	$28.34		$25.51	$20.79	$16.00	$16.74

Total return	17.68	%(b)	24.08%	31.43%	(3.48)%	0.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$268		$12	$2	$1	$1
Net expenses	1.21%		1.19%	1.24%	1.17%	1.29	%(d)
Gross expenses	1.21%		1.19%	1.24%	1.17%	1.29	%(d)
Net investment income	1.07	%(b)	1.01%	1.17%	0.90%	1.59	%(c)(d)
Portfolio turnover rate	28%		24%	25%	29%	54%

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 16.73% and the ratio of net investment income to average net assets would have been 0.96%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05 and the ratio of net investment income to average net assets would have been 0.50%.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  64

Notes to Financial Statements

September 30, 2014

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Growth Fund and Value Fund offer Class N shares and Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution

65  |

Notes to Financial Statements (continued)

September 30, 2014

fees and, for Growth Fund and Value Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a

|  66

Notes to Financial Statements (continued)

September 30, 2014

reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As September 30, 2014, approximately 22% of the market value of Global Equity and Income Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities. Additionally, multiple securities held by the Fund for which market quotations were not readily available as of September 30, 2014, were fair valued pursuant to procedures approved by the Board of Trustees, amounting to less than 0.1% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

67  |

Notes to Financial Statements (continued)

September 30, 2014

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Due to Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due to

|  68

Notes to Financial Statements (continued)

September 30, 2014

brokers balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gains tax reclass, foreign

69  |

Notes to Financial Statements (continued)

September 30, 2014

currency gains and losses, paydown gains and losses, contingent payment debt instruments, return of capital and capital gain distributions received, deferred Trustees’ fees, trust preferred securities and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark to market, wash sales, premium amortization, contingent payment debt instruments and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$23,348,919	$11,468,716	$34,817,635	$15,440,401	$—	$15,440,401
Growth Fund	1,924,183	—	1,924,183	1,402,386	—	1,402,386
Value Fund	23,545,450	99,015,045	122,560,495	22,218,575	—	22,218,575

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Undistributed ordinary income	$27,961,419	$5,098,729	$49,196,790
Undistributed long-term capital gain	37,565,142	—	176,585,139

Total undistributed earnings	65,526,561	5,098,729	225,781,929

Capital loss carryforward:
Expires:
September 30, 2017	—	(11,593,528)	—
September 30, 2018	—	(34,679,944)	—

Total capital loss carryforward	—	(46,273,472)	—
Unrealized appreciation	146,946,118	149,344,470	566,978,674

Total accumulated earnings	$212,472,679	$108,169,727	$792,760,603

Capital loss carryforward utilized in the current year	$—	$37,528,363	$—

|  70

Notes to Financial Statements (continued)

September 30, 2014

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

71  |

Notes to Financial Statements (continued)

September 30, 2014

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)
Belgium	$—	$18,595,356	$—	$18,595,356
China	17,400,028	15,465,001	—	32,865,029
Denmark	—	17,268,698	—	17,268,698
Germany	—	29,770,514	—	29,770,514
India	10,617,022	18,085,890	—	28,702,912
Italy	—	14,441,791	—	14,441,791
Japan	—	46,005,850	—	46,005,850
Sweden	—	17,391,261	—	17,391,261
Switzerland	—	29,413,352	—	29,413,352
Thailand	—	13,460,218	—	13,460,218
United Kingdom	—	58,189,004	—	58,189,004
All Other Common Stocks(a)	549,745,517	—	—	549,745,517

Total Common Stocks	577,762,567	278,086,935	—	855,849,502

|  72

Notes to Financial Statements (continued)

September 30, 2014

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$5,927,700	$4,567,994	$10,495,694
United States	34,580	152,636,977	2,546,713	155,218,270
All Other Non-Convertible Bonds(a)	—	178,747,508	—	178,747,508

Total Non-Convertible Bonds	34,580	337,312,185	7,114,707	344,461,472

Convertible Bonds(a)	—	8,360,417	—	8,360,417
Municipals(a)	—	498,139	—	498,139

Total Bonds and Notes	34,580	346,170,741	7,114,707	353,320,028

Senior Loans(a)	—	4,387,481	—	4,387,481
Preferred Stocks
Non-Convertible Preferred Stock(a)	682,639	—	—	682,639
Convertible Preferred Stocks
United States	45,080	110,938	—	156,018

Total Preferred Stocks	727,719	110,938	—	838,657

Short-Term Investments	—	23,793,873	—	23,793,873

Total Investments	578,524,866	652,549,968	7,114,707	1,238,189,541

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,519,383	—	1,519,383

Total	$578,524,866	$654,069,351	$7,114,707	$1,239,708,924

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(836,324)	$—	$(836,324)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $110,312 was transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

73  |

Notes to Financial Statements (continued)

September 30, 2014

All transfers are recognized as of the beginning of the reporting period.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,078,749,440	$—	$—	$1,078,749,440
Short-Term Investments	—	24,425,042	—	24,425,042

Total	$1,078,749,440	$24,425,042	$—	$1,103,174,482

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$2,242,275,628	$—	$—	$2,242,275,628
Short-Term Investments	—	51,061,716	—	51,061,716

Total	$2,242,275,628	$51,061,716	$—	$2,293,337,344

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Brazil	$1,065,325	$415	$(6,682)	$2,505	$—
Korea	4,410,510	(4,450)	—	161,934	—
United States	3,019,090	1,778	6,876	106,333	—

Total	$8,494,925	$(2,257)	$194	$270,772	$—

|  74

Notes to Financial Statements (continued)

September 30, 2014

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Brazil	$(1,061,563)	$—	$—	$—	$—
Korea	—	—	—	4,567,994	161,934
United States	(587,364)	—	—	2,546,713	111,209

Total	$(1,648,927)	$—	$—	$7,114,707	$273,143

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Equity and Income Fund used during the period include forward foreign currency contracts.

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2014, the Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

75  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2014, as reflected within the Statements of Assets and Liabilities

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,519,383

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$836,324

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2014 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign currency transactions[1]
Foreign exchange contracts	$(2,700,029)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency transactions[1]
Foreign exchange contracts	$910,551

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  76

Notes to Financial Statements (continued)

September 30, 2014

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2014:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	6.62%
Highest Notional Amount Outstanding	11.39%
Lowest Notional Amount Outstanding	4.99%
Notional Amount Outstanding as of September 30, 2014	5.71%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Global Equity and Income Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

77  |

Notes to Financial Statements (continued)

September 30, 2014

As of September 30, 2014, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for Global Equity and Income Fund, by counterparty, are as follows:

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank plc	$414,355	$(255,083)	$159,272	$—	$159,272
Citibank N.A.	237,570	—	237,570	(237,570)	—
Credit Suisse International	761,144	(581,241)	179,903	—	179,903
UBS AG	106,314	—	106,314	—	106,314

	$1,519,383	$(836,324)	$683,059	$(237,570)	$445,489

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank plc	$(255,083)	$255,083	$—	$—	$—
Credit Suisse International	(581,241)	581,241	—	—	—

	$(836,324)	$836,324	$—	$—	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded

|  78

Notes to Financial Statements (continued)

September 30, 2014

derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2014:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$1,519,383	$445,489

These amounts include cash received as collateral of $260,000.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$532,751,637	$545,903,843
Growth Fund	473,519,153	107,395,812
Value Fund	623,898,934	584,555,844

For the year ended September 30, 2014, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $55,985,566 and $47,935,932, respectively.

79  |

Notes to Financial Statements (continued)

September 30, 2014

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2014, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $2 billion	Over $2 billion
Global Equity and Income Fund	0.75%	0.73%
Growth Fund	0.50%	0.50%
Value Fund	0.50%	0.50%

Prior to July 1, 2014, Global Equity and Income Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Equity and Income Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	—	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	0.95%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.80%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on

|  80

Notes to Financial Statements (continued)

September 30, 2014

a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Equity and Income Fund	$9,290,151	$—	$9,290,151	0.75%	0.75%
Growth Fund	4,018,726	—	4,018,726	0.50%	0.50%
Value Fund	11,022,110	—	11,022,110	0.50%	0.50%

For the year ended September 30, 2014 class specific expenses have been reimbursed as follows:

Reimbursement[1]
Fund	Class N
Growth Fund	$31

[1]	Expense reimbursements of $15 are subject to possible recovery until September 30, 2015. See note 6h.

No expenses were recovered for any of the Funds during the year ended September 30, 2014 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

81  |

Notes to Financial Statements (continued)

September 30, 2014

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$675,152	$—	$929,861	$—	$—	$2,789,582	$—
Growth Fund	149,585	1,952	66,533	—	5,855	199,600	—
Value Fund	1,018,847	2,301	42,636	294	6,906	127,908	294

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Funds and contracts with State Street Bank to serve as

|  82

Notes to Financial Statements (continued)

September 30, 2014

sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$539,025
Growth Fund	349,269
Value Fund	958,953

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

83  |

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$905,750
Growth Fund	701,402
Value Fund	2,457,876

As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$11,180
Growth Fund	10,104
Value Fund	31,043

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2014, were as follows:

Fund	Commissions
Global Equity and Income Fund	$568,871
Growth Fund	123,483
Value Fund	104,049

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each

|  84

Notes to Financial Statements (continued)

September 30, 2014

Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2014, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total
Global Equity and Income Fund	1.53%	1.13%	2.66%
Growth Fund	1.20%	2.21%	3.41%
Value Fund	0.71%	1.13%	1.84%

Additionally, as of September 30, 2014, NGAM Advisors held shares of Growth Fund representing less than 1% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Growth Fund to reimburse

85  |

Notes to Financial Statements (continued)

September 30, 2014

any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period July 1, 2014 to September 30, 2014, NGAM Advisors reimbursed the Fund $16 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2014, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Growth Fund	$60,221	$807	$26,713	$36	$711,966	$—
Value Fund	558,010	1,266	23,414	224	1,978,877	158

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

The Global Equity and Income Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, none of the Funds had borrowings under this agreement.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and

|  86

Notes to Financial Statements (continued)

September 30, 2014

are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$32,791
Growth Fund	14,529
Value Fund	88,226

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Global Equity and Income Fund	—	—	2.66%	2.66%
Growth Fund	2	54.05%	3.41%	57.46%
Value Fund	3	39.13%	1.84%	40.97%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

87  |

Notes to Financial Statements (continued)

September 30, 2014

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,685,713	$90,264,674	6,403,257	$112,444,744
Issued in connection with the reinvestment of distributions	320,675	6,115,265	158,735	2,698,497
Redeemed	(6,534,023)	(128,000,618)	(5,705,750)	(101,062,656)

Net change	(1,527,635)	$(31,620,679)	856,242	$14,080,585

Class C
Issued from the sale of shares	4,201,270	$80,327,199	6,477,950	$112,781,235
Issued in connection with the reinvestment of distributions	215,331	4,076,209	79,749	1,347,760
Redeemed	(3,650,704)	(70,124,476)	(2,880,607)	(50,645,807)

Net change	765,897	$14,278,932	3,677,092	$63,483,188

Class Y
Issued from the sale of shares	9,211,425	$180,672,006	13,693,457	$242,081,042
Issued in connection with the reinvestment of distributions	680,676	13,034,936	372,584	6,360,002
Redeemed	(8,613,247)	(167,198,779)	(10,334,286)	(184,305,730)

Net change	1,278,854	$26,508,163	3,731,755	$64,135,314

Increase (decrease) from capital share transactions	517,116	$9,166,416	8,265,089	$141,699,087

|  88

Notes to Financial Statements (continued)

September 30, 2014

12.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,007,220	$27,233,233	2,079,530	$15,522,796
Issued in connection with the reinvestment of distributions	6,400	55,872	42,088	279,039
Redeemed	(2,503,981)	(22,914,837)	(1,072,705)	(7,766,746)

Net change	509,639	$4,374,268	1,048,913	$8,035,089

Class B
Issued from the sale of shares	2,541	$20,382	5,381	$35,874
Redeemed	(141,955)	(1,161,919)	(130,908)	(871,942)

Net change	(139,414)	$(1,141,537)	(125,527)	$(836,068)

Class C
Issued from the sale of shares	1,212,100	$10,078,324	1,396,477	$9,907,201
Issued in connection with the reinvestment of distributions	—	—	1,981	12,359
Redeemed	(571,652)	(4,797,966)	(366,836)	(2,445,099)

Net change	640,448	$5,280,358	1,031,622	$7,474,461

Class N
Issued from the sale of shares	0 **	$1	132	$1,000
Issued in connection with the reinvestment of distributions	0 **	3	—	—
Redeemed	—	—	—	—

Net change	0 **	$4	132	$1,000

Class Y
Issued from the sale of shares	49,660,184	$483,150,619	51,555,859	$422,574,020
Issued in connection with the reinvestment of distributions	174,623	1,617,014	142,021	998,409
Redeemed	(13,014,287)	(124,084,003)	(3,414,873)	(27,120,607)

Net change	36,820,520	$360,683,630	48,283,007	$396,451,822

Increase (decrease) from capital share transactions	37,831,193	$369,196,723	50,238,147	$411,126,304

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.
**	Amount rounds to less than one share.

89  |

Notes to Financial Statements (continued)

September 30, 2014

12.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,747,402	$429,600,872	1,852,296	$43,861,390
Issued in connection with the reinvestment of distributions	579,679	15,129,608	80,241	1,677,029
Redeemed	(2,644,187)	(72,446,851)	(1,449,094)	(33,882,046)

Net change	13,682,894	$372,283,629	483,443	$11,656,373

Class B
Issued from the sale of shares	1,447	$38,410	5,265	$129,542
Issued in connection with the reinvestment of distributions	1,686	44,736	192	4,059
Redeemed	(24,118)	(659,371)	(34,307)	(800,771)

Net change	(20,985)	$(576,225)	(28,850)	$(667,170)

Class C
Issued from the sale of shares	116,820	$3,134,859	247,166	$5,937,119
Issued in connection with the reinvestment of distributions	21,199	550,342	1,685	35,039
Redeemed	(133,849)	(3,668,131)	(91,366)	(2,113,440)

Net change	4,170	$17,070	157,485	$3,858,718

Class N
Issued from the sale of shares	4,027,342	$109,873,134	10,454,022	$258,496,210
Issued in connection with the reinvestment of distributions	680,270	17,775,466	—	—
Redeemed	(1,123,644)	(30,658,707)	(294,410)	(7,559,202)

Net change	3,583,968	$96,989,893	10,159,612	$250,937,008

Class Y
Issued from the sale of shares	9,269,260	$253,687,659	19,403,642	$451,188,543
Issued in connection with the reinvestment of distributions	3,181,533	83,197,088	927,685	19,397,907
Redeemed	(25,850,524)	(708,914,565)	(20,622,336)	(487,734,421)

Net change	(13,399,731)	$(372,029,818)	(291,009)	$(17,147,971)

Admin Class
Issued from the sale of shares	10,291	$280,894	420	$10,224
Issued in connection with the reinvestment of distributions	4	96	1	14
Redeemed	(1,317)	(36,879)	(51)	(1,394)

Net change	8,978	$244,111	370	$8,844

Increase (decrease) from capital share transactions	3,859,294	$96,928,660	10,481,051	$248,645,802

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

|  90

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

91  |

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	30.38%
Growth	100.00%
Value	91.34%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Global Equity and Income	$11,468,716
Value	99,015,045

Qualified Dividend Income.  For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

|  92

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

|  94

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 Chief Executive Officer since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

|  96

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES (continued)

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  98

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2014

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	29
Notes to Financial Statements	39

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Market Conditions

Equity markets were generally positive for the one-year period ended September 30, 2014. Nevertheless, there was divergence among returns, with large-cap stocks leading the way in the United States. After a strong 2013, during which valuations trended higher, small-cap companies began to give back those returns in 2014. The small-cap market saw a quick yet significant rotation out of growth and into value for a portion of the period, creating headwinds for many small-cap growth managers.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned -1.31%. The Fund underperformed its benchmark, the Russell 2000® Growth Index, which returned 3.79%.

Explanation of Fund Performance

The majority of the Fund’s relative underperformance can be attributed to stock selection. Our investments in the information technology, healthcare and energy sectors detracted the most from relative performance. Stock selection in the consumer staples and industrials sectors contributed positively to relative performance.

Tile Shop Holdings, a specialty retailer of manufactured and natural stone, was the Fund’s most significant performance detractor. The company’s shares declined following negative news reports surrounding independent lab test results on Tile Shop’s products, and ineffective senior management compounded the problem. These factors prompted us to sell the Fund’s position. A position in 8X8, a provider of Voice over Internet Protocol (VoIP), also detracted from performance. Despite reporting positive results, the company announced plans to make strategic investments in its business, which ultimately pressured margins and triggered negative investor reaction. Our investment in Noodles & Co., a casual restaurant chain, also had an impact on fund performance. We exited the position as shares declined following disappointing earnings results driven by sales weakness in the Mid-Atlantic region and an increasingly negative macroeconomic outlook for middle-income families.

1  |

A position in Spirit Airlines, a low-fare airline, was among the Fund’s top contributors. The company reported strong results during the year driven by increasing traffic and capacity, along with expanded routes. XPO Logistics was also a top-performing stock. The logistics company reported robust results due to better-than-expected organic growth from its freight brokerage business. XPO also announced attractive acquisitions during the year. Another top contributor was Measurement Specialties, a developer and manufacturer of sensors. The company announced it would be acquired by TE Connectivity at an attractive premium.

Outlook

We believe volatility in the small-cap market may persist into early next year. Although small-cap valuations have trended toward more normal levels relative to large-cap companies, investors remain cautious, pending the upcoming earnings season. In this environment, we want to continue to focus on differentiated growth companies that are executing to plan fundamentally, and that have been mispriced in the marketplace. We have uncovered stocks that fit this description that we believe will reward the portfolio and are confident that our process will enable us to continue discovering these types of opportunities.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 Year	5 Years	10 Years	Life of Class N

Institutional Class (Inception 12/31/96)	-1.31%	17.56%	11.24%	—%
Retail Class (Inception 12/31/96)	-1.58	17.24	10.96	—
Class N (Inception 2/1/13)	-1.27	—	—	16.42

Comparative Performance
Russell 2000® Growth Index(a)	3.79	15.51	9.03	15.96

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Market Conditions

Equity markets began the fiscal year with gains broadly distributed across investment styles, market capitalization ranges and economic sectors, capping off a strong calendar 2013. Markets retrenched to begin calendar year 2014, mostly due to the Federal Reserve’s (the Fed’s) decision to taper its monthly securities purchases over the course of 2014. The subsequent recovery in stock prices resulted in most large- and small-cap indices reaching new all-time highs. Restored confidence in monetary conditions, low real interest rates and the lack of significant inflation pressures continued to support most financial assets. Markets ended the fiscal year on a weaker note, reflecting concerns about geopolitical events and global economic growth.

Distinct trends between large- and small-cap stocks and growth and value stocks emerged during 2014. These crosscurrents reflected investors’ changing risk postures, which were driven by concerns about the U.S. economy and geopolitical fears. Against this backdrop, large-cap stocks gained 19.01% (as measured by the Russell 1000® Index), outperforming mid- and small-cap stocks, which returned 15.83% and 3.93%, respectively (as measured by the Russell Midcap® Index and Russell 2000® Index). With the exception of large-cap stocks, value stocks outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2014, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 6.17% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 4.13%.

Explanation of Fund Performance

Stock selection was a strong contributor to Fund performance, particularly in the consumer discretionary, industrials and materials sectors. Top individual contributors included Avis Budget Group, Old Dominion Freight Line and Liberty Ventures. Rental car company Avis Budget Group continued to show solid earnings growth. The company’s stock price increased more than 90% during the 12-month period, as consolidation within the car rental industry relieved pricing pressure. Old Dominion Freight Lines, a provider of “less-than-truck-load” services on a regional, inter-regional and long-haul basis in the United States, continued to report solid growth. The company’s growth and terminal

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

expansion allowed Old Dominion to capture market share through better on-time delivery and lower claim rates than its competitors. Based on the stock’s strong performance, we have been reducing our position since the beginning of 2014. Liberty Ventures, a tracking stock of Liberty Interactive whose main assets include public and private investments in a variety of e-commerce, media, and other businesses, also performed well. The stock’s strength was partly due to the entity’s spinoff of its holdings in TripAdvisor into a new security, which simplified the valuation of the parent company, along with a narrowing of the stock’s prior discount to its net asset value.

Stock selection in the consumer staples and healthcare sectors detracted from Fund performance. Employers Holdings, Post Holdings and TriMas Corporation were among the most significant detractors. Shares of Employers Holdings, a workers’ compensation insurance provider, declined on rising concerns regarding increased workers’ compensation claims. With the stock selling well-below book value and early signs of pricing improvement, we added to our position earlier in the year. Cereal and specialty food company, Post Holdings, reduced earnings expectations, which drove down its stock price. Weak food trends, coupled with poor initial results from the company’s recent food-related acquisitions outside of the cereal category, led to the earnings warning. Although these short-term results and the downturn in the stock were disappointing, we believe our assessment confirmed the merits of the company’s strategy, and we modestly increased exposure on the price weakness. Meanwhile, the stock price of TriMas, a diversified manufacturer, declined on revised earnings expectations. This “mini-conglomerate” has some strong businesses and some weak ones, but we believe the stock is valued below its true intrinsic value, and we continue to hold the shares.

Outlook

Signals continue to point to the Fed moving to raise the federal funds rate during the next year. If the Fed can engineer a measured increase in U.S. interest rates, we believe it is highly probable that rates will remain well within a band that allows businesses to function smoothly in the year ahead. We expect that a rate increase will not derail an economic recovery or materially hurt the equity market.

Dividends are on track to grow more than 10% this year compared to 2013, and we expect double-digit dividend growth next year as well. In addition to dividend growth, equity fundamentals remain firmly supported by share repurchases and a pickup in mergers and acquisitions. We anticipate earnings will continue to grow in the mid-to-upper single digits as the economic expansion continues. As a result, moderate stock price corrections could provide selective buying opportunities, just as they have during the better part of the past five years.

5  |

Cumulative Performance — September 30, 2004 through September 30, 2014(b)(c)

Average Annual Total Returns — September 30, 2014(b)

	1 Year	5 Years	10 Years	Life of Class N

Institutional Class (Inception 5/13/91)	6.17%	14.49%	9.27%	—%
Retail Class (Inception 12/31/96)	5.90	14.20	9.00	—
Admin Class (Inception 1/2/98)	5.63	13.92	8.72	—
Class N (Inception 2/1/13)	6.25	—	—	13.83

Comparative Performance
Russell 2000® Value Index(a)	4.13	13.02	7.25	11.49
Russell 2000® Index(a)	3.93	14.29	8.19	13.69

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

7  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$919.00	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Retail Class
Actual	$1,000.00	$917.40	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

Class N
Actual	$1,000.00	$919.40	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

*   Expenses are equal to the Fund's annualized expense ratio: 0.95%, 1.21% and 0.84% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  8

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Expenses Paid During Period* 4/1/2014 – 9/30/2014
Actual	$1,000.00	$963.20	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$962.00	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$960.80	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$963.50	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

9  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each

|  10

Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was

11  |

attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the

|  12

expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also

13  |

considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  14

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 98.2% of Net Assets

	Aerospace & Defense – 0.8%
218,769	Hexcel Corp.(b)	$8,685,129

	Air Freight & Logistics – 1.9%
518,158	XPO Logistics, Inc.(b)	19,519,012

	Airlines – 1.1%
159,990	Spirit Airlines, Inc.(b)	11,061,709

	Banks – 4.0%
377,904	Bank of the Ozarks, Inc.	11,911,534
659,771	Boston Private Financial Holdings, Inc.	8,174,563
265,226	Pinnacle Financial Partners, Inc.	9,574,659
399,707	PrivateBancorp, Inc.	11,955,236

		41,615,992

	Biotechnology – 7.1%
202,943	Acceleron Pharma, Inc.(b)	6,136,996
180,105	Acorda Therapeutics, Inc.(b)	6,101,958
408,061	Anacor Pharmaceuticals, Inc.(b)	9,985,253
292,258	Chimerix, Inc.(b)	8,072,166
448,541	Emergent Biosolutions, Inc.(b)	9,558,409
387,593	Exact Sciences Corp.(b)	7,511,552
523,252	Neurocrine Biosciences, Inc.(b)	8,199,359
117,390	PTC Therapeutics, Inc.(b)	5,166,334
107,648	Receptos, Inc.(b)	6,686,017
239,824	TESARO, Inc.(b)	6,456,062

		73,874,106

	Building Products – 1.9%
325,267	Apogee Enterprises, Inc.	12,945,627
347,523	NCI Building Systems, Inc.(b)	6,741,946

		19,687,573

	Capital Markets – 1.5%
178,764	Artisan Partners Asset Management, Inc.	9,304,666
233,236	HFF, Inc., Class A	6,752,182

		16,056,848

	Chemicals – 1.0%
396,243	Flotek Industries, Inc.(b)	10,330,055

	Commercial Services & Supplies – 1.6%
282,066	Healthcare Services Group, Inc.	8,069,908
531,403	Interface, Inc.	8,576,845

		16,646,753

	Communications Equipment – 0.7%
417,977	Ciena Corp.(b)	6,988,575

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Consumer Finance – 1.0%
236,767	Encore Capital Group, Inc.(b)	$10,491,146

	Distributors – 1.0%
201,110	Pool Corp.	10,843,851

	Diversified Consumer Services – 3.5%
340,277	Bright Horizons Family Solutions, Inc.(b)	14,312,050
305,162	Grand Canyon Education, Inc.(b)	12,441,455
568,487	Nord Anglia Education, Inc.(b)	9,664,279

		36,417,784

	Diversified Financial Services – 1.0%
163,007	MarketAxess Holdings, Inc.	10,083,613

	Electrical Equipment – 0.8%
334,232	Thermon Group Holdings, Inc.(b)	8,161,945

	Electronic Equipment, Instruments & Components – 2.6%
131,832	FEI Co.	9,942,770
141,001	IPG Photonics Corp.(b)	9,698,049
91,963	Measurement Specialties, Inc.(b)	7,872,952

		27,513,771

	Energy Equipment & Services – 3.5%
100,249	Dril-Quip, Inc.(b)	8,962,261
358,004	Forum Energy Technologies, Inc.(b)	10,958,502
487,866	Helix Energy Solutions Group, Inc.(b)	10,762,324
145,008	RigNet, Inc.(b)	5,865,574

		36,548,661

	Food Products – 1.0%
128,295	TreeHouse Foods, Inc.(b)	10,327,748

	Health Care Equipment & Supplies – 6.5%
271,542	Cardiovascular Systems, Inc.(b)	6,416,538
117,976	Cyberonics, Inc.(b)	6,035,652
337,696	Cynosure, Inc., Class A(b)	7,091,616
230,858	Insulet Corp.(b)	8,507,117
631,380	Novadaq Technologies, Inc.(b)	8,012,212
332,670	Quidel Corp.(b)	8,938,843
527,395	Spectranetics Corp.(b)	14,012,885
307,268	Wright Medical Group, Inc.(b)	9,310,221

		68,325,084

	Health Care Providers & Services – 5.8%
293,344	Acadia Healthcare Co., Inc.(b)	14,227,184
233,847	Amsurg Corp.(b)	11,704,042
210,958	IPC The Hospitalist Co.(b)	9,448,809

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – continued
175,191	Magellan Health, Inc.(b)	$9,588,203
271,542	Team Health Holdings, Inc.(b)	15,746,721

		60,714,959

	Health Care Technology – 0.9%
488,274	HMS Holdings Corp.(b)	9,203,965

	Hotels, Restaurants & Leisure – 3.0%
234,254	Multimedia Games Holding Co., Inc.(b)	8,435,487
256,668	Popeyes Louisiana Kitchen, Inc.(b)	10,395,054
147,861	Vail Resorts, Inc.	12,828,420

		31,658,961

	Internet & Catalog Retail – 1.1%
312,702	HomeAway, Inc.(b)	11,100,921

	Internet Software & Services – 5.4%
257,610	comScore, Inc.(b)	9,379,580
48,222	CoStar Group, Inc.(b)	7,500,450
274,463	Dealertrack Technologies, Inc.(b)	11,914,439
247,227	Envestnet, Inc.(b)	11,125,215
514,941	Everyday Health, Inc.(b)	7,193,726
128,300	Shutterstock, Inc.(b)	9,158,054

		56,271,464

	IT Services – 3.2%
279,421	Cardtronics, Inc.(b)	9,835,619
209,599	Euronet Worldwide, Inc.(b)	10,016,736
479,920	InterXion Holding NV(b)	13,288,985

		33,141,340

	Life Sciences Tools & Services – 0.8%
435,520	Cambrex Corp.(b)	8,135,514

	Machinery – 3.3%
333,755	Manitowoc Co., Inc. (The)	7,826,555
120,013	Middleby Corp. (The)(b)	10,576,745
139,982	Proto Labs, Inc.(b)	9,658,758
105,781	RBC Bearings, Inc.	5,997,783

		34,059,841

	Oil, Gas & Consumable Fuels – 3.6%
136,722	Diamondback Energy, Inc.(b)	10,224,071
187,050	Gulfport Energy Corp.(b)	9,988,470
222,910	Oasis Petroleum, Inc.(b)	9,319,867
190,039	Rosetta Resources, Inc.(b)	8,468,138

		38,000,546

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 2.1%
275,074	Akorn, Inc.(b)	$9,976,934
229,840	Impax Laboratories, Inc.(b)	5,449,506
70,903	Pacira Pharmaceuticals, Inc.(b)	6,871,919

		22,298,359

	Professional Services – 5.4%
210,754	Advisory Board Co. (The)(b)	9,819,029
162,194	Corporate Executive Board Co. (The)	9,742,994
182,092	Huron Consulting Group, Inc.(b)	11,102,149
311,207	On Assignment, Inc.(b)	8,355,908
258,128	TriNet Group, Inc.(b)	6,646,796
223,482	WageWorks, Inc.(b)	10,175,135

		55,842,011

	Road & Rail – 1.4%
157,098	Genesee & Wyoming, Inc., Class A(b)	14,973,010

	Semiconductors & Semiconductor Equipment – 7.0%
235,816	Cavium, Inc.(b)	11,727,130
721,849	Intersil Corp.	10,257,474
252,091	MKS Instruments, Inc.	8,414,798
309,985	Monolithic Power Systems, Inc.	13,654,839
155,040	Power Integrations, Inc.	8,358,207
372,742	Semtech Corp.(b)	10,119,945
247,363	Silicon Laboratories, Inc.(b)	10,052,832

		72,585,225

	Software – 6.8%
357,528	Aspen Technology, Inc.(b)	13,485,956
315,215	FleetMatics Group PLC(b)	9,614,057
340,209	Guidewire Software, Inc.(b)	15,084,867
238,021	NetScout Systems, Inc.(b)	10,901,362
247,469	Proofpoint, Inc.(b)	9,190,999
88,567	Ultimate Software Group, Inc. (The)(b)	12,533,116

		70,810,357

	Specialty Retail – 1.5%
115,582	Asbury Automotive Group, Inc.(b)	7,445,792
103,509	Restoration Hardware Holdings, Inc.(b)	8,234,141

		15,679,933

	Textiles, Apparel & Luxury Goods – 3.8%
130,269	Deckers Outdoor Corp.(b)	12,659,541
183,965	Oxford Industries, Inc.	11,220,025
459,000	Tumi Holdings, Inc.(b)	9,340,650
213,056	Vince Holding Corp.(b)	6,447,075

		39,667,291

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Transportation Infrastructure – 0.6%
391,951	Wesco Aircraft Holdings, Inc.(b)	$6,819,947

	Total Common Stocks (Identified Cost $860,897,786)	1,024,142,999

Principal Amount

Short-Term Investments – 1.8%
$18,494,039	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $18,494,039 on 10/01/2014 collateralized by $19,105,000 U.S. Treasury Note, 1.750% due 10/31/2020 valued at $18,866,188 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,494,039)	18,494,039

	Total Investments – 100.0% (Identified Cost $879,391,825)(a)	1,042,637,038
	Other assets less liabilities – (0.0)%	(32,473)

	Net Assets – 100.0%	$1,042,604,565

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $879,807,494 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$198,825,229
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(35,995,685)

	Net unrealized appreciation	$162,829,544

(b)	Non-income producing security.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2014

Biotechnology	7.1%
Semiconductors & Semiconductor Equipment	7.0
Software	6.8
Health Care Equipment & Supplies	6.5
Health Care Providers & Services	5.8
Internet Software & Services	5.4
Professional Services	5.4
Banks	4.0
Textiles, Apparel & Luxury Goods	3.8
Oil, Gas & Consumable Fuels	3.6
Energy Equipment & Services	3.5
Diversified Consumer Services	3.5
Machinery	3.3
IT Services	3.2
Hotels, Restaurants & Leisure	3.0
Electronic Equipment, Instruments & Components	2.6
Pharmaceuticals	2.1
Other Investments, less than 2% each	21.6
Short-Term Investments	1.8

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.3% of Net Assets

	Aerospace & Defense – 0.3%
170,506	Exelis, Inc.	$2,820,169
9,473	Vectrus, Inc.(b)	184,999

		3,005,168

	Auto Components – 2.1%
374,253	Dana Holding Corp.	7,174,430
455,867	Fox Factory Holding Corp.(b)	7,065,938
266,658	Remy International, Inc.	5,474,489
87,906	Tenneco, Inc.(b)	4,598,363

		24,313,220

	Banks – 12.6%
478,291	BancorpSouth, Inc.	9,632,781
567,676	Cathay General Bancorp	14,095,395
137,903	City National Corp.	10,435,120
502,601	CVB Financial Corp.	7,212,324
511,015	First Financial Bancorp	8,089,367
201,962	First Financial Bankshares, Inc.	5,612,524
133,723	IBERIABANK Corp.	8,359,025
293,141	PacWest Bancorp	12,086,203
221,496	Pinnacle Financial Partners, Inc.	7,996,006
218,717	Popular, Inc.(b)	6,437,935
198,069	Prosperity Bancshares, Inc.	11,323,605
120,043	Signature Bank(b)	13,452,019
576,740	Talmer Bancorp, Inc., Class A	7,976,314
158,640	Texas Capital Bancshares, Inc.(b)	9,150,355
326,295	Tristate Capital Holdings, Inc.(b)	2,959,496
240,808	Wintrust Financial Corp.	10,756,893

		145,575,362

	Building Products – 1.3%
141,358	Armstrong World Industries, Inc.(b)	7,916,048
137,286	Masonite International Corp.(b)	7,602,899

		15,518,947

	Capital Markets – 1.2%
179,476	Safeguard Scientifics, Inc.(b)	3,302,359
230,480	Stifel Financial Corp.(b)	10,807,207

		14,109,566

	Chemicals – 2.2%
184,875	Cabot Corp.	9,386,104
145,011	Minerals Technologies, Inc.	8,948,629
211,708	Tronox Ltd., Class A	5,514,993
93,823	Zep, Inc.	1,315,398

		25,165,124

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – 3.9%
392,733	KAR Auction Services, Inc.	$11,243,946
409,597	Knoll, Inc.	7,090,124
140,089	McGrath Rentcorp	4,791,044
212,302	Rollins, Inc.	6,216,203
234,651	Viad Corp.	4,845,543
131,683	Waste Connections, Inc.	6,389,259
164,051	West Corp.	4,832,942

		45,409,061

	Communications Equipment – 0.6%
682,195	Calix, Inc.(b)	6,528,606

	Construction & Engineering – 1.4%
278,084	MYR Group, Inc.(b)	6,696,263
340,653	Primoris Services Corp.	9,143,126

		15,839,389

	Consumer Finance – 0.3%
26,965	Credit Acceptance Corp.(b)	3,399,478

	Distributors – 0.7%
145,018	Core-Mark Holding Co., Inc.	7,691,755

	Diversified Financial Services – 1.3%
575,103	FNFV Group(b)	7,913,418
116,777	MarketAxess Holdings, Inc.	7,223,825

		15,137,243

	Diversified Telecommunication Services – 0.2%
227,592	Premiere Global Services, Inc.(b)	2,724,276

	Electric Utilities – 2.1%
245,550	ALLETE, Inc.	10,899,964
89,427	ITC Holdings Corp.	3,186,284
279,172	UIL Holdings Corp.	9,882,689

		23,968,937

	Electrical Equipment – 1.7%
94,828	AZZ, Inc.	3,960,965
296,510	Babcock & Wilcox Co.	8,210,362
124,700	EnerSys	7,312,408

		19,483,735

	Electronic Equipment, Instruments & Components – 4.8%
150,705	Belden, Inc.	9,648,134
372,437	Checkpoint Systems, Inc.(b)	4,554,904
157,537	Littelfuse, Inc.	13,419,002
169,323	Methode Electronics, Inc.	6,242,939
161,095	Rogers Corp.(b)	8,821,562

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
364,412	TTM Technologies, Inc.(b)	$2,481,646
674,195	Vishay Intertechnology, Inc.	9,634,247

		54,802,434

	Energy Equipment & Services – 2.4%
135,944	Bristow Group, Inc.	9,135,437
512,806	Helix Energy Solutions Group, Inc.(b)	11,312,500
1,400,777	Parker Drilling Co.(b)	6,919,839

		27,367,776

	Food & Staples Retailing – 0.7%
404,895	SpartanNash Co.	7,875,208

	Food Products – 1.3%
183,424	Darling Ingredients, Inc.(b)	3,360,328
28,766	J & J Snack Foods Corp.	2,691,347
258,919	Post Holdings, Inc.(b)	8,590,932

		14,642,607

	Health Care Equipment & Supplies – 1.2%
154,998	Cynosure, Inc., Class A(b)	3,254,958
172,624	SurModics, Inc.(b)	3,134,852
69,851	Teleflex, Inc.	7,337,149

		13,726,959

	Health Care Providers & Services – 1.6%
171,483	Bio-Reference Laboratories, Inc.(b)	4,811,813
856,553	BioScrip, Inc.(b)	5,918,781
121,290	Hanger Orthopedic Group, Inc.(b)	2,488,871
78,515	WellCare Health Plans, Inc.(b)	4,737,595

		17,957,060

	Health Care Technology – 0.4%
236,746	MedAssets, Inc.(b)	4,905,377

	Hotels, Restaurants & Leisure – 4.3%
122,206	Churchill Downs, Inc.	11,915,085
52,123	Cracker Barrel Old Country Store, Inc.	5,378,572
467,403	Diamond Resorts International, Inc.(b)	10,638,092
206,868	Marriott Vacations Worldwide Corp.(b)	13,117,500
260,561	Six Flags Entertainment Corp.	8,960,693

		50,009,942

	Household Durables – 1.5%
166,677	Jarden Corp.(b)	10,018,954
146,650	La-Z-Boy, Inc.	2,902,204
183,476	Libbey, Inc.(b)	4,818,080

		17,739,238

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Industrial Conglomerates – 0.6%
304,445	Raven Industries, Inc.	$7,428,458

	Insurance – 3.4%
476,929	Employers Holdings, Inc.	9,180,883
278,340	HCC Insurance Holdings, Inc.	13,441,039
183,001	ProAssurance Corp.	8,064,854
112,655	Reinsurance Group of America, Inc., Class A	9,027,045

		39,713,821

	Internet & Catalog Retail – 1.2%
148,154	HSN, Inc.	9,092,211
131,743	Liberty Ventures, Series A(b)	5,000,964

		14,093,175

	Internet Software & Services – 0.7%
179,548	Blucora, Inc.(b)	2,736,312
344,072	Perficient, Inc.(b)	5,157,639

		7,893,951

	IT Services – 3.5%
444,951	Convergys Corp.	7,929,027
71,306	DST Systems, Inc.	5,984,000
279,713	Euronet Worldwide, Inc.(b)	13,367,484
114,923	WEX, Inc.(b)	12,678,305

		39,958,816

	Machinery – 5.5%
76,947	Alamo Group, Inc.	3,154,827
196,720	Albany International Corp., Class A	6,696,349
357,860	Altra Industrial Motion Corp.	10,435,198
80,582	Graham Corp.	2,316,732
436,753	John Bean Technologies Corp.	12,285,862
174,087	RBC Bearings, Inc.	9,870,733
271,346	TriMas Corp.(b)	6,601,848
122,128	Twin Disc, Inc.	3,292,571
108,803	Wabtec Corp.	8,817,395

		63,471,515

	Marine – 0.9%
88,833	Kirby Corp.(b)	10,468,969

	Media – 4.0%
300,021	Carmike Cinemas, Inc.(b)	9,294,651
367,319	E.W. Scripps Co. (The), Class A(b)	5,990,973
160,410	John Wiley & Sons, Inc., Class A	9,000,605
501,841	National CineMedia, Inc.	7,281,713
434,097	New Media Investment Group, Inc.	7,219,033
309,685	Time, Inc.(b)	7,255,919

		46,042,894

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – 2.9%
211,397	Globe Specialty Metals, Inc.	$3,845,312
173,984	Haynes International, Inc.	8,001,524
410,714	Horsehead Holding Corp.(b)	6,789,102
228,468	RTI International Metals, Inc.(b)	5,634,021
425,027	SunCoke Energy, Inc.(b)	9,541,856

		33,811,815

	Multi-Utilities – 0.9%
226,340	NorthWestern Corp.	10,266,782

	Oil, Gas & Consumable Fuels – 0.9%
48,421	Clayton Williams Energy, Inc.(b)	4,670,205
197,842	QEP Resources, Inc.	6,089,577

		10,759,782

	Paper & Forest Products – 0.4%
216,520	PH Glatfelter Co.	4,752,614

	Pharmaceuticals – 0.3%
37,132	Mallinckrodt PLC(b)	3,347,450

	Professional Services – 0.7%
119,514	Insperity, Inc.	3,267,513
373,784	RPX Corp.(b)	5,132,054

		8,399,567

	REITs – Apartments – 1.9%
211,947	American Campus Communities, Inc.	7,725,468
101,769	Home Properties, Inc.	5,927,027
131,990	Mid-America Apartment Communities, Inc.	8,665,143

		22,317,638

	REITs – Diversified – 0.8%
219,944	Potlatch Corp.	8,843,948

	REITs – Health Care – 0.8%
276,487	Omega Healthcare Investors, Inc.	9,453,091

	REITs – Hotels – 0.9%
1,619,221	Hersha Hospitality Trust	10,314,438

	REITs – Office Property – 0.8%
460,289	BioMed Realty Trust, Inc.	9,297,838

	REITs – Shopping Centers – 1.0%
795,565	Retail Opportunity Investments Corp.	11,694,806

	REITs – Single Tenant – 0.5%
169,580	National Retail Properties, Inc.	5,862,381

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Storage – 2.0%
612,529	CubeSmart	$11,013,271
161,388	Sovran Self Storage, Inc.	12,000,812

		23,014,083

	Road & Rail – 1.8%
83,875	Avis Budget Group, Inc.(b)	4,603,899
60,650	Genesee & Wyoming, Inc., Class A(b)	5,780,551
155,039	Old Dominion Freight Line, Inc.(b)	10,951,955

		21,336,405

	Semiconductors & Semiconductor Equipment – 1.7%
274,974	Semtech Corp.(b)	7,465,544
617,170	Teradyne, Inc.	11,966,926

		19,432,470

	Software – 2.8%
147,890	Monotype Imaging Holdings, Inc.	4,188,245
119,923	SS&C Technologies Holdings, Inc.(b)	5,263,420
228,929	Synchronoss Technologies, Inc.(b)	10,480,370
219,246	Verint Systems, Inc.(b)	12,192,270

		32,124,305

	Specialty Retail – 2.7%
273,727	Barnes & Noble, Inc.(b)	5,403,371
287,482	Christopher & Banks Corp.(b)	2,843,197
154,500	Genesco, Inc.(b)	11,548,875
474,546	MarineMax, Inc.(b)	7,996,100
121,130	Sally Beauty Holdings, Inc.(b)	3,315,328

		31,106,871

	Technology Hardware, Storage & Peripherals – 0.2%
98,520	Eastman Kodak Co.(b)	2,164,484

	Thrifts & Mortgage Finance – 0.9%
469,332	Capitol Federal Financial, Inc.	5,547,504
139,883	Federal Agricultural Mortgage Corp., Class C	4,495,840

		10,043,344

	Trading Companies & Distributors – 1.8%
102,309	DXP Enterprises, Inc.(b)	7,538,127
151,214	H&E Equipment Services, Inc.	6,090,900
205,934	Rush Enterprises, Inc., Class A(b)	6,888,492

		20,517,519

	Transportation Infrastructure – 0.5%
88,516	Macquarie Infrastructure Co. LLC	5,904,017

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Water Utilities – 0.2%
109,040	Middlesex Water Co.	$2,137,184

	Total Common Stocks (Identified Cost $793,014,183)	1,122,870,899

Closed-End Investment Companies – 1.0%
404,250	Ares Capital Corp.	6,532,680
362,797	Hercules Technology Growth Capital, Inc.	5,246,045

	Total Closed-End Investment Companies (Identified Cost $10,036,806)	11,778,725

Principal Amount

Short-Term Investments – 1.7%
$18,850,346	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $18,850,346 on 10/01/2014 collateralized by $19,160,000 U.S. Treasury Note, 1.625% due 4/30/2019 valued at $19,231,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,850,346)	18,850,346

	Total Investments – 100.0% (Identified Cost $821,901,335)(a)	1,153,499,970
	Other assets less liabilities – 0.0%	457,290

	Net Assets – 100.0%	$1,153,957,260

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $821,704,202 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$353,104,889
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,309,121)

	Net unrealized appreciation	$331,795,768

(b)	Non-income producing security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2014

Banks	12.6%
Machinery	5.5
Electronic Equipment, Instruments & Components	4.8
Hotels, Restaurants & Leisure	4.3
Media	4.0
Commercial Services & Supplies	3.9
IT Services	3.5
Insurance	3.4
Metals & Mining	2.9
Software	2.8
Specialty Retail	2.7
Energy Equipment & Services	2.4
Chemicals	2.2
Auto Components	2.1
Electric Utilities	2.1
REITs – Storage	2.0
Other Investments, less than 2% each	37.1
Short-Term Investments	1.7

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

September 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$879,391,825	$821,901,335
Net unrealized appreciation	163,245,213	331,598,635

Investments at value	1,042,637,038	1,153,499,970
Receivable for Fund shares sold	942,418	410,804
Receivable for securities sold	7,611,906	2,908,094
Dividends receivable	46,498	1,136,263

TOTAL ASSETS	1,051,237,860	1,157,955,131

LIABILITIES
Payable for securities purchased	6,354,231	407,312
Payable for Fund shares redeemed	1,346,536	2,515,301
Management fees payable (Note 5)	665,813	723,146
Deferred Trustees’ fees (Note 5)	126,603	205,028
Administrative fees payable (Note 5)	38,136	42,857
Payable to distributor (Note 5d)	15,744	13,664
Other accounts payable and accrued expenses	86,232	90,563

TOTAL LIABILITIES	8,633,295	3,997,871

NET ASSETS	$1,042,604,565	$1,153,957,260

NET ASSETS CONSIST OF:
Paid-in capital	$746,991,371	$685,510,200
Accumulated net investment (loss)/Undistributed net investment income	(6,062,036)	2,845,587
Accumulated net realized gain on investments	138,430,017	134,002,838
Net unrealized appreciation on investments	163,245,213	331,598,635

NET ASSETS	$1,042,604,565	$1,153,957,260

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$852,131,488	$730,900,594

Shares of beneficial interest	35,114,166	20,080,368

Net asset value, offering and redemption price per share	$24.27	$36.40

Retail Class:
Net assets	$175,392,583	$358,697,741

Shares of beneficial interest	7,591,556	9,969,596

Net asset value, offering and redemption price per share	$23.10	$35.98

Admin Class:
Net assets	$—	$61,790,690

Shares of beneficial interest	—	1,762,371

Net asset value, offering and redemption price per share	$—	$35.06

Class N:
Net assets	$15,080,494	$2,568,235

Shares of beneficial interest	620,837	70,485

Net asset value, offering and redemption price per share	$24.29	$36.44

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$3,645,048 (a)	$17,851,701
Interest	453	204

	3,645,501	17,851,905

Expenses
Management fees (Note 5)	8,707,416	9,389,148
Service and distribution fees (Note 5)	512,998	1,393,698
Administrative fees (Note 5)	505,429	544,872
Trustees’ fees and expenses (Note 5)	52,458	65,315
Transfer agent fees and expenses (Notes 5 and 6)	1,457,705	1,349,343
Audit and tax services fees	40,124	41,017
Custodian fees and expenses	44,156	42,486
Legal fees	10,376	11,153
Registration fees	68,290	78,810
Shareholder reporting expenses	55,693	67,625
Miscellaneous expenses	36,408	39,073

Total expenses	11,491,053	13,022,540
Less waiver and/or expense reimbursement (Note 5)	—	(362,170)

Net expenses	11,491,053	12,660,370

Net investment income (loss)	(7,845,552)	5,191,535

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	146,827,349	145,244,540
Net change in unrealized appreciation (depreciation) on:
Investments	(156,740,215)	(73,587,700)

Net realized and unrealized gain (loss) on investments	(9,912,866)	71,656,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,758,418)	$76,848,375

(a)	Includes a non-recurring dividend of $366,102.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income (loss)	$(7,845,552)	$(6,960,368)	$5,191,535	$5,356,482
Net realized gain on investments	146,827,349	87,223,584	145,244,540	101,532,511
Net change in unrealized appreciation (depreciation) on investments	(156,740,215)	222,061,214	(73,587,700)	174,751,306

Net increase (decrease) in net assets resulting from operations	(17,758,418)	302,324,430	76,848,375	281,640,299

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,957,501)	(5,790,803)
Retail Class	—	—	(74,356)	(2,562,409)
Admin Class	—	—	—	(317,577)
Class N	—	—	(3)	—
Net realized capital gains
Institutional Class	(64,424,433)	—	(64,817,421)	(501,108)
Retail Class	(15,631,057)	—	(35,067,106)	(299,758)
Admin Class	—	—	(6,651,623)	(57,681)
Class N	(529,097)	—	(103)	—

Total distributions	(80,584,587)	—	(108,568,113)	(9,529,336)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	7,643,805	1,689,164	(26,204,128)	(44,339,129)

Net increase (decrease) in net assets	(90,699,200)	304,013,594	(57,923,866)	227,771,834
NET ASSETS
Beginning of the year	1,133,303,765	829,290,171	1,211,881,126	984,109,292

End of the year	$1,042,604,565	$1,133,303,765	$1,153,957,260	$1,211,881,126

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(6,062,036)	$(6,100,899)	$2,845,587	$192,931

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$26.35		$19.17		$15.06	$14.03		$11.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16	)(b)	(0.15	)(c)	(0.14)	(0.13)		(0.11	)(d)
Net realized and unrealized gain (loss)	(0.09)		7.33		4.25	1.16	(e)	2.56

Total from Investment Operations	(0.25)		7.18		4.11	1.03		2.45

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—	—		—
Net realized capital gains	(1.83)		—		—	—		—

Total Distributions	(1.83)		—		—	—		—

Net asset value, end of the period	$24.27		$26.35		$19.17	$15.06		$14.03

Total return	(1.31	)%(b)	37.45	%(c)	27.29%	7.34%		21.16	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$852,131		$914,000		$599,469	$154,313		$52,501
Net expenses	0.94%		0.94%		0.95%	0.98	%(h)	1.00	%(g)
Gross expenses	0.94%		0.94%		0.95%	0.98	%(h)	1.06%
Net investment loss	(0.63	)%(b)	(0.70	)%(c)	(0.79)%	(0.78)%		(0.85	)%(d)
Portfolio turnover rate	63%		56%		77%	76%		69%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and the ratio of net investment loss to average net assets would have been (0.92)%.
(e)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

|  32

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$25.23		$18.41		$14.52		$13.55		$11.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22	)(b)	(0.20	)(c)	(0.19)		(0.18)		(0.13	)(d)
Net realized and unrealized gain (loss)	(0.08)		7.02		4.08		1.15	(e)	2.47

Total from Investment Operations	(0.30)		6.82		3.89		0.97		2.34

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.83)		—		—		—		—

Total Distributions	(1.83)		—		—		—		—

Net asset value, end of the period	$23.10		$25.23		$18.41		$14.52		$13.55

Total return	(1.58	)%(b)	37.05	%(c)	26.79	%(f)	7.16	%(f)	20.87	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$175,393		$211,724		$229,822		$113,110		$75,344
Net expenses	1.21%		1.25	%(h)	1.25	%(g)	1.25	%(g)	1.25	%(g)
Gross expenses	1.21%		1.25	%(h)	1.28%		1.27%		1.39%
Net investment loss	(0.90	)%(b)	(0.99	)%(c)	(1.09)%		(1.07)%		(1.10	)%(d)
Portfolio turnover rate	63%		56%		77%		76%		69%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14) and the ratio of net investment loss to average net assets would have been (1.17)%.
(e)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

33  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund— Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	(0.10)		6.25

Total from Investment Operations	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(1.83)		—

Total Distributions	(1.83)		—

Net asset value, end of the period	$24.29		$26.36

Total return	(1.27	)%(b)	30.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,080		$7,580
Net expenses	0.83%		0.83	%(c)
Gross expenses	0.83%		0.83	%(c)
Net investment loss	(0.53	)%(b)	(0.63	)%(c)
Portfolio turnover rate	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  34

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$37.42		$29.14		$22.36		$22.93		$20.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.20		0.21		0.09	(b)	0.11
Net realized and unrealized gain (loss)	2.18		8.41		6.62		(0.50)		2.23

Total from Investment Operations	2.38		8.61		6.83		(0.41)		2.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.30)		(0.05)		(0.16)		(0.07)
Net realized capital gains	(3.30)		(0.03)		—		—		—

Total Distributions	(3.40)		(0.33)		(0.05)		(0.16)		(0.07)

Net asset value, end of the period	$36.40		$37.42		$29.14		$22.36		$22.93

Total return	6.17	%(c)	29.82	%(c)	30.59%		(1.88	)%(b)(c)	11.39	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$730,901		$733,512		$572,776		$431,761		$454,853
Net expenses	0.90	%(d)	0.90	%(d)	0.90	%(e)	0.90	%(d)	0.90	%(d)
Gross expenses	0.91%		0.91%		0.90	%(e)	0.93%		0.94%
Net investment income	0.53%		0.61%		0.76%		0.33	%(b)	0.50%
Portfolio turnover rate	23%		22%		19%		42%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07, total return would have been (1.93)% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

35  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$37.03	$28.84	$22.14	$22.71		$20.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.12	0.13	0.02	(b)	0.06
Net realized and unrealized gain (loss)	2.16	8.32	6.57	(0.48)		2.21

Total from Investment Operations	2.26	8.44	6.70	(0.46)		2.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.22)	—	(0.11)		(0.03)
Net realized capital gains	(3.30)	(0.03)	—	—		—

Total Distributions	(3.31)	(0.25)	—	(0.11)		(0.03)

Net asset value, end of the period	$35.98	$37.03	$28.84	$22.14		$22.71

Total return(c)	5.90%	29.48%	30.26%	(2.12	)%(b)	11.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$358,698	$403,475	$343,480	$347,759		$383,934
Net expenses(d)	1.15%	1.15%	1.15%	1.15%		1.15%
Gross expenses	1.20%	1.22%	1.22%	1.22%		1.24%
Net investment income	0.28%	0.37%	0.49%	0.08	%(b)	0.26%
Portfolio turnover rate	23%	22%	19%	42%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (2.16)% and the ratio of net investment income to average net assets would have been 0.03%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  36

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$36.24	$28.22	$21.72	$22.30		$20.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	0.04	0.06	(0.04	)(c)	0.00 (b)
Net realized and unrealized gain (loss)	2.11	8.15	6.44	(0.49)		2.19

Total from Investment Operations	2.12	8.19	6.50	(0.53)		2.19

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.14)	—	(0.05)		—
Net realized capital gains	(3.30)	(0.03)	—	—		—

Total Distributions	(3.30)	(0.17)	—	(0.05)		—

Net asset value, end of the period	$35.06	$36.24	$28.22	$21.72		$22.30

Total return(d)	5.63%	29.17%	29.93%	(2.40	)%(c)	10.89%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,791	$74,892	$67,853	$65,500		$73,443
Net expenses(e)	1.40%	1.40%	1.40%	1.40%		1.40%
Gross expenses	1.51%	1.52%	1.52%	1.52%		1.56%
Net investment income (loss)	0.02%	0.11%	0.24%	(0.17	)%(c)	0.02%
Portfolio turnover rate	23%	22%	19%	42%		52%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.06), total return would have been (2.44)% and the ratio of net investment loss to average net assets would have been (0.22)%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

37  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund— Class N
	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$37.44	$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.06
Net realized and unrealized gain (loss)	2.18	5.30

Total from Investment Operations	2.41	5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	—
Net realized capital gains	(3.30)	—

Total Distributions	(3.41)	—

Net asset value, end of the period	$36.44	$37.44

Total return(b)	6.25%	16.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,568	$1
Net expenses(c)	0.85%	0.85	%(d)
Gross expenses	0.89%	14.45	%(d)
Net investment income	0.60%	0.27	%(d)
Portfolio turnover rate	23%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2014

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

39  |

Notes to Financial Statements – continued

September 30, 2014

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value.)

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

|  40

Notes to Financial Statements – continued

September 30, 2014

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal

41  |

Notes to Financial Statements – continued

September 30, 2014

Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital and capital gain distributions received, deferred Trustees’ fees and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  42

Notes to Financial Statements – continued

September 30, 2014

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$80,584,587	$80,584,587	$—	$—	$—
Small Cap Value Fund	2,574,013	105,994,100	108,568,113	8,670,789	858,547	9,529,336

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$8,163,440
Undistributed long-term capital gain	138,845,686	128,692,880

Total undistributed earnings	138,845,686	136,856,320

Late-year ordinary and post-October capital loss deferrals*	(5,935,433)	—
Unrealized appreciation	162,829,544	331,795,768

Total accumulated earnings	$295,739,797	$468,652,088

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of

43  |

Notes to Financial Statements – continued

September 30, 2014

the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  44

Notes to Financial Statements – continued

September 30, 2014

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,024,142,999	$—	$—	$1,024,142,999
Short-Term Investments	—	18,494,039	—	18,494,039

Total	$1,024,142,999	$18,494,039	$—	$1,042,637,038

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,122,870,899	$—	$—	$1,122,870,899
Closed-End Investment Companies	11,778,725	—	—	11,778,725
Short-Term Investments	—	18,850,346	—	18,850,346

Total	$1,134,649,624	$18,850,346	$—	$1,153,499,970

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$706,879,677	$756,396,269
Small Cap Value Fund	285,836,483	404,979,169

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

45  |

Notes to Financial Statements – continued

September 30, 2014

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$8,707,416	0.75%
Small Cap Value Fund	9,389,148	0.75%

For the year ended September 30, 2014, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$64,496	$212,203	$84,894	$577	$362,170

1 Expense reimbursements are subject to possible recovery until September 30, 2015.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

|  46

Notes to Financial Statements – continued

September 30, 2014

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$512,998	$—
Small Cap Value Fund	187,149	1,019,400	187,149

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of

47  |

Notes to Financial Statements – continued

September 30, 2014

$90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$505,429
Small Cap Value Fund	544,872

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,406,824
Small Cap Value Fund	1,298,055

|  48

Notes to Financial Statements – continued

September 30, 2014

As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$15,744
Small Cap Value Fund	13,664

Effective July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Prior to July 1, 2014, sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the

49  |

Notes to Financial Statements – continued

September 30, 2014

Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2014, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	1.07%	1.37%	2.44%
Small Cap Value Fund	1.66%	2.22%	3.88%

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2014, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,158,246	$298,262	$—	$1,197
Small Cap Value Fund	669,401	534,514	144,432	996

Effective July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Prior to July 1, 2014, transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class were allocated to each individual class.

Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, neither Fund had borrowings under this agreement.

|  50

Notes to Financial Statements – continued

September 30, 2014

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2014, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$82,809
Small Cap Value Fund	53,786

9.  Concentration of Ownership. From time to time, a fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	25.78%	2.44%	28.22%
Small Cap Value Fund	3	24.91%	3.88%	28.79%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

51  |

Notes to Financial Statements – continued

September 30, 2014

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013*
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,265,332	$214,034,486	11,813,357	$252,532,051
Issued in connection with the reinvestment of distributions	2,386,288	61,256,020	—	—
Redeemed	(10,228,143)	(257,989,269)	(8,396,592)	(176,478,451)

Net change	423,477	$17,301,237	3,416,765	$76,053,600

Retail Class
Issued from the sale of shares	1,803,527	$44,732,574	2,620,258	$53,469,074
Issued in connection with the reinvestment of distributions	637,221	15,605,531	—	—
Redeemed	(3,240,173)	(78,525,108)	(6,709,873)	(135,077,555)

Net change	(799,425)	$(18,187,003)	(4,089,615)	$(81,608,481)

Class N
Issued from the sale of shares	426,210	$10,866,912	291,609	$7,346,195
Issued in connection with the reinvestment of distributions	20,604	529,097	—	—
Redeemed	(113,573)	(2,866,438)	(4,013)	(102,150)

Net change	333,241	$8,529,571	287,596	$7,244,045

Increase (decrease) from capital share transactions	(42,707)	$7,643,805	(385,254)	$1,689,164

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

|  52

Notes to Financial Statements – continued

September 30, 2014

10.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013*
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,763,242	$142,391,032	3,209,013	$105,799,055
Issued in connection with the reinvestment of distributions	1,733,383	64,429,846	204,464	6,072,591
Redeemed	(5,018,897)	(188,920,687)	(3,464,461)	(112,934,799)

Net change	477,728	$17,900,191	(50,984)	$(1,063,153)

Retail Class
Issued from the sale of shares	981,833	$36,703,146	1,284,622	$42,022,941
Issued in connection with the reinvestment of distributions	952,559	35,063,705	96,978	2,855,026
Redeemed	(2,862,025)	(107,131,359)	(2,396,051)	(77,723,740)

Net change	(927,633)	$(35,364,508)	(1,014,451)	$(32,845,773)

Admin Class
Issued from the sale of shares	613,122	$22,321,084	474,991	$15,185,040
Issued in connection with the reinvestment of distributions	143,514	5,157,882	9,613	277,512
Redeemed	(1,060,940)	(38,817,639)	(822,273)	(25,893,755)

Net change	(304,304)	$(11,338,673)	(337,669)	$(10,431,203)

Class N
Issued from the sale of shares	95,239	$3,550,943	31	$1,000
Issued in connection with the reinvestment of distributions	3	106	—	—
Redeemed	(24,788)	(952,187)	—	—

Net change	70,454	$2,598,862	31	$1,000

Increase (decrease) from capital share transactions	(683,755)	$(26,204,128)	(1,403,073)	$(44,339,129)

* From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

53  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

|  54

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$80,584,587
Small Cap Value Fund	105,994,100

Qualified Dividend Income. For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

55  |

Trustee and Officer Information

As of 9/30/14

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  56

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company);	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

57  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  58

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

59  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  60

ANNUAL REPORT

September 30, 2014

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 25

Financial Statements  page  68

Notes to Financial Statements  page 89

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed-asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

Seeks high total investment return through a combination of current income and capital appreciation

Market Conditions

In January 2014, the U.S. Federal Reserve (the Fed) began tapering its quantitative easing (QE) program. The Fed reduced its monthly bond purchases by $10 billion per policy meeting, with the goal of concluding the program in October 2014. Despite the reduced Fed bond buying, the fixed income market remained resilient. By the third quarter of 2014, global unrest in the Middle East and Eastern Europe triggered market volatility. Additionally, more hawkish announcements from the Fed created uncertainty surrounding future rate policy.

Against a backdrop of a rallying U.S. dollar, foreign currencies struggled during 2014. In particular, the New Zealand and Australian dollars sagged due to concerns about slower economic growth in China and waning demand for commodities. During the third quarter of 2014, the Central Bank of New Zealand stated its intention to weaken the local currency, prompting an immediate selloff. In general, U.S. Treasuries benefited from recent market conditions. Yields on short-maturity securities rose, but yields on 10- and 30-year Treasuries fell.

Portfolio Review

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles Core Plus Bond Fund returned 7.43%. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.96%.

Explanation of Fund Performance

An overweight position in investment-grade securities, with an emphasis on securities with BBB ratings and a focus on strong relative value, aided Fund performance. Security selection among the investment-grade securities of companies in the industrials sector was a strong contributor to the Fund’s outperformance. Selected companies in the energy, communications and capital goods sectors also drove results. Investment-grade securities in the financial and utilities sectors also contributed to returns, primarily due to the performance of selected banking and electric companies. Exposure to out-of-benchmark (securities not held by the benchmark) high-yield bonds significantly contributed to performance, as investors’ demand for yield lifted the market. Bonds with BB and B ratings

1  |

were the largest contributors on a relative basis. Strong security selection within high-yield industrials bolstered fund performance, as selected companies within the communications and basic industrial sectors also performed well. High-yield securities in the financials and utilities sectors also generated positive results. In addition, we opportunistically increased the fund’s out-of-benchmark, non-U.S.-dollar holdings. Securities denominated in the euro aided fund performance, as selected peripheral European bonds performed well. Underweight allocations to U.S. Treasuries and Agencies also contributed to performance.

The fund continued to hold a significantly lower position in mortgage-backed securities relative to the benchmark. This positioning detracted from performance. In addition, holdings denominated in the Brazilian real and Philippine peso weighed on performance. Security selection and the dislocation experienced in emerging markets in January and July limited performance in non-U.S. dollar markets. Meanwhile, we shortened the fund’s duration (price sensitivity to interest rate changes) during the period, and this positioning detracted from performance.

Outlook

We expect some volatility in non-government sectors once the Fed finally moves away from calendar-based guidance to its stated goal of economic data-based guidance, meaning that economic data will drive Fed guidance rather than a specific timeline. By the end of the reporting period, the Fed’s expected transition to monetary policy “normalization” pressured the riskier market sectors. Non-Treasury sectors, including investment grade, high yield, emerging markets and credit structured products, experienced wider spreads (the yield differences between Treasury and non-Treasury securities of similar maturity) as investors prepared for an eventual hike in short-term interest rates. It’s important to note that when this policy shift occurs, it will be because the Fed believes the U.S. economic growth outlook has improved enough to justify a less accommodative monetary policy. In considering this shift, the Fed is examining a number of factors, including improved labor markets, stronger hiring, a modest firming in incomes and higher asset prices (also indicative of improved consumer and business sentiment). That being said, we expect a measured pace of Fed tightening due to the fact that global economic growth remains uneven, U.S. economic growth potential remains lower than in previous economic cycles and inflation remains benign.

We believe market technical factors may continue to be subject to pressure in the near term. Investors likely will remain cautious ahead of any Fed action, with a tug of war between investors’ desire to avoid disruptive markets and the significant opportunity cost of staying sidelined in an extraordinarily low-yielding market, with few attractive investment alternatives.

We recently began redeploying liquid assets (generated from gains realized by selling securities issued by European peripheral countries and other fully priced securities) into riskier markets including high-yield bonds, structured products, emerging-markets debt and emerging non-U.S.-dollar denominated securities. Although U.S. high-yield valuations appear fairly full, we are still finding opportunities in selected higher-growth industries in the United States, such as energy.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2004 through September 30, 2014

3  |

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/7/73)
NAV	7.43%	7.08%	6.48%	—%
With 4.50% Maximum Sales Charge	2.59	6.10	5.99	—

Class B (Inception 9/13/93)
NAV	6.56	6.26	5.68	—
With CDSC[1]	1.56	5.94	5.68	—

Class C (Inception 12/30/94)
NAV	6.54	6.27	5.67	—
With CDSC[1]	5.54	6.27	5.67

Class N (Inception 2/1/13)
NAV	7.81	—	—	3.36

Class Y (Inception 12/30/94)
NAV	7.65	7.35	6.75	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	3.96	4.12	4.62	1.68

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

Early in the reporting period, U.S. yields increased due to strong payroll data, but then generally declined for the remainder of the period. In addition, the Federal Reserve (the Fed) announced it would begin tapering quantitative easing (QE) in January 2014. The program is set to conclude in October 2014. Meanwhile, the European Central Bank (ECB) considered launching QE programs as euro zone inflation headed toward zero and growth remained anemic. Japan remained in the midst of a QE program, and many investors expected the Bank of England would be the first central bank to raise rates in 2015.

Although volatility remained consistently low for most of the period, the market experienced less stability as the reporting period drew to a close. High-yield securities generally performed well in the low volatility market, but investors responded to heightened volatility by moving out of low-credit-quality securities and into investment-grade positions, especially in Europe.

The U.S. dollar rally, which resulted in the currency peaking at a four-year high at the end of the reporting period, hampered foreign currency performance as those currencies lost value relative to the dollar. In addition, concerns about slower growth in China, and resulting lower demand for commodities, hurt the New Zealand and Australian dollars. Additionally, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff. The euro also weakened, particularly during the Scottish independence campaign. In general, U.S. Treasuries benefited from the dollar’s strength.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles High Income Fund returned 8.42%. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.20%.

5  |

Explanation of Fund Performance

The Fund’s outperformance primarily resulted from security selection within the investment-grade, high-yield, convertible and securitized segments. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also aided results.

Investment-grade and high-yield securities in the industrial and financial sectors were among the leading contributors to relative performance. Specifically, securities in the communication, consumer cyclical and technology industries dominated returns. In addition, holdings in out-of-benchmark convertible securities (securities not held by the benchmark), including selections within the technology, consumer non-cyclical and basic industrial sectors, were strong contributors to the fund’s performance. Out-of-benchmark positions in securitized investments also aided fund performance.

Meanwhile, out-of-benchmark positions in common stock weighed on performance. Consumer cyclical securities, specifically those in the automotive industry, were the main detractors. A slight overweight position in emerging markets also dragged down performance. Consumer cyclical securities once again were prominent detractors, as exposure to homebuilders in Mexico hampered relative return. Additionally, positions in U.S. Treasuries detracted from absolute and relative performance, primarily due to yield curve positioning.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds have the potential to outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. A number of factors are supportive of this forecast, including the fact that corporate credit fundamentals remain sound, corporate profits are growing and companies that are issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets. We find that opportunities in the high-income market have increased as yields have risen. While we do not foresee a large liquidity drain in fixed-income markets, we constantly monitor these markets for indications of the direction of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

|  6

LOOMIS SAYLES HIGH INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2004 through September 30, 2014

7  |

Average Annual Total Returns — September 30, 20144

	1 Year	5 Years	10 Years

Class A (Inception 2/22/84)
NAV	8.42%	9.53%	7.82%
With 4.50% Maximum Sales Charge	3.47	8.54	7.32

Class B (Inception 9/20/93)
NAV	7.51	8.71	7.00
With CDSC[2]	2.63	8.42	7.00

Class C (Inception 3/2/98)
NAV	7.60	8.70	7.01
With CDSC[2]	6.62	8.70	7.01

Class Y (Inception 2/29/08)[1]
NAV	8.72	9.77	7.99

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[3]	7.20	10.57	8.33

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

LOOMIS SAYLES INTERNATIONAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Class A	LSIAX
David W. Rolley, CFA®	Class C	LSICX
Lynda L. Schweitzer, CFA®	Class Y	LSIYX
Loomis, Sayles & Company, L.P.

Objective

Seeks high total investment return through a combination of high current income and capital appreciation

Market Conditions

The main themes of the 12-month period included low volatility, significant central bank involvement in the markets and rising geopolitical tensions. U.S. interest rates initially traded higher before falling through the first half of 2014 as expectations for short-term rate hikes changed. Softer economic data at the beginning of the year, harsh winter weather and lingering concerns about Asia and several emerging market economies were the driving forces behind moderate and uneven global growth.

The euro zone recovery has been timid overall, and progress has been uneven across the region. The European Central Bank (ECB) became increasingly more accommodative, and yields in core and peripheral countries trended to historically low levels. Indicators of future economic activity suggest continued recovery in coming months, but events such as the Scottish independence referendum and a disinflationary environment heightened concerns. The Bank of Japan maintained its policy stance and asset purchase program. It appeared that April’s consumption tax hike took a larger bite out of economic activity than previously expected.

Emerging markets performed well for most of the period, as valuations were more attractive following last year’s selloff. Despite conflicts between Russia and Ukraine and in the Middle East, many markets remained relatively stable. In addition, it appears China’s policymakers currently are content with marginally slower growth and are not willing to provide much stimulus to accelerate the country’s economy.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles International Bond Fund returned -1.29%. The fund underperformed its benchmark, the Barclays Global Aggregate ex-USD Bond Index, which returned -0.81%.

Explanation of Fund Performance

Issue selection among global Treasuries was the primary detractor from performance during the period. The Fund’s preference for German government bonds over the better-performing government bonds of several peripheral European countries, such as Spain and Italy, weighed on results. Our out-of-benchmark (securities not held by the Fund’s

9  |

benchmark) exposure in short duration (less price sensitivity to interest rate changes) U.S. Treasuries also dragged down performance. Within the corporate space, selected U.S. and European holdings hindered performance. In particular, our issue selection in the U.S. energy and auto loan sectors and the European capital goods, banking and consumer cyclical sectors mitigated returns. Although currency positioning was positive overall, our overweight exposure to the Norwegian krone weighed on results as the currency weakened. Currency forwards, which were used to manage currency risk, also detracted from performance.

Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning was a strong contributor to performance during the period. Specifically, our euro issues in the “belly” of the curve (intermediate maturity range) proved beneficial, as euro yields plummeted due to geopolitical concerns and economic weakness across Europe. Positioning along the U.S. yield curve also contributed to fund performance. From a currency perspective, the fund’s underweight positions in the yen and euro contributed positively. These currencies depreciated versus the U.S. dollar during the 12-month period. Our underweight exposure to the Australian dollar and Canadian dollar also generated positive results. Sector allocation also enhanced performance, with an overweight allocation to the corporate space leading the way. In particular, the fund’s allocations in the U.K. banking, communication and electric sectors were positive. Additionally, an underweight position in government-related sectors aided performance. Interest rate futures, which were used for duration management, also contributed positively to results.

Outlook

We believe the United States will remain the best positioned of the industrialized economies to expand in the near term, lead the global recovery forward and raise interest rates in 2015. Growth, in tandem with the Federal Reserve’s (the Fed’s) decision to end its monthly bond-buying program, known as quantitative easing, in October, should lead to higher U.S. yields, all else being equal. As U.S. growth increases, certain countries may benefit due to their close trading ties with the United States.

Geopolitical stress and lackluster growth have generated concerns about Europe’s short-term prospects. We believe an accommodative ECB should be supportive for local bond markets, and yields likely will remain capped in the near and medium term. The Bank of Japan signaled that monetary easing would be increased following weak growth impacted by April’s tax hike. There may be an inflection point at which yen weakness will start having an adverse effect on Japan’s import pricing and profitability.

In emerging markets, we believe country and currency selections will remain crucial in coming quarters. Selected economies may face slower growth as economic indicators remain anemic and have not yet rebounded to pre-2008 rates. We will closely monitor China’s growth, but we do not anticipate any major financial incidents.

|  10

LOOMIS SAYLES INTERNATIONAL BOND FUND

Growth of $10,000 Investment in Class A Shares3

February 1, 2008 (inception) through September 30, 2014

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	Life of Fund

Class A (Inception 2/1/08)
NAV	-1.29%	2.68%	3.86%
With 4.50% Maximum Sales Charge	-5.71	1.74	3.14

Class C (Inception 2/1/08)
NAV	-2.11	1.91	3.07
With CDSC[1]	-3.06	1.91	3.07

Class Y (Inception 2/1/08)
NAV	-1.05	2.96	4.11

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	-0.81	1.68	2.74

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

11  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA®	Class B	NELBX
Kurt L. Wagner, CFA®, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

Seeks a high current return consistent with preservation of capital

Market Conditions

Weaker-than-expected U.S. growth, geopolitical concerns in Russia/Ukraine and Syria, and central bank actions, including the Federal Reserve’s (the Fed’s) tapering of quantitative easing (QE) and the European Central Bank’s easing of monetary policy, remained in the spotlight during the period. The yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened during the period. This occurred because rates on short- and intermediate-maturity securities increased and rates on long-maturity securities declined. Spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) compressed across most market sectors, including corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Performance Results

For the 12 months ended September 30, 2014, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 1.44%. The fund outperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 0.67%.

Explanation of Fund Performance

The Fund’s preference for credit and agency mortgage-backed securities (MBS) over U.S. Treasuries and agency securities primarily accounted for it’s relative outperformance. A large MBS allocation significantly outperformed Treasuries and agencies on a duration-adjusted basis (duration refers to a security’s price sensitivity to interest rate changes), providing strong results for the Fund. As the commercial real estate market improved during the period, the Fund’s non-agency CMBS allocation was a primary contributor to relative performance. Our CMBS focus remained on senior issues within the top tranche (a portion of a specific class of bonds within an offering of fixed income securities), as we continued to find opportunities among seasoned and new issue securities. Agency CMBS also helped buoy performance as they outperformed Treasuries of a similar duration. In addition, the Fund’s agency collateralized mortgage obligations (CMOs) advanced as credit spreads (the yield difference between Treasuries and non-Treasury securities of a similar maturity) tightened.

|  12

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Yield curve positioning was the primary detractor to performance, as we maintained an overweight to the shorter end of the curve, where yields rose, and an underweight to the longer end, where interest rates were flat to slightly negative. In addition, an underweight position in government agencies slightly weighed on gains, as these securities were among the stronger contributors for the benchmark during the period.

Outlook

For agency MBS, we believe Fed buying should absorb most of the net supply for the fourth quarter, and net negative supply should support spreads. However, spreads are narrow on a historical basis, and therefore we would tend to favor an underweight position to the MBS sector for the long-term provided this trend continues. Within the commercial real estate segment, top-tier assets and markets generally have recovered and ended the period at or above prior peak levels. We believe the investment grade CMBS sector remains attractive. Elsewhere, we believe senior AAA-rated ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying subordinated bonds (bonds that rank lower in priority than other bonds in the event the issuing entity experiences financial distress) and bonds that have subsequently been reissued with the same maturities (“off-the-run”), as we believe the impact of credit risk on the price of these bonds creates attractive opportunities to capture additional yield.

Growth of $10,000 Investment in Class A Shares3

September 30, 2004 through September 30, 2014

13  |

Average Annual Total Returns — September 30, 20143

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.44%	2.44%	3.40%
With 3.00% Maximum Sales Charge	-1.59	1.81	3.09

Class B (Inception 9/27/93)
NAV	0.69	1.67	2.63
With CDSC[1]	-4.28	1.30	2.63

Class C (Inception 12/30/94)
NAV	0.69	1.67	2.63
With CDSC[1]	-0.31	1.67	2.63

Class Y (Inception 3/31/94)
NAV	1.70	2.69	3.67

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	0.67	1.66	3.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-months ended June 30, 2014 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  16

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,022.10	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00
Class B
Actual	$1,000.00	$1,017.90	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class C
Actual	$1,000.00	$1,017.60	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class N
Actual	$1,000.00	$1,023.60	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38
Class Y
Actual	$1,000.00	$1,023.20	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74

*	Expenses are equal to the Fund's annualized expense ratio: 0.79%, 1.54%, 1.54%, 0.47% and 0.54% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,018.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72
Class B
Actual	$1,000.00	$1,014.30	$9.59
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$1,014.60	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55
Class Y
Actual	$1,000.00	$1,019.80	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.13%, 1.90%, 1.89% and 0.88% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$965.80	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37
Class C
Actual	$1,000.00	$962.20	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.15
Class Y
Actual	$1,000.00	$967.90	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.06%, 1.81% and 0.81% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,006.10	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class B
Actual	$1,000.00	$1,002.30	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class C
Actual	$1,000.00	$1,002.30	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class Y
Actual	$1,000.00	$1,007.30	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*	Expenses are equal to the Fund's annualized expense ratio: 0.80%, 1.55%, 1.55% and 0.55% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  20

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2014. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the Loomis Sayles International Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund, each of which had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the

21  |

following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund has performed largely in line with its benchmark over the longer term; (3) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or categories; (4) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (5) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on

|  22

Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention

23  |

of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2015.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.2% of Net Assets
Non-Convertible Bonds — 88.2%
	ABS Car Loan — 1.9%
$8,905,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,872,932
1,430,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class D, 4.000%, 5/08/2017	1,462,199
2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	2,355,134
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,862,894
3,170,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,138,731
2,040,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	2,034,714
2,345,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	2,341,724
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,951,812
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,520,126
133,309	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	135,391
6,445,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 4/16/2018	6,575,950
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,453,672
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,134,778
2,875,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,896,939
3,185,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,158,443

		43,895,439

	ABS Home Equity — 0.5%
4,661,975	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A	4,668,413
282,763	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	288,482
6,330,246	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	5,907,158

		10,864,053

	ABS Other — 0.5%
3,800,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	3,801,189
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,822,363

		12,623,552

	Aerospace & Defense — 0.2%
3,110,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	3,094,450
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,616,900

		4,711,350

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 0.2%
$3,191,832	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	$3,263,648
1,024,776	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,099,072

		4,362,720

	Automotive — 1.9%
665,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	661,675
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,296,844
2,070,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	2,049,031
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,611,571
12,025,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	13,659,354
5,585,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	6,313,725
6,900,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	7,697,812
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,476,362

		44,766,374

	Banking — 6.5%
6,405,000	Ally Financial, Inc., 3.500%, 1/27/2019	6,228,862
5,000,000	Ally Financial, Inc., 4.750%, 9/10/2018	5,125,000
2,330,000	Ally Financial, Inc., 6.250%, 12/01/2017	2,498,925
9,160,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	9,560,750
6,105,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	6,013,791
13,070,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	13,388,777
3,190,000	Bank of America Corp., 2.650%, 4/01/2019	3,180,223
14,245,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	15,643,261
7,385,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	7,503,160
12,480,000	Citigroup, Inc., 4.050%, 7/30/2022	12,640,156
7,020,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	7,982,968
1,355,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	1,556,665
4,440,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	5,300,414
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,619,001
1,985,000	Hana Bank, 4.250%, 6/14/2017, 144A	2,110,190
13,735,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	14,716,050
2,890,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	3,333,338
9,615,000	Morgan Stanley, 5.750%, 1/25/2021	10,924,544
630,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	706,389
5,595,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	6,301,676
3,535,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	4,048,367
6,700,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	6,959,625

		149,342,132

	Cable Satellite — 1.2%
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021	3,856,300
5,030,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	4,923,112
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	3,091,013
499,000	Cox Communications, Inc., 5.450%, 12/15/2014	503,902
2,775,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	2,738,345
4,080,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	4,592,774

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$1,758,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	$2,068,491
2,215,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	2,794,231
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,916,813

		27,484,981

	Chemicals — 1.8%
3,195,000	Ashland, Inc., 3.875%, 4/15/2018	3,202,988
10,820,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	10,711,800
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,441,596
1,460,000	Methanex Corp., 5.250%, 3/01/2022	1,604,693
7,310,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	7,825,355
2,230,000	Olin Corp., 5.500%, 8/15/2022	2,296,900
5,650,000	PolyOne Corp., 5.250%, 3/15/2023	5,480,500
2,290,000	RPM International, Inc., 3.450%, 11/15/2022	2,228,502
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,207,131

		41,999,465

	Consumer Cyclical Services — 0.4%
2,165,000	Service Corp. International, 5.375%, 1/15/2022	2,186,650
5,995,000	Service Corp. International, 5.375%, 5/15/2024, 144A	6,009,988

		8,196,638

	Consumer Products — 0.2%
1,110,000	Avon Products, Inc., 4.600%, 3/15/2020	1,133,760
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,967,089

		5,100,849

	Diversified Manufacturing — 0.6%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,410,619
12,235,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	12,632,638

		14,043,257

	Electric — 1.2%
3,295,000	AES Corp. (The), 3.234%, 6/01/2019(b)	3,245,575
2,200,000	AES Corp. (The), 7.375%, 7/01/2021	2,464,000
6,090,000	EDP Finance BV, 5.250%, 1/14/2021, 144A	6,329,763
1,085,000	Empresa Nacional de Electricidad S.A., 4.250%, 4/15/2024	1,085,993
4,270,000	FirstEnergy Corp., 2.750%, 3/15/2018	4,287,003
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,064,288
4,435,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	4,385,106
3,740,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,855,469

		26,717,197

	Finance Companies — 3.4%
8,060,000	CIT Group, Inc., 5.375%, 5/15/2020	8,321,950
7,435,000	CIT Group, Inc., 5.500%, 2/15/2019, 144A	7,778,869
8,510,000	International Lease Finance Corp., 3.875%, 4/15/2018	8,446,175
2,750,000	International Lease Finance Corp., 5.750%, 5/15/2016	2,873,750
4,380,000	International Lease Finance Corp., 5.875%, 4/01/2019	4,664,700

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$2,450,000	International Lease Finance Corp., 5.875%, 8/15/2022	$2,560,250
11,320,000	International Lease Finance Corp., 6.250%, 5/15/2019	12,129,380
10,790,000	Navient LLC, 4.875%, 6/17/2019	10,790,000
1,100,000	Navient LLC, MTN, 6.000%, 1/25/2017	1,150,875
9,010,000	Navient LLC, MTN, 6.125%, 3/25/2024	8,784,750
6,560,000	Navient LLC, MTN, 6.250%, 1/25/2016	6,809,280
2,940,000	Navient LLC, MTN, 8.000%, 3/25/2020	3,296,475
120,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	119,100

		77,725,554

	Financial Other — 0.4%
10,465,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	9,706,288

	Food & Beverage — 0.7%
4,920,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	4,772,400
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,286,400
4,455,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	4,900,500
2,635,000	Sysco Corp., 4.350%, 10/02/2034	2,673,305
1,770,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	1,787,700

		15,420,305

	Government Owned – No Guarantee — 8.4%
2,355,000	Abu Dhabi National Energy Co., 2.500%, 1/12/2018, 144A	2,375,465
6,745,000	CEZ AS, 5.625%, 4/03/2042, 144A	7,530,793
6,200,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	6,396,757
5,990,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	6,006,293
5,910,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	6,604,425
1,665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	1,831,084
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,228,301
13,410,000	Federal National Mortgage Association, 2.625%, 9/06/2024	13,191,068
27,425,000	Federal National Mortgage Association, 6.625%, 11/15/2030	38,969,526
5,345,000	Federal National Mortgage Association, 7.250%, 5/15/2030	7,950,067
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,681,000
16,295,000	OCP S.A., 5.625%, 4/25/2024, 144A	16,950,059
6,280,000	OCP S.A., 6.875%, 4/25/2044, 144A	6,752,256
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,212,600
2,895,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A	3,094,176
2,965,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,628,419
20,235,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A(d)	18,413,850
9,610,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	8,512,192
7,260,000	Petrobras International Finance Co., 6.750%, 1/27/2041	7,456,020
1,350,000	Petroleos Mexicanos, 3.125%, 1/23/2019, 144A	1,383,750
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,254,770
12,620,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	13,018,817
15,460,000	Tennessee Valley Authority, 3.500%, 12/15/2042	14,398,841

		194,840,529

	Healthcare — 1.1%
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,651,100
11,560,000	HCA, Inc., 7.500%, 2/15/2022	13,005,000

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$575,000	HCA, Inc., 7.500%, 12/15/2023	$626,750
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,446,698
3,385,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	3,376,537
2,845,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,841,444

		24,947,529

	Home Construction — 0.2%
5,675,000	KB Home, 4.750%, 5/15/2019	5,518,938

	Hybrid ARMs — 0.0%
128,619	FNMA, 1.909%, 2/01/2037	135,732

	Independent Energy — 1.0%
2,840,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	2,939,400
6,505,000	Newfield Exploration Co., 5.750%, 1/30/2022	6,976,612
6,350,000	QEP Resources, Inc., 5.250%, 5/01/2023	6,159,500
3,855,000	Range Resources Corp., 5.000%, 8/15/2022	3,941,738
3,360,000	SM Energy Co., 6.500%, 1/01/2023	3,494,400

		23,511,650

	Industrial Other — 0.8%
575,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	577,156
575,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	578,594
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,504,500
1,650,000	CBRE Services, Inc., 5.000%, 3/15/2023	1,633,335
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,536,800
5,645,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	5,588,550

		19,418,935

	Integrated Energy — 0.4%
8,540,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	8,668,100

	Leisure — 0.2%
3,620,000	Regal Entertainment Group, 5.750%, 3/15/2022	3,629,050

	Media Entertainment — 0.7%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,134,857
7,210,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	7,822,850
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,648,140

		16,605,847

	Metals & Mining — 1.8%
5,605,000	Alcoa, Inc., 6.150%, 8/15/2020	6,177,607
1,335,000	APERAM, 7.375%, 4/01/2016, 144A	1,359,617
1,280,000	APERAM, 7.750%, 4/01/2018, 144A	1,331,200
9,170,000	ArcelorMittal, 7.250%, 3/01/2041	9,192,925
485,000	ArcelorMittal, 7.500%, 10/15/2039	499,550
5,580,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	5,594,162
4,250,000	Goldcorp, Inc., 2.125%, 3/15/2018	4,238,708
5,280,000	Plains Exploration & Production Co., 6.875%, 2/15/2023	5,992,800
6,090,000	Samarco Mineracao S.A., 5.750%, 10/24/2023, 144A	6,260,520
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023	1,455,837

		42,102,926

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 1.9%
$12,340,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	$13,439,334
600,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	683,201
3,565,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,881,394
5,035,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,248,988
3,280,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	3,485,000
2,720,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	2,679,200
5,195,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	5,402,800
10,215,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	9,678,712

		44,498,629

	Mortgage Related — 10.0%
4,001,081	FHLMC, 3.000%, 11/01/2042	3,969,507
15,341,414	FHLMC, 3.500%, with various maturities in 2043(e)	15,704,785
2,636,118	FHLMC, 4.000%, 8/01/2043	2,779,112
296,237	FHLMC, 5.000%, 8/01/2035	327,548
360,942	FHLMC, 5.500%, with various maturities from 2018 to 2040(e)	393,228
29,520	FHLMC, 6.000%, 6/01/2035	33,702
21,044,428	FNMA, 3.500%, with various maturities from 2042 to 2043(e)	21,499,357
2,821,455	FNMA, 4.500%, with various maturities from 2039 to 2041(e)	3,055,838
1,050,996	FNMA, 6.000%, with various maturities from 2016 to 2039(e)	1,194,050
43,881	FNMA, 6.500%, with various maturities from 2029 to 2036(e)	49,788
60,027	FNMA, 7.000%, with various maturities in 2030(e)	67,712
59,613	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	68,912
2,900,000	FNMA (TBA), 2.500%, 11/01/2029(f)	2,909,402
14,255,000	FNMA (TBA), 3.000%, 11/01/2029(f)	14,649,797
33,375,000	FNMA (TBA), 3.500%, 11/01/2044(f)	34,013,819
76,415,000	FNMA (TBA), 4.000%, 11/01/2044(f)	80,288,285
24,650,000	FNMA (TBA), 4.500%, 11/01/2044(f)	26,526,673
752,618	GNMA, 2.106%, 9/20/2063(b)	807,745
181,502	GNMA, 4.144%, 1/20/2063	195,385
158,642	GNMA, 4.323%, 5/20/2063	172,010
209,946	GNMA, 4.423%, 7/20/2063	229,094
1,044,034	GNMA, 4.499%, 12/20/2062	1,137,351
653,135	GNMA, 4.515%, 7/20/2063	714,287
1,164,960	GNMA, 4.522%, 8/20/2062	1,266,857
632,180	GNMA, 4.524%, 5/20/2063	691,855
1,110,786	GNMA, 4.538%, 11/20/2062	1,211,058
2,259,018	GNMA, 4.616%, with various maturities from 2061 to 2062(e)	2,456,827
3,296,817	GNMA, 4.627%, with various maturities from 2061 to 2064(e)	3,584,622
933,087	GNMA, 4.668%, 5/20/2062	1,013,280
363,694	GNMA, 4.673%, 3/20/2062	394,939
3,753,121	GNMA, 4.676%, 4/20/2062	4,086,443
1,025,117	GNMA, 4.698%, 7/20/2061	1,106,884
735,744	GNMA, 4.700%, 10/20/2061	796,698
759,688	GNMA, 5.500%, 4/15/2038	844,346
167,486	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	191,333

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$129,133	GNMA, 6.500%, with various maturities from 2028 to 2032(e)	$147,872
109,336	GNMA, 7.000%, with various maturities from 2025 to 2029(e)	117,634
42,523	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	48,092
11,700	GNMA, 8.000%, 11/15/2029	11,927
42,525	GNMA, 8.500%, with various maturities from 2017 to 2023(e)	43,154
1,702	GNMA, 9.000%, with various maturities in 2016(e)	1,709
1,881	GNMA, 11.500%, with various maturities in 2015(e)	1,890
2,374,985	Government National Mortgage Association, 4.631%, 10/20/2062	2,590,222

		231,395,029

	Non-Agency Commercial Mortgage-Backed Securities — 5.6%
3,680,000	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	3,676,335
81,341	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(b)	81,298
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.781%, 4/10/2049(b)	1,812,242
117,225	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.845%, 6/11/2040(b)	116,681
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.339%, 12/10/2049(b)	1,102,007
8,236,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class D, 2.154%, 6/11/2027, 144A(b)	8,238,718
8,965,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.554%, 6/15/2034, 144A(b)	8,956,851
6,010,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	6,489,724
2,913,925	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.097%, 9/15/2039(b)	3,167,937
1,865,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,025,778
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.173%, 2/15/2041(b)	6,404,574
1,500,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(b)	1,501,663
3,295,000	GP Portfolio Trust, Series 2014-GPP, Class D, 2.904%, 2/15/2027, 144A(b)	3,300,404
411,053	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.014%, 7/10/2038(b)	436,259
2,900,130	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,176,411
13,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	14,256,358
10,103,640	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.991%, 8/10/2045(b)	11,034,195
7,893,259	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	8,457,185
2,300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,499,329
6,492,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.981%, 6/15/2049(b)	7,032,829

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$378,456	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	$407,748
4,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1.502%, 7/15/2031, 144A(b)	4,110,000
2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.252%, 7/15/2031, 144A(b)	2,205,000
5,045,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,469,249
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,480,230
1,092,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.773%, 4/12/2049(b)	1,170,944
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,027,416
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,182,648
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.831%, 6/11/2042(b)	334,957
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(b)	1,323,944
2,735,000	SCG Trust, Series 2013-SRP1, Class B, 2.654%, 11/15/2026, 144A(b)	2,741,928
934,910	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	999,279
3,350,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,611,451
2,345,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	2,550,488

		129,382,060

	Oil Field Services — 2.3%
2,535,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,724,476
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,895,054
5,705,000	Nabors Industries, Inc., 5.100%, 9/15/2023	6,180,814
6,950,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,262,750
3,445,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	2,911,025
7,150,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	6,041,750
5,950,000	Rowan Cos., Inc., 4.875%, 6/01/2022	6,181,265
1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,608,024
2,430,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	2,430,000
13,140,000	Transocean, Inc., 6.500%, 11/15/2020	13,962,183

		53,197,341

	Packaging — 0.3%
3,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	3,209,500
2,515,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	2,681,619

		5,891,119

	Paper — 0.5%
2,965,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	2,999,415
3,755,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	3,870,098
4,015,000	Rock-Tenn Co., 4.000%, 3/01/2023	4,075,775

		10,945,288

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — 0.9%
$11,450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	$11,764,875
760,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	788,500
3,170,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	3,273,025
5,510,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	5,489,337

		21,315,737

	Property & Casualty Insurance — 0.2%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,674,647

	Refining — 0.7%
5,030,000	Phillips 66, 5.875%, 5/01/2042	5,960,651
10,730,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	10,073,817

		16,034,468

	Retailers — 1.1%
4,440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	4,384,500
14,280,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	14,755,238
5,330,000	SACI Falabella, 3.750%, 4/30/2023, 144A	5,122,157
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,175,625

		25,437,520

	Sovereigns — 1.8%
9,495,000	Indonesia Government International Bond, 6.750%, 1/15/2044, 144A	11,109,150
1,261,000	Mexico Government International Bond, 5.550%, 1/21/2045	1,400,971
4,454,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	5,255,720
5,995,000	Panama Government International Bond, 4.000%, 9/22/2024	5,980,012
5,355,000	Philippine Government International Bond, 4.200%, 1/21/2024	5,649,525
11,835,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	12,261,297

		41,656,675

	Supranational — 2.4%
42,720,000	International Finance Corp., GMTN, 10.000%, 6/12/2017, (BRL)	17,300,924
94,905,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	39,020,485

		56,321,409

	Technology — 1.5%
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,206,400
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,251,697
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	4,030,752
5,465,000	Hewlett-Packard Co., 2.750%, 1/14/2019	5,550,538
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	75,749
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	428,189
6,105,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	6,107,894
14,695,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	14,853,853

		35,505,072

	Tobacco — 0.6%
11,225,000	Reynolds American, Inc., 7.250%, 6/15/2037	14,104,168

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 16.4%
10,580,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	$82,139,810
336,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	7,365,384
365,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	8,712,746
1,350,000	U.S. Treasury Bond, 3.375%, 5/15/2044	1,393,875
9,780,000	U.S. Treasury Bond, 3.625%, 2/15/2044	10,568,512
18,135,000	U.S. Treasury Bond, 3.750%, 11/15/2043	20,044,833
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,386,620
13,876,884	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2024(g)	13,322,891
42,330,000	U.S. Treasury Note, 0.375%, 6/30/2015	42,427,571
141,445,000	U.S. Treasury Note, 0.375%, 3/31/2016(c)	141,478,098
13,030,000	U.S. Treasury Note, 0.375%, 5/31/2016	13,016,761
6,610,000	U.S. Treasury Note, 1.250%, 10/31/2018	6,527,375
7,240,000	U.S. Treasury Note, 1.250%, 4/30/2019	7,095,200
12,950,000	U.S. Treasury Note, 2.500%, 5/15/2024	12,958,094
8,830,000	U.S. Treasury Note, 2.750%, 2/15/2024	9,037,646

		380,475,416

	Wireless — 2.0%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,544,042
6,810,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	7,159,761
300,000	Bharti Airtel International Netherlands BV, 5.350%, 5/20/2024, 144A	319,677
5,960,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	5,929,497
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,971,569
10,330,000	Softbank Corp., 4.500%, 4/15/2020, 144A	10,304,175
11,020,000	Sprint Capital Corp., 6.875%, 11/15/2028	10,524,100
6,225,000	Ymobile Corp., 8.250%, 4/01/2018, 144A	6,567,375

		46,320,196

	Wirelines — 3.8%
5,757,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(h)	5,699,430
2,650,000	CenturyLink, Inc., 5.625%, 4/01/2020	2,733,475
7,175,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	7,210,875
14,723,000	Embarq Corp., 7.995%, 6/01/2036	15,914,091
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,582,875
5,050,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,605,500
5,935,000	Frontier Communications Corp., 8.750%, 4/15/2022	6,676,875
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	430,562
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,264,118
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,190,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,428,528
5,541,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	6,170,768
6,344,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	6,161,927
5,178,000	Verizon Communications, Inc., 2.625%, 2/21/2020, 144A	5,113,042
4,025,000	Verizon Communications, Inc., 5.050%, 3/15/2034	4,264,528
9,440,000	Windstream Corp., 7.500%, 4/01/2023	9,676,000

		89,122,594

	Total Non-Convertible Bonds (Identified Cost $2,033,568,889)	2,041,616,758

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.0%
	Wirelines — 0.0%
2,257,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A (MXN)(h)(i)(j)(k) (Identified Cost $346,907)	$265,482

	Total Bonds and Notes (Identified Cost $2,033,915,796)	2,041,882,240

Senior Loans — 2.7%
	Automotive — 0.2%
278,355	KAR Auction Services, Inc., Term Loan B2, 3.500%, 3/11/2021(b)	273,832
5,544,105	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(b)	5,445,365

		5,719,197

	Building Materials — 0.1%
2,970,000	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(b)	2,909,679

	Cable Satellite — 0.2%
3,631,038	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	3,520,799

	Chemicals — 0.1%
3,592,207	Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan, 3.750%, 2/01/2020(b)	3,516,627

	Diversified Manufacturing — 0.1%
3,002,825	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	2,991,564

	Electric — 0.2%
5,415,007	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,306,707

	Food & Beverage — 0.5%
11,741,000	Aramark Corp., USD Term Loan F, 3.250%, 2/24/2021(b)	11,498,901

	Healthcare — 0.2%
4,089,750	DaVita HealthCare Partners, Inc., Term Loan B, 3.500%, 6/24/2021(b)	4,038,137

	Leisure — 0.2%
4,017,150	Activision Blizzard, Inc., Term Loan B, 3.250%, 10/12/2020(b)	4,003,893

	Media Entertainment — 0.3%
7,035,000	Intelsat Jackson Holdings S.A., Term Loan B2, 3.750%, 6/30/2019(b)	6,911,887

	Metals & Mining — 0.1%
3,613,173	Arch Coal, Inc., Term Loan B, 6.250%, 5/16/2018(b)	3,302,657

	Midstream — 0.3%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(b)	6,096,843

	Pharmaceuticals — 0.2%
3,898,373	Grifols Worldwide Operations USA, Inc., USD Term Loan B, 3.154%, 2/27/2021(b)	3,822,862

	Total Senior Loans (Identified Cost $64,824,701)	63,639,753

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.5%
	Banking — 0.1%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$1,836,141
532	Ally Financial, Inc., Series G, 7.000%, 144A	532,499

		2,368,640

	Cable Satellite — 0.4%
8,945,000	NBCUniversal Enterprise, Inc., 5.250%, 144A	9,302,800

	Finance Companies — 0.0%
5,510	SLM Corp., Series A, 6.970%	271,533

	Total Preferred Stocks (Identified Cost $11,013,801)	11,942,973

Principal Amount (‡)
Short-Term Investments — 10.9%
$208,242	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $208,242 on 10/01/2014 collateralized by $212,300 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $212,464 including accrued interest (Note 2 of Notes to Financial Statements)	208,242
251,096,543	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $251,096,543 on 10/01/2014 collateralized by $255,800,000 U.S. Treasury Note, 0.375% due 1/15/2016 valued at $256,119,750 including accrued interest (Note 2 of Notes to Financial Statements)	251,096,543

	Total Short-Term Investments (Identified Cost $251,304,785)	251,304,785

	Total Investments — 102.3% (Identified Cost $2,361,059,083)(a)	2,368,769,751
	Other assets less liabilities — (2.3)%	(52,662,117)

	Net Assets — 100.0%	$2,316,107,634

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $2,367,009,316 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,037,905
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,277,470)

	Net unrealized appreciation	$1,760,435

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	A portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Illiquid security. At September 30, 2014, the value of this security amounted to $265,482 or less than 0.1% of net assets.
(j)	Fair valued by the Fund’s adviser. At September 30, 2014, the value of this security amounted to $265,482 or less than 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $562,401,981 or 24.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

BRL	Brazilian Real
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2014

Treasuries	16.4%
Mortgage Related	10.0
Government Owned – No Guarantee	8.4
Banking	6.6
Non-Agency Commercial Mortgage-Backed Securities	5.6
Wirelines	3.8
Finance Companies	3.4
Supranational	2.4
Oil Field Services	2.3
Midstream	2.2
Automotive	2.1
Wireless	2.0
Other Investments, less than 2% each	26.2
Short-Term Investments	10.9

Total Investments	102.3
Other assets less liabilities	(2.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.8% of Net Assets
Non-Convertible Bonds — 78.4%
	ABS Home Equity — 4.6%
$248,974	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.832%, 9/25/2045(b)	$240,645
189,447	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	195,197
285,875	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	293,300
311,056	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.605%, 7/25/2037, 144A(b)	238,844
226,282	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	232,134
50,289	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.705%, 2/25/2035(b)	49,557
103,624	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 12A3, 2.822%, 11/25/2034(b)	102,849
114,132	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	116,754
96,526	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.612%, 5/25/2035(b)	95,517
87,395	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	78,360
543,402	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	544,138
267,455	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	183,170
332,037	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.425%, 4/25/2035(b)	288,543
434,311	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.596%, 11/20/2035(b)	414,292
338,412	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	317,218
73,788	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	76,158
402,860	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.738%, 6/19/2035(b)	403,460
316,111	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 2.959%, 7/19/2035(b)	296,542
77,709	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.814%, 12/25/2034(b)	74,922
548,931	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.682%, 9/25/2035(b)	554,416
179,862	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	147,867
97,491	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.591%, 3/25/2036(b)	79,053
393,005	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.655%, 1/25/2036(b)(c)	284,158
155,434	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	156,057
497,819	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.686%, 3/25/2035(b)	444,714

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$535,989	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.315%, 1/25/2047(b)	$408,187
474,679	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	358,548
101,199	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.633%, 5/25/2036(b)	92,075
419,748	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	339,440
335,099	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	344,664
572,251	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.926%, 1/25/2047(b)	549,154
108,539	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.875%, 4/25/2047(b)	97,949
552,500	Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A, 1.075%, 8/25/2046(b)	380,795

		8,478,677

	ABS Other — 0.4%
172,168	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	185,379
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	447,739

		633,118

	Aerospace & Defense — 1.7%
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,417,500
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	940,500
200,000	Oshkosh Corp., 5.375%, 3/01/2022	201,000
620,000	TransDigm, Inc., 6.000%, 7/15/2022, 144A	612,250

		3,171,250

	Airlines — 0.2%
4,753	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	4,985
137,903	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	141,626
216,879	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	218,627

		365,238

	Automotive — 0.6%
835,000	General Motors Co., 4.875%, 10/02/2023	883,012
185,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	184,538

		1,067,550

	Banking — 2.4%
2,100,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	819,324
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	910,200
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	831,626
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(d)	78,199

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(d)	$900,075
800,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	846,750

		4,386,174

	Brokerage — 0.4%
650,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	640,250

	Building Materials — 2.8%
880,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	853,600
395,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	428,575
451,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	457,765
1,280,000	HD Supply, Inc., 7.500%, 7/15/2020	1,328,000
50,000	Masco Corp., 6.500%, 8/15/2032	50,000
345,000	Masco Corp., 7.750%, 8/01/2029	395,297
1,000,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	940,000
900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	331,835
240,000	USG Corp., 5.875%, 11/01/2021, 144A	244,800

		5,029,872

	Cable Satellite — 1.7%
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	456,000
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	420,863
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	14,925
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018	51,375
995,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	1,013,656
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	239,775
155,000	Numericable Group S.A., 5.375%, 5/15/2022, 144A, (EUR)	202,296
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	265,331
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	373,125
130,000	Wave Holdco LLC/Wave Holdco Corp., 8.250%, (9.000% PIK), 7/15/2019, 144A(e)	133,250

		3,170,596

	Chemicals — 2.3%
600,000	Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/01/2021, 144A	643,500
265,000	Braskem Finance Ltd., 6.450%, 2/03/2024	275,600
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,343,900
850,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	865,937
445,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	458,350
635,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	674,688

		4,261,975

	Construction Machinery — 0.4%
650,000	Ashtead Capital, Inc., 5.625%, 10/01/2024, 144A	653,250

	Consumer Cyclical Services — 1.0%
732,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	761,280
1,095,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,105,950

		1,867,230

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.7%
$355,000	AES Corp. (The), 3.234%, 6/01/2019(b)	$349,675
500,000	Calpine Corp., 5.375%, 1/15/2023	483,750
415,000	Calpine Corp., 6.000%, 1/15/2022, 144A	438,862
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,740,518
13,839	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	14,946

		3,027,751

	Finance Companies — 4.9%
945,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021, 144A	940,275
340,000	CIT Group, Inc., 3.875%, 2/19/2019	334,050
65,000	CIT Group, Inc., 5.000%, 8/15/2022	65,163
545,000	CIT Group, Inc., 5.000%, 8/01/2023	540,912
600,000	iStar Financial, Inc., 4.000%, 11/01/2017	582,000
505,000	iStar Financial, Inc., 5.000%, 7/01/2019	486,063
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,004,850
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	618,637
1,230,000	Navient LLC, 5.500%, 1/25/2023	1,182,337
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	452,400
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	534,600
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,243,200
445,000	Springleaf Finance Corp., 8.250%, 10/01/2023	500,625
445,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	472,813

		8,957,925

	Financial Other — 0.9%
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	684,575
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	180,000
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	820,080

		1,684,655

	Food & Beverage — 1.2%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	643,448
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	219,385
605,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	668,525
250,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	246,250
480,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	484,800

		2,262,408

	Gaming — 0.7%
100,000	GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/2018	101,500
285,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020	290,612
740,000	MGM Resorts International, 6.750%, 10/01/2020	788,100

		1,180,212

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 0.6%
$530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	$555,244
465,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	479,695

		1,034,939

	Healthcare — 4.5%
360,000	Amsurg Corp., 5.625%, 7/15/2022, 144A	356,400
305,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	312,244
240,000	Catamaran Corp., 4.750%, 3/15/2021	230,850
1,330,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022, 144A	1,383,200
170,000	HCA, Inc., 7.050%, 12/01/2027	170,850
655,000	HCA, Inc., 7.500%, 12/15/2023	713,950
145,000	HCA, Inc., 7.500%, 11/06/2033	152,250
590,000	HCA, Inc., 7.690%, 6/15/2025	649,000
480,000	HCA, Inc., 8.360%, 4/15/2024	552,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	893,800
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	558,775
305,000	LifePoint Hospitals, Inc., 5.500%, 12/01/2021	308,813
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	306,125
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	612,775
375,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	374,062
720,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	719,100

		8,294,194

	Home Construction — 4.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(f)	109,500
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	652,500
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	541,250
345,000	KB Home, 7.000%, 12/15/2021	359,663
880,000	KB Home, 7.250%, 6/15/2018	941,600
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035(g)	2,978,250
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	493,762
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	80,150
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(f)	26,092
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(f)	142,230
915,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	894,412

		7,219,409

	Independent Energy — 4.9%
90,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	87,750
840,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	806,400
280,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	308,840
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	113,275
400,000	Halcon Resources Corp., 9.750%, 7/15/2020	407,000
180,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022, 144A	180,000
220,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	221,925
135,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	139,725
4,400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	145,200
595,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(f)	23,800

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$400,000	QEP Resources, Inc., 5.250%, 5/01/2023	$388,000
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	509,600
955,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	921,575
890,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	867,750
1,435,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	1,429,619
305,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	306,906
245,000	Sanchez Energy Corp., 6.125%, 1/15/2023, 144A	242,623
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	789,750
920,000	SM Energy Co., 5.000%, 1/15/2024	878,600
115,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	115,575

		8,883,913

	Industrial Other — 0.9%
265,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	265,994
955,000	CBRE Services, Inc., 5.250%, 3/15/2025	949,031
330,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	343,200

		1,558,225

	Integrated Energy — 1.0%
75,000	California Resources Corp., 5.000%, 1/15/2020, 144A	76,125
800,000	California Resources Corp., 5.500%, 9/15/2021, 144A	812,000
125,000	California Resources Corp., 6.000%, 11/15/2024, 144A	128,438
800,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	812,000

		1,828,563

	Leisure — 0.3%
655,000	24 Hour Holdings III LLC, 8.000%, 6/01/2022, 144A	605,875

	Lodging — 0.3%
605,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021, 144A	623,150

	Media Entertainment — 0.1%
151,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	157,795

	Metals & Mining — 2.5%
2,395,000	ArcelorMittal, 7.250%, 3/01/2041(g)	2,400,987
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022, 144A	783,075
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	231,896
200,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	199,000
515,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	513,713
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	177,406
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	276,075

		4,582,152

	Midstream — 1.8%
85,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	90,100
275,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019, 144A	269,500
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	430,538

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$405,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	$421,200
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	306,800
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022, 144A	381,150
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022, 144A	447,312
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	916,300

		3,262,900

	Non-Agency Commercial Mortgage-Backed Securities — 1.8%
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	1,752,205
805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	817,481
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	130,732
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.773%, 4/12/2049(b)	563,714

		3,264,132

	Oil Field Services — 1.0%
655,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	569,850
435,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	367,575
905,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	764,725
35,000	Parker Drilling Co., 6.750%, 7/15/2022, 144A	35,175
155,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022, 144A	153,450

		1,890,775

	Packaging — 1.2%
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	192,000
625,000	Berry Plastics Corp., 5.500%, 5/15/2022	601,563
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	735,181
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	744,000

		2,272,744

	Pharmaceuticals — 1.5%
250,000	Salix Pharmaceuticals Ltd., 6.000%, 1/15/2021, 144A	270,625
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,582,350
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	559,150
145,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	152,975
70,000	Valeant Pharmaceuticals International, Inc., 7.500%, 7/15/2021, 144A	74,900

		2,640,000

	Property & Casualty Insurance — 0.4%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	804,668

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Refining — 0.0%
$45,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625%, 1/15/2022	$45,675

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	41,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	476,325
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	224,475
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	39,725
445,000	GameStop Corp., 5.500%, 10/01/2019, 144A	439,438
280,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022, 144A	270,900
55,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	51,425
220,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	214,500
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	362,700
135,000	Toys R Us, Inc., 7.375%, 10/15/2018	93,150

		2,214,038

	Sovereigns — 0.3%
565,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	585,351

	Supermarkets — 0.5%
205,000	New Albertson’s, Inc., 7.450%, 8/01/2029	186,550
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	762,025

		948,575

	Supranational — 1.8%
458,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	773,855
88,390,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	1,524,218
2,175,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	894,258

		3,192,331

	Technology — 4.4%
490,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	467,950
2,500,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,356,250
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,819,025
160,000	Amkor Technology, Inc., 6.375%, 10/01/2022	165,600
140,000	Amkor Technology, Inc., 6.625%, 6/01/2021	145,950
260,000	Audatex North America, Inc., 6.125%, 11/01/2023, 144A	266,500
660,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	653,400
445,000	BMC Software Finance, Inc., 8.125%, 7/15/2021, 144A	427,200
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	323,400
430,000	Equinix, Inc., 4.875%, 4/01/2020	425,700
260,000	First Data Corp., 10.625%, 6/15/2021	295,750
187,000	iGATE Corp., 4.750%, 4/15/2019, 144A	181,390
440,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	451,550

		7,979,665

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.4%
$275,000	APL Ltd., 8.000%, 1/15/2024(h)(j)	$253,000
550,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	540,375

		793,375

	Treasuries — 8.9%
165,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	1,220,264
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	1,020,925
116,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	982,442
184,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	1,768,984
99,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	870,755
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	232,578
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)(g)	2,864,464
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	388,214
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	910,019
6,000,000	U.S. Treasury Note, 0.875%, 8/15/2017	5,971,404

		16,230,049

	Wireless — 2.4%
100,000	Altice S.A., 7.250%, 5/15/2022, 144A, (EUR)	130,726
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	432,399
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	442,149
800,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A(f)	72,800
2,711,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,589,005
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	371,850
180,000	Wind Acquisition Finance S.A., 4.203%, 7/15/2020, 144A, (EUR)(b)	226,496
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	192,000

		4,457,425

	Wirelines — 3.8%
332,000	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A(i)	328,680
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	694,425
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	124,150
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	27,701
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	420,188
605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019	645,837
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	1,148,587
1,460,000	Oi S.A., 5.750%, 2/10/2022	1,365,246
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	343,275
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	37,450
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	95,625
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	441,000
1,030,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,304,731

		6,976,895

	Total Non-Convertible Bonds (Identified Cost $145,045,472)	143,184,944

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 10.4%
	Automotive — 0.2%
$240,000	Ford Motor Co., 4.250%, 11/15/2016	$411,300

	Construction Machinery — 1.5%
640,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	788,400
1,055,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,048,019

		2,836,419

	Consumer Products — 0.2%
350,000	Jarden Corp., 1.125%, 3/15/2034, 144A	348,906

	Energy — 1.1%
420,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	423,412
945,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	924,919
990,000	Peabody Energy Corp., 4.750%, 12/15/2066	678,150

		2,026,481

	Home Construction — 2.0%
565,000	KB Home, 1.375%, 2/01/2019	543,813
530,000	Lennar Corp., 2.750%, 12/15/2020, 144A	938,100
600,000	Lennar Corp., 3.250%, 11/15/2021, 144A	1,029,000
945,000	Standard Pacific Corp., 1.250%, 8/01/2032	1,064,306

		3,575,219

	Pharmaceuticals — 1.9%
58,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	61,408
239,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	261,705
699,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021, 144A	702,495
315,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	1,470,853
285,000	Mylan, Inc., 3.750%, 9/15/2015	973,631

		3,470,092

	REITs – Mortgage — 0.2%
310,000	iStar Financial, Inc., 3.000%, 11/15/2016	390,988

	Retailers — 0.6%
658,000	Priceline Group, Inc. (The), 0.350%, 6/15/2020	732,436
235,000	Priceline Group, Inc. (The), 1.000%, 3/15/2018	316,222

		1,048,658

	Technology — 2.6%
900,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,048,500
215,000	JDS Uniphase Corp., 0.625%, 8/15/2033	214,866
465,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A	503,653
370,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032(g)	1,318,587
224,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	294,560
115,000	Novellus Systems, Inc., 2.625%, 5/15/2041	250,628
475,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A	527,250
355,000	Xilinx, Inc., 2.625%, 6/15/2017	525,622

		4,683,666

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.1%
$115,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019	$127,506

	Wirelines — 0.0%
48,800	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(h)(i)(j)(k)	5,740

	Total Convertible Bonds (Identified Cost $15,181,431)	18,924,975

	Total Bonds and Notes (Identified Cost $160,226,903)	162,109,919

Senior Loans — 1.5%
	Construction Machinery — 0.0%
75,000	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	75,094

	Media Entertainment — 0.0%
97,907	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	79,598

	Oil Field Services — 0.1%
122,182	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(b)	122,160

	Other Utility — 0.2%
232,063	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	226,841
12,623	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(b)	12,339
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	92,150

		331,330

	Supermarkets — 0.4%
550,000	Albertson’s Holdings LLC, Term Loan B4, 4.500%, 8/25/2021(b)	547,019
284,000	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	278,854

		825,873

	Transportation Services — 0.1%
99,750	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	99,044

	Wirelines — 0.7%
1,231,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,247,416
25,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(b)	24,958

		1,272,374

	Total Senior Loans (Identified Cost $2,809,004)	2,805,473

Shares
Preferred Stocks — 4.5%
Convertible Preferred Stocks — 2.5%
	Banking — 0.1%
94	Bank of America Corp., Series L, 7.250%	107,771

	Electric — 0.2%
7,189	NextEra Energy, Inc., 5.889%	430,693

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Food & Beverage — 0.5%
18,721	Tyson Foods, Inc., 4.750%	$941,666

	Metals & Mining — 0.2%
21,500	ArcelorMittal, 6.000%	454,295

	REITs – Diversified — 0.8%
7,337	Crown Castle International Corp., Series A, 4.500%	771,705
12,356	Weyerhaeuser Co., Series A, 6.375%	667,595

		1,439,300

	REITs – Mortgage — 0.3%
8,025	iStar Financial, Inc., Series J, 4.500%	477,488

	Utility Other — 0.4%
1,424	Dominion Resources, Inc., 6.375%	71,058
7,126	Dominion Resources, Inc., Series A, 6.125%	399,483
5,356	Dominion Resources, Inc., Series B, 6.000%	301,275

		771,816

	Total Convertible Preferred Stocks (Identified Cost $4,492,412)	4,623,029

Non-Convertible Preferred Stocks — 2.0%
	Banking — 1.7%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	2,121,680
965	Ally Financial, Inc., Series G, 7.000%, 144A	965,905

		3,087,585

	Finance Companies — 0.3%
12,925	iStar Financial, Inc., Series E, 7.875%	319,247
7,500	iStar Financial, Inc., Series F, 7.800%	184,350
550	iStar Financial, Inc., Series G, 7.650%	13,299

		516,896

	Total Non-Convertible Preferred Stocks (Identified Cost $3,279,860)	3,604,481

	Total Preferred Stocks (Identified Cost $7,772,272)	8,227,510

Common Stocks — 1.4%
	Automobiles — 0.9%
50,658	General Motors Co.	1,618,016

	Oil, Gas & Consumable Fuels — 0.3%
14,882	Kinder Morgan, Inc.	570,576

	Trading Companies & Distributors — 0.2%
2,696	United Rentals, Inc.(l)	299,526

	Total Common Stocks (Identified Cost $2,413,285)	2,488,118

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Warrants — 0.1%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(h)(j)(l)	$—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(l)	81,944

	Total Warrants (Identified Cost $29,892)	81,944

Principal Amount (‡)
Short-Term Investments — 7.6%
$37,620	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000% to be repurchased at $37,620 on 10/01/2014 collateralized by $38,400 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $38,430 including accrued interest (Note 2 of Notes to Financial Statements)	37,620
13,311,362	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $13,311,362 on 10/01/2014 collateralized by $13,665,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $13,579,594 including accrued interest (Note 2 of Notes to Financial Statements)	13,311,362
475,000	U.S. Treasury Bills, 0.041%, 2/05/2015(m)(n)	474,963

	Total Short-Term Investments (Identified Cost $13,823,914)	13,823,945

	Total Investments — 103.9% (Identified Cost $187,075,270)(a)	189,536,909
	Other assets less liabilities — (3.9)%	(7,044,814)

	Net Assets — 100.0%	$182,492,095

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $187,229,403 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,559,970
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,252,464)

	Net unrealized appreciation	$2,307,506

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)	Perpetual bond with no specified maturity date.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2014, the issuer has not paid out any interest payments.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

(g)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(h)	Illiquid security. At September 30, 2014, the value of these securities amounted to $258,740 or 0.1% of net assets.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $258,740 or 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(l)	Non-income producing security.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $56,561,464 or 31.0% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2014	Euro	1,170,000	$1,478,045	$(98,261)
Sell	10/31/2014	Euro	2,470,000	3,120,317	220,346

Total					$122,085

1 Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2014

Loomis Sayles High Income Fund – (continued)

At September 30, 2014, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2014	43	$5,929,969	$51,042

Industry Summary at September 30, 2014

Treasuries	8.9%
Technology	7.0
Home Construction	6.0
Finance Companies	5.2
Independent Energy	4.9
ABS Home Equity	4.6
Healthcare	4.5
Wirelines	4.5
Banking	4.2
Pharmaceuticals	3.4
Building Materials	2.8
Metals & Mining	2.7
Wireless	2.4
Chemicals	2.3
Other Investments, less than 2% each	32.9
Short-Term Investments	7.6

Total Investments	103.9
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(3.9)

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 98.9% of Net Assets
Non-Convertible Bonds — 98.8%
	Australia — 2.1%
185,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)(b)	$183,654

	Belgium — 3.5%
100,000	Anheuser-Busch InBev NV, EMTN, 1.250%, 3/24/2017, (EUR)	128,561
130,000	Belgium Government Bond, 2.250%, 6/22/2023, (EUR)(b)	180,784

		309,345

	Brazil — 0.8%
35,000	CSN Islands IX Corp., 10.000%, 1/15/2015	35,837
30,000	Petrobras Global Finance BV, 3.115%, 3/17/2020(c)	30,561

		66,398

	Canada — 1.6%
30,000	Bombardier, Inc., 4.750%, 4/15/2019, 144A	29,925
25,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	22,447
61,044	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	54,587
30,000	Videotron Ltd., 5.375%, 6/15/2024, 144A	29,700

		136,659

	Colombia — 0.2%
15,000	Ecopetrol S.A., 4.125%, 1/16/2025	14,512

	Denmark — 1.0%
445,000	Denmark Government Bond, 4.000%, 11/15/2019, (DKK)	89,922

	Finland — 3.4%
40,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	53,023
150,000	Finland Government Bond, 4.000%, 7/04/2025, 144A, (EUR)(b)	242,846

		295,869

	France — 5.6%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	70,639
220,000	French Treasury Note BTAN, 1.750%, 2/25/2017, (EUR)(b)	289,560
100,000	Sanofi, EMTN, 1.875%, 9/04/2020, (EUR)	133,980

		494,179

	Germany — 9.3%
30,000	BMW Finance NV, 2.375%, 1/24/2023, (EUR)	41,277
140,000	Bundesrepublik Deutschland, 1.750%, 7/04/2022, (EUR)(b)	192,598
105,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	144,031
45,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	80,202
165,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	233,141
40,000	Bundesrepublik Deutschland, 4.750%, 7/04/2034, (EUR)	76,438
40,000	Volkswagen International Finance NV, EMTN, 1.875%, 5/15/2017, (EUR)	52,463

		820,150

	Hungary — 0.0%
4,000	Hungary Government International Bond, 5.375%, 3/25/2024	4,220

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Ireland — 1.0%
60,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)	$85,071

	Italy — 6.3%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	92,487
45,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	62,414
75,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 5/01/2017, (EUR)	104,863
190,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	292,382

		552,146

	Japan — 25.0%
80,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	778,101
17,400,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	164,327
39,100,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	373,407
3,750,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)	34,885
9,500,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)	96,963
13,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	130,072
59,300,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	615,253

		2,193,008

	Luxembourg — 0.3%
25,000	ArcelorMittal, 6.000%, 3/01/2021	26,281

	Mexico — 3.3%
37,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	287,256

	Netherlands — 1.7%
15,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)(b)	21,070
90,000	Netherlands Government Bond, 4.500%, 7/15/2017, 144A, (EUR)(b)	127,908

		148,978

	New Zealand — 2.2%
200,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	162,542
35,000	New Zealand Government Bond, 6.000%, 4/15/2015, (NZD)	27,679

		190,221

	Norway — 2.0%
1,075,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	178,959

	Philippines — 1.3%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	116,289

	Poland — 2.0%
145,000	Poland Government Bond, 3.250%, 7/25/2019, (PLN)	45,538
130,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	41,888
80,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)(b)	84,994

		172,420

	Singapore — 0.2%
20,000	Singapore Government Bond, 2.500%, 6/01/2019, (SGD)	16,334

	South Africa — 0.6%
595,000	South Africa Government Bond, 7.750%, 2/28/2023, (ZAR)	51,512

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Spain — 4.4%
50,000	Iberdrola Finanzas SAU, EMTN, 6.000%, 7/01/2022, (GBP)	$94,908
25,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	36,293
130,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	213,459
40,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	44,546

		389,206

	Sweden — 1.0%
545,000	Sweden Government Bond, Series 1052, 4.250%, 3/12/2019, (SEK)	87,667

	Switzerland — 0.7%
50,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	64,337

	United Kingdom — 7.5%
50,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	89,202
45,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	86,059
50,000	Heathrow Funding Ltd., MTN, 5.225%, 2/15/2025, (GBP)	91,405
15,000	United Kingdom Gilt, 1.000%, 9/07/2017, (GBP)	24,125
15,000	United Kingdom Gilt, 4.250%, 12/07/2027, (GBP)	28,691
80,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	131,866
70,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)(b)	136,596
15,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	31,727
20,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	40,093

		659,764

	United States — 11.8%
25,000	Ally Financial, Inc., 3.500%, 7/18/2016	25,281
65,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C, 2.380%, 6/10/2019	65,578
50,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	71,222
50,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.692%, 8/17/2017, (EUR)(c)	63,150
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	95,984
95,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)(b)	128,360
50,000	JPMorgan Chase & Co., EMTN, 3.875%, 9/23/2020, (EUR)	73,501
15,000	KB Home, 4.750%, 5/15/2019	14,588
15,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	12,675
35,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	29,575
10,000	Sprint Communications, Inc., 6.000%, 11/15/2022	9,700
15,000	Time Warner Cable, Inc., 6.750%, 6/15/2039	19,271
280,000	U.S. Treasury Note, 0.125%, 12/31/2014(d)	280,044
45,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	47,137
45,000	US Airways Pass Through Trust, Series 2013-1, Class A, 3.950%, 5/15/2027	45,337
25,000	Verizon Communications, Inc., 5.050%, 3/15/2034	26,488
30,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	30,825

		1,038,716

	Total Non-Convertible Bonds (Identified Cost $9,329,513)	8,673,073

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.1%
	United States — 0.1%
$5,000	Macquarie Infrastructure Co. LLC, 2.875%, 7/15/2019 (Identified Cost $5,000)	$5,544

	Total Bonds and Notes (Identified Cost $9,334,513)	8,678,617

Shares
Preferred Stocks — 0.2%
	United States — 0.2%
164	Dominion Resources, Inc., Series A, 6.125%, 4/01/2016	9,194
64	Dominion Resources, Inc., Series B, 6.000%, 7/01/2016	3,600
115	Weyerhaeuser Co., Series A, 6.375%, 7/01/2016	6,213

	Total Preferred Stocks (Identified Cost $18,020)	19,007

	Total Investments — 99.1% (Identified Cost $9,352,533)(a)	8,697,624
	Other assets less liabilities — 0.9%	83,063

	Net Assets — 100.0%	$8,780,687

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized depreciation on investments based on a cost of $9,547,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$163,539
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,013,357)

	Net unrealized depreciation	$(849,818)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $601,309 or 6.8% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/24/2014	British Pound	37,000	$59,939	$(490)
Sell[1]	12/24/2014	British Pound	37,000	59,939	359
Buy[2]	12/17/2014	Canadian Dollar	336,000	299,470	(9,782)
Buy[1]	12/17/2014	Euro	155,000	195,879	(4,781)
Sell[1]	12/29/2014	Euro	47,000	59,401	701
Buy[3]	11/18/2014	Japanese Yen	8,900,000	81,175	(5,995)
Sell[1]	12/17/2014	Mexican Peso	360,000	26,666	698
Buy[1]	12/11/2014	South Korean Won	192,100,000	181,493	(6,233)

Total					$(25,523)

At September 30, 2014, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
12/22/2014	Japanese Yen	9,785,346	South Korean Won[4]	94,000,000	$(521)
12/17/2014	New Zealand Dollar	246,500	Euro[3]	156,149	6,338

Total					$5,817

1 Counterparty is Barclays Bank PLC.

2 Counterparty is UBS AG.

3 Counterparty is Bank of America, N.A.

4 Counterparty is Credit Suisse International.

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2014

Loomis Sayles International Bond Fund – (continued)

At September 30, 2014, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro BOBL	12/08/2014	5	$807,847	$2,644

Industry Summary at September 30, 2014

Treasuries	63.3%
Government Guaranteed	8.9
Banking	3.9
Food & Beverage	2.6
Electric	2.2
Local Authorities	2.1
Other Investments, less than 2% each	16.1

Total Investments	99.1
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	0.9

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

Euro	37.0%
Japanese Yen	25.0
British Pound	10.8
United States Dollar	9.7
Mexican Peso	3.3
New Zealand Dollar	2.2
Australian Dollar	2.1
Norwegian Krone	2.0
Other, less than 2% each	7.0

Total Investments	99.1
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.4% of Net Assets
	ABS Car Loan — 2.0%
$2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	$2,202,044
1,640,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	1,638,611
1,165,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	1,170,291
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,694,542
2,350,000	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	2,348,531
1,045,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	1,046,274
625,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	624,510
2,120,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	2,116,125

		13,840,928

	ABS Credit Card — 0.9%
3,220,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.760%, 9/15/2022	3,113,978
3,400,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	3,511,694

		6,625,672

	ABS Home Equity — 0.1%
267,269	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035	272,675
160,491	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 6.200%, 1/25/2028(b)	160,459

		433,134

	ABS Other — 0.4%
3,000,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/2019	2,982,288

	Agency Commercial Mortgage-Backed Securities — 11.5%
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,561,618
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,633,071
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,651,234
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	714,806
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,629,055
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	7,968,067

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	$33,820,389
6,334,422	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.505%, 4/25/2019(c)	6,338,190
292,184	Government National Mortgage Association, Series 2003-72, Class Z, 5.377%, 11/16/2045(c)	315,115
296,726	Government National Mortgage Association, Series 2003-88, Class Z, 5.106%, 3/16/2046(c)	317,689
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 4.443%, 8/16/2051(c)	14,488,062

		81,437,296

	Collateralized Mortgage Obligations — 13.2%
165,997	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.870%, 5/15/2023(c)	170,036
107,411	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.760%, 8/15/2023(c)	109,395
398,581	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	440,694
516,396	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.554%, 11/15/2032(c)	518,692
2,679,041	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	2,858,401
4,054,957	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	4,254,798
3,618,554	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	4,017,380
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,813,955
3,653,540	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	3,820,459
6,249,309	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	6,764,896
3,110,845	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.252%, 6/15/2048(c)	3,237,637
3,990,558	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.309%, 12/15/2036(c)	4,160,863
237,239	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	244,957
127,803	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 2.230%, 9/25/2022(c)	131,734
103,776	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.910%, 4/25/2024(c)	106,098
23,965	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.755%, 8/25/2042(c)	23,875
1,986,592	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	2,078,872

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,809,338	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	$1,989,261
3,881,000	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.831%, 8/25/2038(c)	3,940,527
91,373	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.960%, 4/25/2023(c)	93,299
14,009	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.304%, 3/25/2044(c)	14,229
713,603	Government National Mortgage Association, Series 1998-19, Class ZB, 6.500%, 7/20/2028	807,351
3,071,900	Government National Mortgage Association, Series 2012-124, Class HT, 7.215%, 7/20/2032(c)	3,497,724
7,999,656	Government National Mortgage Association, Series 2012-H29, Class HF, 0.656%, 10/20/2062(c)	8,030,246
7,702,757	Government National Mortgage Association, Series 2013-H02, Class GF, 0.656%, 12/20/2062(c)	7,735,509
5,554,613	Government National Mortgage Association, Series 2013-H08, Class FA, 0.506%, 3/20/2063(c)	5,530,295
4,645,176	Government National Mortgage Association, Series 2013-H10, Class FA, 0.556%, 3/20/2063(c)	4,636,272
14,407,030	Government National Mortgage Association, Series 2013-H22, Class FT, 0.770%, 4/20/2063(c)	14,489,006
579,591	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.504%, 12/07/2020(c)	580,241
1,603,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,650,689
1,266,525	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.606%, 10/07/2020(c)	1,273,053
1,815,848	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.716%, 12/08/2020(c)	1,829,899
112,148	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.716%, 12/08/2020(c)	112,957

		92,963,300

	Hybrid ARMs — 21.5%
1,714,263	FHLMC, 2.088%, 6/01/2037(c)	1,816,751
1,718,020	FHLMC, 2.290%, 4/01/2036(c)	1,793,692
4,343,261	FHLMC, 2.297%, 9/01/2035(c)	4,645,509
1,201,310	FHLMC, 2.339%, 11/01/2038(c)	1,285,533
3,300,447	FHLMC, 2.345%, 7/01/2033	3,505,986
2,491,404	FHLMC, 2.370%, 3/01/2036(c)	2,663,491
8,477,095	FHLMC, 2.374%, 3/01/2037(c)	9,066,094
2,249,833	FHLMC, 2.374%, 9/01/2038(c)	2,394,432
814,740	FHLMC, 2.375%, 2/01/2035(c)	873,059
5,643,713	FHLMC, 2.377%, 2/01/2036(c)	6,040,273
434,305	FHLMC, 2.385%, 9/01/2038(c)	467,620
1,055,818	FHLMC, 2.401%, 4/01/2037(c)	1,131,776
2,816,426	FHLMC, 2.416%, 2/01/2036(c)	3,016,513
1,899,561	FHLMC, 2.455%, 3/01/2038(c)	2,043,291
3,429,019	FHLMC, 2.486%, 4/01/2037(c)	3,687,918
1,006,830	FHLMC, 2.514%, 12/01/2034(c)	1,080,061
788,034	FHLMC, 2.805%, 3/01/2037(c)	850,137
1,067,747	FHLMC, 3.097%, 11/01/2038(c)	1,135,353

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,928,555	FHLMC, 4.072%, 9/01/2038(c)	$2,041,731
253,930	FHLMC, 5.276%, 12/01/2037(c)	266,165
293,398	FNMA, 1.909%, 2/01/2037(c)	309,624
3,437,673	FNMA, 1.923%, 7/01/2035(c)	3,655,733
6,605,647	FNMA, 2.037%, 9/01/2037(c)	7,074,485
5,397,963	FNMA, 2.105%, 4/01/2037(c)	5,710,086
4,964,583	FNMA, 2.149%, 7/01/2035(c)	5,281,926
552,839	FNMA, 2.158%, 8/01/2035(c)	591,090
1,451,436	FNMA, 2.169%, 8/01/2034(c)	1,577,048
997,260	FNMA, 2.256%, 9/01/2034(c)	1,070,898
1,010,435	FNMA, 2.263%, 10/01/2033(c)	1,083,275
1,687,566	FNMA, 2.270%, 9/01/2036	1,797,476
2,372,861	FNMA, 2.276%, 4/01/2037(c)	2,551,656
4,269,336	FNMA, 2.287%, 11/01/2033(c)	4,540,092
818,789	FNMA, 2.310%, 12/01/2034(c)	828,522
1,608,567	FNMA, 2.310%, 1/01/2036	1,719,198
2,078,911	FNMA, 2.320%, 4/01/2034(c)	2,218,728
569,679	FNMA, 2.334%, 4/01/2033(c)	612,054
2,580,358	FNMA, 2.334%, 6/01/2036(c)	2,750,847
8,848,342	FNMA, 2.339%, 10/01/2034(c)	9,505,762
6,435,489	FNMA, 2.345%, 4/01/2034(c)	6,900,561
4,072,003	FNMA, 2.348%, 8/01/2035(c)	4,305,391
4,854,008	FNMA, 2.373%, 9/01/2037(c)	5,177,770
5,206,148	FNMA, 2.405%, 6/01/2037	5,597,802
2,348,784	FNMA, 2.412%, 6/01/2033	2,478,865
2,962,822	FNMA, 2.412%, 10/01/2033	3,173,586
5,585,155	FNMA, 2.424%, 3/01/2037(c)	6,010,883
1,892,063	FNMA, 2.445%, 2/01/2047(c)	2,031,353
533,047	FNMA, 2.554%, 8/01/2033(c)	569,385
5,313,350	FNMA, 2.562%, 7/01/2037(c)	5,705,759
618,422	FNMA, 2.625%, 8/01/2036	665,209
1,733,606	FNMA, 2.656%, 5/01/2035(c)	1,866,630
3,219,191	FNMA, 2.973%, 6/01/2035(c)	3,432,417
1,238,284	FNMA, 4.709%, 8/01/2038(c)	1,331,145

		151,930,641

	Mortgage Related — 17.4%
177,563	FHLMC, 3.000%, 10/01/2026	182,842
1,345,245	FHLMC, 4.000%, with various maturities from 2024 to 2042(d)	1,421,084
1,128,258	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	1,211,437
497,330	FHLMC, 5.500%, 10/01/2023	544,187
42,381	FHLMC, 6.000%, 11/01/2019	45,280
1,358,909	FHLMC, 6.500%, with various maturities from 2017 to 2034(d)	1,576,351
14,458	FHLMC, 7.000%, 2/01/2016	14,582
657	FHLMC, 7.500%, with various maturities from 2014 to 2026(d)	745
1,036	FHLMC, 8.000%, 9/01/2015	1,058
2,133	FHLMC, 10.000%, 7/01/2019	2,361
31,937	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	33,084

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$233,819	FNMA, 3.000%, 3/01/2042	$231,920
2,534,744	FNMA, 4.500%, 1/01/2025	2,706,206
3,741,047	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	4,138,319
1,821,634	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	2,008,869
3,009,764	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	3,286,755
473,603	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	533,443
24,479	FNMA, 7.000%, 12/01/2022	24,558
143,741	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	162,362
3,942	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	4,039
5,321,954	GNMA, 1.857%, 2/20/2061(c)	5,602,133
4,170,758	GNMA, 2.042%, 2/20/2063(c)	4,421,258
4,931,266	GNMA, 2.316%, 3/20/2063(c)	5,299,790
3,012,740	GNMA, 2.527%, 2/20/2063(c)	3,251,837
4,759,684	GNMA, 4.479%, 2/20/2062	5,152,229
4,864,431	GNMA, 4.521%, 12/20/2061	5,258,902
7,334,944	GNMA, 4.532%, 12/20/2062	7,994,612
2,452,287	GNMA, 4.560%, 3/20/2062	2,654,510
12,232,942	GNMA, 4.583%, 11/20/2062	13,350,874
1,575,974	GNMA, 4.599%, 4/20/2063	1,724,084
4,465,749	GNMA, 4.604%, 6/20/2062	4,859,155
1,512,976	GNMA, 4.616%, 8/20/2061	1,634,216
1,904,672	GNMA, 4.639%, 3/20/2062	2,068,194
8,443,158	GNMA, 4.659%, 2/20/2062	9,171,541
2,019,934	GNMA, 4.698%, 7/20/2061	2,181,052
8,683,584	GNMA, 4.700%, with various maturities in 2061(d)	9,387,492
1,997,749	GNMA, 4.717%, 3/20/2061	2,149,796
1,621,808	GNMA, 4.808%, 8/20/2062	1,762,284
904,905	GNMA, 5.167%, 4/20/2061	980,366
25,754	GNMA, 6.000%, 12/15/2031	29,833
114,913	GNMA, 6.500%, 5/15/2031	134,004
105,498	GNMA, 7.000%, 10/15/2028	121,436
8,684,227	Government National Mortgage Association, Series 2014-H14, Class FA, 0.656%, 7/20/2064(c)	8,710,167
6,350,941	Government National Mortgage Association, Series 2014-H15, Class FA, 0.656%, 7/20/2064(c)	6,357,247

		122,386,494

	Non-Agency Commercial Mortgage-Backed Securities — 15.2%
1,290,000	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,288,715
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.781%, 4/10/2049(c)	1,931,611
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	403,714
1,294,904	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,380,176
3,215,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.104%, 6/15/2031, 144A(c)	3,209,332

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$3,490,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.254%, 5/15/2030, 144A(c)	$3,493,490
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.339%, 12/10/2049(c)	1,619,950
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,419,036
885,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 0.954%, 3/15/2029, 144A(c)	885,556
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,834,530
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,724,316
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.173%, 2/15/2041(c)	3,318,432
1,000,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.954%, 3/15/2026, 144A(c)	998,834
1,200,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.856%, 12/05/2031, 144A(c)	1,197,461
3,350,000	GP Portfolio Trust, Series 2014-GPP, Class A, 1.104%, 2/15/2027, 144A(c)	3,353,715
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,385,855
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,518,971
3,555,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	3,447,003
253,598	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043	269,516
2,692,804	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,900,592
4,730,695	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,096,851
3,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.934%, 4/15/2030, 144A(c)	3,497,753
975,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	1,009,450
2,380,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.132%, 7/15/2031, 144A(c)	2,380,000
1,637,286	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,773,058
1,882,058	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	2,082,488
1,137,971	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,216,556
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,815,075
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2, 3.085%, 8/15/2046	3,743,963
3,485,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.773%, 4/12/2049(c)	3,736,941

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,459,481	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.105%, 6/11/2049(c)	$1,603,049
2,220,181	Motel 6 Trust, Series 2012-MTL6, Class A1, 1.500%, 10/05/2025, 144A	2,203,041
2,273,011	PFP III Ltd., Series 2014-1, Class A, 1.324%, 6/14/2031, 144A(c)	2,277,502
3,420,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.204%, 4/15/2032, 144A(c)	3,420,000
1,520,000	SCG Trust, Series 2013-SRP1, Class A, 1.554%, 11/15/2026, 144A(c)	1,524,416
4,122,954	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,406,819
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,069,620
1,515,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	1,571,735

		107,009,122

	Treasuries — 12.2%
7,000,000	U.S. Treasury Note, 0.084%, 4/30/2016(c)	7,003,591
21,610,000	U.S. Treasury Note, 0.625%, 9/30/2017	21,292,592
10,000,000	U.S. Treasury Note, 0.875%, 11/30/2016	10,036,720
23,890,000	U.S. Treasury Note, 0.875%, 5/15/2017	23,860,138
21,810,000	U.S. Treasury Note, 1.625%, 3/31/2019	21,748,670
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,368,603

		86,310,314

	Total Bonds and Notes (Identified Cost $662,014,201)	665,919,189

Short-Term Investments — 2.9%
2,819,113	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $2,819,113 on 10/01/2014 collateralized by $2,895,000 U.S. Treasury Note, 1.500% due 5/31/2019 valued at $2,876,906 including accrued interest (Note 2 of Notes to Financial Statements)	2,819,113
14,355,000	U.S. Treasury Bills, 0.000%-0.073%, 10/16/2014(e)(f)	14,354,943
2,400,000	U.S. Treasury Bills, 0.025%-0.030%,10/30/2014(e)(f)	2,399,967
1,300,000	U.S. Treasury Bills, 0.019%, 12/26/2014(e)	1,299,953

	Total Short-Term Investments (Identified Cost $20,873,699)	20,873,976

	Total Investments — 97.3% (Identified Cost $682,887,900)(a)	686,793,165
	Other assets less liabilities — 2.7%	18,929,757

	Net Assets — 100.0%	$705,722,922

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $682,896,702 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,769,133
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,872,670)

	Net unrealized appreciation	$3,896,463

(b)	Fair valued by the Fund’s adviser. At September 30, 2014, the value of this security amounted to $160,459 or less than 0.1% of net assets.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $45,379,135 or 6.4% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2014

Hybrid ARMs	21.5%
Mortgage Related	17.4
Non-Agency Commercial Mortgage-Backed Securities	15.2
Collateralized Mortgage Obligations	13.2
Treasuries	12.2
Agency Commercial Mortgage-Backed Securities	11.5
ABS Car Loan	2.0
Other Investments, less than 2% each	1.4
Short-Term Investments	2.9

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities

September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$2,361,059,083	$187,075,270	$9,352,533	$682,887,900
Net unrealized appreciation (depreciation)	7,710,668	2,461,639	(654,909)	3,905,265

Investments at value	2,368,769,751	189,536,909	8,697,624	686,793,165
Cash	9,794	—	89,509	—
Foreign currency at value (identified cost $0, $0, $55,555 and $0)	—	—	53,777	—
Receivable for Fund shares sold	134,802,912	238,272	508	18,458,859
Receivable from investment adviser (Note 6)	—	—	11,334	—
Receivable for securities sold	9,455,741	—	4,940	—
Receivable for delayed delivery securities sold (Note 2)	158,357,597	—	—	—
Collateral received for delayed delivery securities (Note 2)	120,000	—	—	—
Dividends and interest receivable	23,772,360	2,241,109	81,828	2,325,627
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	220,346	8,096	—
Tax reclaims receivable	—	183	—	—
Receivable for variation margin on futures contracts (Note 2)	—	17,469	646	—

TOTAL ASSETS	2,695,288,155	192,254,288	8,948,262	707,577,651

LIABILITIES
Payable for securities purchased	59,149,549	3,489,647	4,028	—
Payable for delayed delivery securities purchased (Note 2)	316,890,042	—	—	—
Payable for Fund shares redeemed	1,670,567	5,827,673	34	801,059
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	98,261	27,802	—
Due to broker (Note 2)	120,000	—	—	—
Distributions payable	—	—	—	361,137
Management fees payable (Note 6)	661,933	94,927	—	205,618
Deferred Trustees’ fees (Note 6)	367,910	156,607	70,004	327,279
Administrative fees payable (Note 6)	75,647	6,795	316	23,980
Payable to distributor (Note 6d)	16,133	1,144	82	3,535
Other accounts payable and accrued expenses	228,740	87,139	65,309	132,121

TOTAL LIABILITIES	379,180,521	9,762,193	167,575	1,854,729

NET ASSETS	$2,316,107,634	$182,492,095	$8,780,687	$705,722,922

NET ASSETS CONSIST OF:
Paid-in capital	$2,291,939,003	$176,135,286	$9,815,180	$714,134,950
Undistributed (Distributions in excess of) net investment income	2,265,864	(990,073)	(290,213)	(509,665)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	14,438,981	4,730,965	(66,677)	(11,807,628)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	7,463,786	2,615,917	(677,603)	3,905,265

NET ASSETS	$2,316,107,634	$182,492,095	$8,780,687	$705,722,922

See accompanying notes to financial statements.

|  68

Statements of Assets and Liabilities (continued)

September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$642,784,269	$42,630,035	$3,292,495	$314,359,555

Shares of beneficial interest	48,779,934	9,504,582	353,262	27,067,694

Net asset value and redemption price per share	$13.18	$4.49	$9.32	$11.61

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.80	$4.70	$9.76	$11.97

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$678,389	$121,762	$—	$4,202,930

Shares of beneficial interest	51,222	27,022	—	362,327

Net asset value and offering price per share	$13.24	$4.51	$—	$11.60

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$256,306,524	$14,555,269	$2,285,115	$56,936,404

Shares of beneficial interest	19,442,455	3,237,663	249,161	4,898,352

Net asset value and offering price per share	$13.18	$4.50	$9.17	$11.62

Class N shares:
Net assets	$105,514,200	$—	$—	$—

Shares of beneficial interest	7,948,021	—	—	—

Net asset value, offering and redemption price per share	$13.28	$—	$—	$—

Class Y shares:
Net assets	$1,310,824,252	$125,185,029	$3,203,077	$330,224,033

Shares of beneficial interest	98,776,082	27,960,180	342,508	28,345,451

Net asset value, offering and redemption price per share	$13.27	$4.48	$9.35	$11.65

See accompanying notes to financial statements.

69  |

Statements of Operations

For the Year Ended September 30, 2014

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$62,112,508	$9,527,589	$278,674	$14,325,885
Dividends	201,331	614,015	1,550	—

	62,313,839	10,141,604	280,224	14,325,885

Expenses
Management fees (Note 6)	5,892,030	1,064,303	73,102	2,469,783
Service and distribution fees (Note 6)	3,351,631	272,839	45,704	1,561,246
Administrative fees (Note 6)	681,061	77,171	5,309	291,541
Trustees’ fees and expenses (Note 6)	96,998	41,975	27,019	73,910
Transfer agent fees and expenses (Notes 6 and 7)	1,271,491	177,403	10,049	554,550
Audit and tax services fees	51,830	51,529	54,014	55,662
Custodian fees and expenses	115,233	63,912	34,817	38,824
Legal fees	14,078	1,617	108	5,981
Registration fees	241,664	72,562	52,001	113,402
Shareholder reporting expenses	85,146	12,547	2,728	41,358
Miscellaneous expenses	42,481	17,590	13,568	26,194

Total expenses	11,843,643	1,853,448	318,419	5,232,451
Fee/expense recovery (Note 6)	8,278	—	—	19
Less waiver and/or expense reimbursement (Note 6)	—	(2)	(174,569)	—

Net expenses	11,851,921	1,853,446	143,850	5,232,470

Net investment income	50,461,918	8,288,158	136,374	9,093,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	24,024,153	5,506,494	(134,655)	685,538
Futures contracts	—	(399,513)	47,559	—
Foreign currency transactions	143,640	(305,326)	(10,289)	—
Net change in unrealized appreciation (depreciation) on:
Investments	21,191,120	185,515	34,851	(170,093)
Futures contracts	—	62,266	(11,011)	—
Foreign currency translations	(274,397)	371,541	(39,212)	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	45,084,516	5,420,977	(112,757)	515,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,546,434	$13,709,135	$23,617	$9,608,860

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$50,461,918	$51,424,057	$8,288,158	$11,194,515
Net realized gain on investments, futures contracts and foreign currency transactions	24,167,793	10,004,991	4,801,655	9,721,190
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	20,916,723	(79,732,461)	619,322	(6,196,937)

Net increase (decrease) in net assets resulting from operations	95,546,434	(18,303,413)	13,709,135	14,718,768

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(16,342,911)	(22,049,388)	(2,319,281)	(4,012,237)
Class B	(25,257)	(57,416)	(10,542)	(24,416)
Class C	(5,957,503)	(9,800,300)	(607,126)	(826,420)
Class N	(1,590,647)	(139,775)	—	—
Class Y	(31,114,909)	(32,556,568)	(5,768,684)	(7,718,674)
Net realized capital gains
Class A	(136,985)	(7,656,569)	(2,541,543)	(224,929)
Class B	(359)	(28,613)	(15,464)	(1,686)
Class C	(68,534)	(4,172,024)	(825,367)	(52,693)
Class N	(6,286)	—	—	—
Class Y	(216,547)	(10,215,543)	(5,865,247)	(409,949)

Total distributions	(55,459,938)	(86,676,196)	(17,953,254)	(13,271,004)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	959,743,921	28,754,694	17,157,058	(56,084,432)

Net increase (decrease) in net assets	999,830,417	(76,224,915)	12,912,939	(54,636,668)
NET ASSETS
Beginning of the year	1,316,277,217	1,392,502,132	169,579,156	224,215,824

End of the year	$2,316,107,634	$1,316,277,217	$182,492,095	$169,579,156

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,265,864	$2,382,095	$(990,073)	$(316,940)

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$136,374	$229,231	$9,093,415	$7,651,464
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(97,385)	284,540	685,538	960,423
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(15,372)	(1,122,879)	(170,093)	(14,157,642)

Net increase (decrease) in net assets resulting from operations	23,617	(609,108)	9,608,860	(5,545,755)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(60,780)	(206,411)	(7,143,858)	(8,021,271)
Class B	—	—	(70,496)	(103,744)
Class C	(20,131)	(54,617)	(819,006)	(1,101,044)
Class Y	(19,438)	(65,554)	(5,695,825)	(5,835,575)
Net realized capital gains
Class A	(239,613)	(216,225)	—	(122,270)
Class B	—	—	—	(2,674)
Class C	(87,333)	(81,575)	—	(26,374)
Class Y	(74,045)	(62,926)	—	(83,455)
Paid-in capital
Class A	—	—	—	(57,173)
Class B	—	—	—	(955)
Class C	—	—	—	(11,573)
Class Y	—	—	—	(40,475)

Total distributions	(501,340)	(687,308)	(13,729,185)	(15,406,583)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(5,654,159)	(3,307,652)	24,611,252	43,978,695

Net increase (decrease) in net assets	(6,131,882)	(4,604,068)	20,490,927	23,026,357
NET ASSETS
Beginning of the year	14,912,569	19,516,637	685,231,995	662,205,638

End of the year	$8,780,687	$14,912,569	$705,722,922	$685,231,995

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(290,213)	$(67,205)	$(509,665)	$(594,519)

See accompanying notes to financial statements.

|  72

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.71		$13.52	$12.71	$12.75	$11.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42		0.44	0.43	0.52	0.54
Net realized and unrealized gain (loss)	0.51		(0.51)	1.07	0.03 (b)	0.91

Total from Investment Operations	0.93		(0.07)	1.50	0.55	1.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		(0.55)	(0.50)	(0.59)	(0.61)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.46)		(0.74)	(0.69)	(0.59)	(0.61)

Net asset value, end of the period	$13.18		$12.71	$13.52	$12.71	$12.75

Total return(d)	7.43%		(0.61)%	12.18%	4.42%	12.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$642,784		$436,199	$479,823	$237,759	$214,723
Net expenses	0.79	%(e)	0.79%	0.82%	0.87%	0.90%
Gross expenses	0.79	%(e)	0.79%	0.82%	0.87%	0.90%
Net investment income	3.19%		3.29%	3.31%	4.07%	4.41%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class B
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.77		$13.57	$12.75	$12.79	$11.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.33	0.34	0.42	0.44
Net realized and unrealized gain (loss)	0.50		(0.50)	1.07	0.03 (b)	0.92

Total from Investment Operations	0.83		(0.17)	1.41	0.45	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.44)	(0.40)	(0.49)	(0.52)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.36)		(0.63)	(0.59)	(0.49)	(0.52)

Net asset value, end of the period	$13.24		$12.77	$13.57	$12.75	$12.79

Total return(d)	6.56%		(1.32)%	11.38%	3.60%	11.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$678		$1,180	$2,386	$3,092	$4,490
Net expenses	1.55	%(e)	1.54%	1.57%	1.62%	1.65%
Gross expenses	1.55	%(e)	1.54%	1.57%	1.62%	1.65%
Net investment income	2.51%		2.50%	2.61%	3.32%	3.64%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.72		$13.53	$12.71	$12.76	$11.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.34	0.33	0.42	0.45
Net realized and unrealized gain (loss)	0.50		(0.51)	1.08	0.02 (b)	0.91

Total from Investment Operations	0.82		(0.17)	1.41	0.44	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.45)	(0.40)	(0.49)	(0.52)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.36)		(0.64)	(0.59)	(0.49)	(0.52)

Net asset value, end of the period	$13.18		$12.72	$13.53	$12.71	$12.76

Total return(d)	6.54%		(1.36)%	11.46%	3.56%	11.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$256,307		$232,034	$275,346	$137,836	$123,123
Net expenses	1.54	%(e)	1.54%	1.57%	1.62%	1.65%
Gross expenses	1.54	%(e)	1.54%	1.57%	1.62%	1.65%
Net investment income	2.46%		2.54%	2.55%	3.32%	3.66%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.80		$13.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46		0.32
Net realized and unrealized gain (loss)	0.52		(0.59)

Total from Investment Operations	0.98		(0.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)		(0.36)
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.50)		(0.36)

Net asset value, end of the period	$13.28		$12.80

Total return	7.81%		(2.02	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$105,514		$19,247
Net expenses	0.46%		0.44	%(d)
Gross expenses	0.46%		0.44	%(d)
Net investment income	3.42%		3.81	%(d)
Portfolio turnover rate	122%		107%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.80		$13.61	$12.78	$12.82	$11.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45		0.47	0.46	0.55	0.57
Net realized and unrealized gain (loss)	0.51		(0.51)	1.09	0.03 (b)	0.92

Total from Investment Operations	0.96		(0.04)	1.55	0.58	1.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)		(0.58)	(0.53)	(0.62)	(0.64)
Net realized capital gains	(0.00	)(c)	(0.19)	(0.19)	—	—

Total Distributions	(0.49)		(0.77)	(0.72)	(0.62)	(0.64)

Net asset value, end of the period	$13.27		$12.80	$13.61	$12.78	$12.82

Total return	7.65%		(0.35)%	12.54%	4.65%	12.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,310,824		$627,617	$634,946	$143,215	$69,322
Net expenses	0.54	%(d)	0.54%	0.58%	0.62%	0.65%
Gross expenses	0.54	%(d)	0.54%	0.58%	0.62%	0.65%
Net investment income	3.42%		3.54%	3.50%	4.31%	4.66%
Portfolio turnover rate	122%		107%	78%	86%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.59	$4.60		$4.46		$4.91		$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.24		0.24		0.28		0.32
Net realized and unrealized gain (loss)	0.17	0.03		0.59		(0.42)		0.42

Total from Investment Operations	0.38	0.27		0.83		(0.14)		0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.27)		(0.30)		(0.31)		(0.32)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.48)	(0.28)		(0.69)		(0.31)		(0.32)

Net asset value, end of the period	$4.49	$4.59		$4.60		$4.46		$4.91

Total return(c)	8.42%	6.27%		20.90	%(b)	(3.30)%		17.05	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$42,630	$45,791		$95,876		$59,907		$68,011
Net expenses	1.14%	1.15	%(e)	1.15	%(d)	1.15	%(f)	1.15	%(d)
Gross expenses	1.14%	1.15	%(e)	1.19%		1.15	%(f)	1.20%
Net investment income	4.57%	5.11%		5.50%		5.60%		6.72%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.02%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class B
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.61	$4.61		$4.47		$4.92		$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.21		0.21		0.25		0.28
Net realized and unrealized gain (loss)	0.16	0.03		0.58		(0.43)		0.42

Total from Investment Operations	0.34	0.24		0.79		(0.18)		0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.23)		(0.26)		(0.27)		(0.28)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.44)	(0.24)		(0.65)		(0.27)		(0.28)

Net asset value, end of the period	$4.51	$4.61		$4.61		$4.47		$4.92

Total return(c)	7.51%	5.66%		19.93	%(b)	(4.04)%		16.13	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$122	$385		$560		$738		$1,209
Net expenses	1.90%	1.90	%(e)	1.90	%(d)	1.90	%(e)	1.90	%(d)
Gross expenses	1.90%	1.90	%(e)	1.94%		1.90	%(e)	1.94%
Net investment income	3.88%	4.37%		4.79%		4.90%		6.00%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.61	$4.61		$4.47		$4.92		$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.21		0.21		0.25		0.28
Net realized and unrealized gain (loss)	0.16	0.04		0.59		(0.43)		0.43

Total from Investment Operations	0.34	0.25		0.80		(0.18)		0.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)		(0.27)		(0.27)		(0.29)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.45)	(0.25)		(0.66)		(0.27)		(0.29)

Net asset value, end of the period	$4.50	$4.61		$4.61		$4.47		$4.92

Total return(c)	7.60%	5.46%		19.96	%(b)	(4.02)%		16.15	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,555	$15,233		$16,863		$15,790		$19,312
Net expenses	1.89%	1.90	%(e)	1.90	%(d)	1.90	%(e)	1.90	%(d)
Gross expenses	1.89%	1.90	%(e)	1.94%		1.90	%(e)	1.95%
Net investment income	3.84%	4.36%		4.78%		4.89%		5.97%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$4.59	$4.59		$4.46		$4.90		$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.25		0.26		0.29		0.33
Net realized and unrealized gain (loss)	0.16	0.04		0.57		(0.41)		0.41

Total from Investment Operations	0.38	0.29		0.83		(0.12)		0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.28)		(0.31)		(0.32)		(0.33)
Net realized capital gains	(0.26)	(0.01)		(0.39)		—		—

Total Distributions	(0.49)	(0.29)		(0.70)		(0.32)		(0.33)

Net asset value, end of the period	$4.48	$4.59		$4.59		$4.46		$4.90

Total return	8.72%	6.56%		20.93	%(b)	(2.86)%		17.11	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125,185	$108,170		$110,917		$38,011		$69,887
Net expenses	0.89%	0.90	%(d)	0.90	%(c)	0.90	%(d)	0.90	%(c)
Gross expenses	0.89%	0.90	%(d)	0.95%		0.90	%(d)	0.93%
Net investment income	4.83%	5.37%		5.78%		5.86%		7.02%
Portfolio turnover rate	59%	47%		34%		67%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.81		$10.44	$10.94		$11.17	$10.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.14	0.19		0.25	0.22
Net realized and unrealized gain (loss)	(0.25)		(0.41)	0.62		0.06 (b)	0.48

Total from Investment Operations	(0.13)		(0.27)	0.81		0.31	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.18)	(0.94)		(0.40)	(0.29)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.36)		(0.36)	(1.31)		(0.54)	(0.37)

Net asset value, end of the period	$9.32		$9.81	$10.44		$10.94	$11.17

Total return(c)(d)	(1.29)%		(2.62)%	8.42%		2.70%	6.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,292		$8,983	$11,898		$10,927	$18,758
Net expenses(e)	1.06	%(f)	1.05%	1.09	%(g)(h)	1.10%	1.10%
Gross expenses	2.46%		1.93%	1.85%		1.64%	1.49%
Net investment income	1.24%		1.39%	1.83%		2.26%	2.14%
Portfolio turnover rate	51	%(i)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.05%.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%.
(h)	Effective July 1, 2012, the expense limit decreased from 1.10% to 1.05%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.73		$10.37	$10.87		$11.11	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.06	0.12		0.17	0.15
Net realized and unrealized gain (loss)	(0.25)		(0.39)	0.61		0.05 (b)	0.46

Total from Investment Operations	(0.20)		(0.33)	0.73		0.22	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.13)	(0.86)		(0.32)	(0.24)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.36)		(0.31)	(1.23)		(0.46)	(0.32)

Net asset value, end of the period	$9.17		$9.73	$10.37		$10.87	$11.11

Total return(c)(d)	(2.11)%		(3.27)%	7.64%		1.87%	5.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,285		$3,328	$4,355		$7,503	$6,145
Net expenses(e)	1.81	%(f)	1.80%	1.84	%(g)(h)	1.85%	1.85%
Gross expenses	3.26%		2.68%	2.61%		2.40%	2.24%
Net investment income	0.50%		0.65%	1.13%		1.52%	1.40%
Portfolio turnover rate	51	%(i)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.80%.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%.
(h)	Effective July 1, 2012, the expense limit decreased from 1.85% to 1.80%.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Bond Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$9.82		$10.44	$10.93		$11.16	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.16	0.21		0.28	0.25
Net realized and unrealized gain (loss)	(0.25)		(0.40)	0.63		0.06 (b)	0.47

Total from Investment Operations	(0.10)		(0.24)	0.84		0.34	0.72

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.20)	(0.96)		(0.43)	(0.30)
Net realized capital gains	(0.29)		(0.18)	(0.37)		(0.14)	(0.08)

Total Distributions	(0.37)		(0.38)	(1.33)		(0.57)	(0.38)

Net asset value, end of the period	$9.35		$9.82	$10.44		$10.93	$11.16

Total return(c)	(1.05)%		(2.34)%	8.68%		3.06%	6.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,203		$2,601	$3,264		$5,852	$8,908
Net expenses(d)	0.81	%(e)	0.80%	0.85	%(f)(g)	0.85%	0.85%
Gross expenses	2.33%		1.68%	1.60%		1.36%	1.23%
Net investment income	1.52%		1.64%	2.05%		2.47%	2.41%
Portfolio turnover rate	51	%(h)	107%	169%		136%	128%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 0.80%.
(f)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 0.84%.
(g)	Effective July 1, 2012, the expense limit decreased from 0.85% to 0.80%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a decrease in trade activity due to a reduction in the level of Fund assets.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.68		$12.04		$11.87		$12.02		$11.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.13		0.18		0.17		0.20
Net realized and unrealized gain (loss)	0.01		(0.23)		0.28		0.03		0.49

Total from Investment Operations	0.17		(0.10)		0.46		0.20		0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.26)		(0.29)		(0.26)		(0.27)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.24)		(0.26)		(0.29)		(0.35)		(0.27)

Net asset value, end of the period	$11.61		$11.68		$12.04		$11.87		$12.02

Total return(d)	1.44%		(0.81)%		3.94	%(c)	1.71	%(c)	6.03	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$314,360		$355,212		$357,870		$293,675		$164,265
Net expenses	0.80	%(f)	0.87	%(g)	0.85	%(e)	0.85	%(e)	0.89	%(e)
Gross expenses	0.80	%(f)	0.87	%(g)	0.90%		0.92%		0.97%
Net investment income	1.35%		1.11%		1.54%		1.44%		1.73%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class B
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.67		$12.03		$11.86		$12.00		$11.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.10		0.09		0.12
Net realized and unrealized gain (loss)	0.01		(0.23)		0.27		0.03		0.47

Total from Investment Operations	0.08		(0.19)		0.37		0.12		0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.17)		(0.20)		(0.17)		(0.18)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.15)		(0.17)		(0.20)		(0.26)		(0.18)

Net asset value, end of the period	$11.60		$11.67		$12.03		$11.86		$12.00

Total return(d)	0.69%		(1.56)%		3.17	%(c)	1.04	%(c)	5.16	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,203		$5,930		$8,370		$10,976		$4,049
Net expenses	1.55	%(f)	1.62	%(g)	1.60	%(e)	1.60	%(e)	1.64	%(e)
Gross expenses	1.55	%(f)	1.62	%(g)	1.65%		1.68%		1.72%
Net investment income	0.61%		0.34%		0.81%		0.72%		1.00%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.69		$12.05		$11.88		$12.03		$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.10		0.08		0.12
Net realized and unrealized gain (loss)	0.01		(0.23)		0.27		0.03		0.48

Total from Investment Operations	0.08		(0.19)		0.37		0.11		0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.17)		(0.20)		(0.17)		(0.18)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.15)		(0.17)		(0.20)		(0.26)		(0.18)

Net asset value, end of the period	$11.62		$11.69		$12.05		$11.88		$12.03

Total return(d)	0.69%		(1.55)%		3.17	%(c)	0.96	%(c)	5.24	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$56,936		$71,963		$75,522		$68,776		$75,984
Net expenses	1.55	%(f)	1.62	%(g)	1.60	%(e)	1.60	%(e)	1.64	%(e)
Gross expenses	1.55	%(f)	1.62	%(g)	1.65%		1.67%		1.72%
Net investment income	0.61%		0.36%		0.80%		0.68%		0.98%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010
Net asset value, beginning of the period	$11.72		$12.08		$11.91		$12.05		$11.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.16		0.21		0.20		0.23
Net realized and unrealized gain (loss)	0.02		(0.23)		0.28		0.04		0.48

Total from Investment Operations	0.20		(0.07)		0.49		0.24		0.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.29)		(0.32)		(0.29)		(0.30)
Net realized capital gains	—		(0.00	)(b)	(0.00	)(b)	(0.09)		—
Paid-in capital	—		(0.00	)(b)	—		—		—

Total Distributions	(0.27)		(0.29)		(0.32)		(0.38)		(0.30)

Net asset value, end of the period	$11.65		$11.72		$12.08		$11.91		$12.05

Total return	1.70%		(0.56)%		4.19	%(c)	2.05	%(c)	6.20	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$330,224		$252,127		$220,444		$130,874		$95,847
Net expenses	0.55	%(e)	0.62	%(f)	0.60	%(d)	0.60	%(d)	0.63	%(d)
Gross expenses	0.55	%(e)	0.62	%(f)	0.65%		0.67%		0.71%
Net investment income	1.58%		1.35%		1.77%		1.68%		1.94%
Portfolio turnover rate	24%		39%		56%		66%		89%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.

See accompanying notes to financial statements.

|  88

Notes to Financial Statements

September 30, 2014

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, Core Plus Bond Fund offers Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

89  |

Notes to Financial Statements (continued)

September 30, 2014

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Core Plus Bond Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market.

|  90

Notes to Financial Statements (continued)

September 30, 2014

In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities

91  |

Notes to Financial Statements (continued)

September 30, 2014

has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

|  92

Notes to Financial Statements (continued)

September 30, 2014

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker

93  |

Notes to Financial Statements (continued)

September 30, 2014

bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

No swap agreements were held by the Funds during the year ended September 30, 2014.

g.  Delayed Delivery Commitments.   The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other

|  94

Notes to Financial Statements (continued)

September 30, 2014

party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

95  |

Notes to Financial Statements (continued)

September 30, 2014

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received, deferred Trustees’ fees, distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, dividends payable, contingent payment debt instruments, return of capital distributions received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 were as follows:

	2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$55,031,227	$428,711	$55,459,938
High Income Fund	10,202,315	7,750,939	17,953,254
International Bond Fund	203,566	297,774	501,340
Limited Term Government and Agency Fund	13,729,185	—	13,729,185

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Core Plus Bond Fund	$78,998,718	$7,677,478	$—	$86,676,196
High Income Fund	12,581,747	689,257	—	13,271,004
International Bond Fund	523,768	163,540	—	687,308
Limited Term Government and Agency Fund	15,061,634	234,773	110,176	15,406,583

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  96

Notes to Financial Statements (continued)

September 30, 2014

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$13,690,639	$1,542,394	$—	$178,752
Undistributed long-term capital gains	9,332,349	3,411,381	130,876	—

Total undistributed earnings	23,022,988	4,953,775	130,876	178,752

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	(3,476,934)
Long-term:
No expiration date	—	—	—	(8,321,892)

Total capital loss carryforward	—	—	—	(11,798,826)

Late-year ordinary and post-October capital loss deferrals*	—	—	(239,916)	—
Unrealized appreciation (depreciation)	1,513,553	2,288,657	(855,450)	3,896,463

Total accumulated earnings (losses)	$24,536,541	$7,242,432	$(964,490)	$(7,723,611)

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2014, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

97  |

Notes to Financial Statements (continued)

September 30, 2014

k.  Due to Brokers.  Transactions and positions in certain futures, forward foreign currency contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. Due to brokers’ balances in the Statement of Assets and Liabilities for Core Plus Bond Fund represent cash received as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2014, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

|  98

Notes to Financial Statements (continued)

September 30, 2014

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

99  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$12,623,552	(b)	$12,623,552
Airlines	—	—	4,362,720	(b)	4,362,720
All Other Non-Convertible Bonds(a)	—	2,024,630,486	—		2,024,630,486

Total Non-Convertible Bonds	—	2,024,630,486	16,986,272		2,041,616,758

Convertible Bonds(a)	—	—	265,482	(c)	265,482

Total Bonds and Notes	—	2,024,630,486	17,251,754		2,041,882,240

Senior Loans(a)	—	63,639,753	—		63,639,753
Preferred Stocks
Cable Satellite	—	9,302,800	—		9,302,800
All Other Preferred Stocks(a)	2,640,173	—	—		2,640,173

Total Preferred Stocks	2,640,173	9,302,800	—		11,942,973

Short-Term Investments	—	251,304,785	—		251,304,785

Total	$2,640,173	$2,348,877,824	$17,251,754		$2,368,769,751

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

|  100

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$185,379	$447,739	(b)	$633,118
Airlines	—	360,253	4,985	(b)	365,238
All Other Non-Convertible Bonds(a)	—	142,186,588	—		142,186,588

Total Non-Convertible Bonds	—	142,732,220	452,724		143,184,944

Convertible Bonds
Wirelines	—	—	5,740	(c)	5,740
All Other Convertible Bonds(a)	—	18,919,235	—		18,919,235

Total Convertible Bonds	—	18,919,235	5,740		18,924,975

Total Bonds and Notes	—	161,651,455	458,464		162,109,919

Senior Loans(a)	—	2,805,473	—		2,805,473
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	941,666	—		941,666
REITs - Mortgage	—	477,488	—		477,488
All Other Convertible Preferred Stocks(a)	3,203,875	—	—		3,203,875

Total Convertible Preferred Stocks	3,203,875	1,419,154	—		4,623,029

Non-Convertible Preferred Stocks(a)	3,604,481	—	—		3,604,481

Total Preferred Stocks	6,808,356	1,419,154	—		8,227,510

Common Stocks(a)	2,488,118	—	—		2,488,118
Warrants(d)	81,944	—	—		81,944
Short-Term Investments	—	13,823,945	—		13,823,945

Total Investments	9,378,418	179,700,027	458,464		189,536,909

Forward Foreign Currency Contracts (unrealized appreciation)	—	220,346	—		220,346
Futures Contracts (unrealized appreciation)	51,042	—	—		51,042

Total	$9,429,460	$179,920,373	$458,464		$189,808,297

101  |

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(98,261)	$—	$(98,261)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $444,425 was transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized at the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$—	$993,379	$45,337	(b)	$1,038,716
All Other Non-Convertible Bonds(a)	—	7,634,357	—		7,634,357

Total Non-Convertible Bonds	—	8,627,736	45,337		8,673,073

Convertible Bonds(a)	—	5,544	—		5,544

Total Bonds and Notes	—	8,633,280	45,337		8,678,617

Preferred Stocks(a)	19,007	—	—		19,007

Total Investments	19,007	8,633,280	45,337		8,697,624

Forward Foreign Currency Contracts (unrealized appreciation)	—	8,096	—		8,096
Futures Contracts (unrealized appreciation)	2,644	—	—		2,644

Total	$21,651	$8,641,376	$45,337		$8,708,364

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(27,802)	$—	$(27,802)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

For the year ended September 30, 2014, there were no transfers among Levels 1, 2 and 3.

|  102

Notes to Financial Statements (continued)

September 30, 2014

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$11,146,386	$2,694,542		$13,840,928
ABS Home Equity	—	272,675	160,459	(b)	433,134
Agency Commercial Mortgage-Backed Securities	—	66,949,234	14,488,062		81,437,296
Collateralized Mortgage Obligations	—	92,359,184	604,116		92,963,300
All Other Bonds and Notes(a)	—	477,244,531	—		477,244,531

Total Bonds and Notes	—	647,972,010	17,947,179		665,919,189

Short-Term Investments	—	20,873,976	—		20,873,976

Total	$—	$668,845,986	$17,947,179		$686,793,165

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Core Plus Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$8,485,775	$—	$—	$336,590	$3,801,187
Airlines	4,343,325	589	435	188,501	—
Convertible Bonds
Wirelines	1,513,625	4,367	577,437	(269,379)	—

Total	$14,342,725	$4,956	$577,872	$255,712	$3,801,187

103  |

Notes to Financial Statements (continued)

September 30, 2014

Core Plus Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$12,623,552	$336,590
Airlines	(170,130)	—	—	4,362,720	190,921
Convertible Bonds
Wirelines	(1,560,568)	—	—	265,482	7,426

Total	$(1,730,698)	$—	$—	$17,251,754	$534,937

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(2,142)	$449,881
Airlines	740,816	7,948	109,503	(94,573)	—
Convertible Bonds
Wirelines	43,333	—	3,789	5,701	—

Total	$784,149	$7,948	$113,292	$(91,014)	$449,881

|  104

Notes to Financial Statements (continued)

September 30, 2014

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$447,739	$(2,142)
Airlines	(758,709)	—	—	4,985	66
Convertible Bonds
Wirelines	(47,083)	—	—	5,740	160

Total	$(805,792)	$—	$—	$458,464	$(1,916)

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
United States	$41,625	$—	$—	$3,712	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$45,337	$3,712

105  |

Notes to Financial Statements (continued)

September 30, 2014

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$31	$2,694,511
ABS Home Equity	—	—	(483)	(5,497)	—
ABS Student Loan	1,336,443	—	—	(4,130)	—
Agency Commercial Mortgage-Backed Securities	15,008,145	—	—	(520,083)	—
Collateralized Mortgage Obligations	23,331,092	—	—	(196)	23,973

Total	$39,675,680	$—	$(483)	$(529,875)	$2,718,484

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
ABS Car Loan	$—	$—	$—	$2,694,542	$31
ABS Home Equity	(70,264)	236,703	—	160,459	(5,497)
ABS Student Loan	(1,332,313)	—	—	—	—
Agency Commercial Mortgage-Backed Securities	—	—	—	14,488,062	(520,083)
Collateralized Mortgage Obligations	(201,592)	—	(22,549,161)	604,116	36

Total	$(1,604,169)	$236,703	$(22,549,161)	$17,947,179	$(525,513)

|  106

Notes to Financial Statements (continued)

September 30, 2014

A debt security valued at $236,703 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $15,279,698 was transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $7,269,463 were transferred from Level 3 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that High Income Fund and International Bond Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2014, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

High Income Fund and International Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2014, High Income Fund and International Bond Fund used futures contracts to manage duration.

107  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of derivative instruments for High Income Fund as of September 30, 2014, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$220,346	$—	$220,346
Exchange traded/cleared asset derivatives
Interest rate contracts	—	51,042	51,042

Total asset derivatives	$220,346	$51,042	$271,388

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(98,261)	$—	$(98,261)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(399,513)	$—
Foreign exchange contracts	—	(305,345)

Total	$(399,513)	$(305,345)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$62,266	$—
Foreign exchange contracts	—	394,816

Total	$62,266	$394,816

[2]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

|  108

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2014, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$8,096	$—	$8,096
Exchange traded/cleared asset derivatives
Interest rate contracts	—	2,644	2,644

Total asset derivatives	$8,096	$2,644	$10,740

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(27,802)	$—	$(27,802)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2014, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$47,559	$—
Foreign exchange contracts	—	5,541

Total	$47,559	$5,541

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(11,011)	$—
Foreign exchange contracts	—	(30,957)

Total	$(11,011)	$(30,957)

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

109  |

Notes to Financial Statements (continued)

September 30, 2014

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2014:

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	3.60%	2.24%
Highest Notional Amount Outstanding	3.81%	3.37%
Lowest Notional Amount Outstanding	2.52%	0.53%
Notional Amount Outstanding as of September 30, 2014	2.52%	3.25%

International Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	21.61%	7.02%
Highest Notional Amount Outstanding	29.86%	9.23%
Lowest Notional Amount Outstanding	8.64%	5.87%
Notional Amount Outstanding as of September 30, 2014	17.43%	9.20%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards, and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreements, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related

|  110

Notes to Financial Statements (continued)

September 30, 2014

collateral received or pledged, on the Statements of Assets and Liabilities. As of September 30, 2014, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements for the Funds, by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$220,346	$(98,261)	$122,085	$—	$122,085

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$(98,261)	$98,261	$—	$—	$—

International Bond Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$6,338	$(5,995)	$343	$—	$343
Barclays Bank PLC	1,758	(1,758)	—	—	—

	$8,096	$(7,753)	$343	$—	$343

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(5,995)	$5,995	$—	$—	$—
Barclays Bank PLC	(11,504)	1,758	(9,746)	—	(9,746)
Credit Suisse International	(521)	—	(521)	—	(521)
UBS AG	(9,782)	—	(9,782)	—	(9,782)

	$(27,802)	$7,753	$(20,049)	$—	$(20,049)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit

111  |

Notes to Financial Statements (continued)

September 30, 2014

default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2014:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$342,807	$244,546
International Bond Fund	28,745	20,992

5.  Purchases and Sales of Securities.  For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$1,821,292,383	$1,535,662,225	$834,773,500	$340,638,280
High Income Fund	19,828,692	13,856,805	88,185,335	84,672,113
International Bond Fund	1,384,890	1,580,101	4,598,577	10,036,347
Limited Term Government and Agency Fund	100,336,867	98,043,431	57,167,230	66,233,842

|  112

Notes to Financial Statements (continued)

September 30, 2014

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2015 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

113  |

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.15%	1.90%	1.90%	—	0.90%
International Bond Fund	1.05%	—	1.80%	—	0.80%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$2,946,015	$—	$2,946,015	0.188%	0.188%
High Income Fund	1,064,303	2	1,064,301	0.600%	0.600%
International Bond Fund	73,102	73,102	—	0.600%	—
Limited Term Government and Agency Fund	2,469,783	—	2,469,783	0.369%	0.369%

[1]	Management fee waivers are subject to possible recovery until September 30, 2015.

In addition, the investment adviser reimbursed non-class-specific expenses of International Bond Fund in the amount of $101,467 for the year ended September 30, 20142.

|  114

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$2,946,015	0.188%

[2]	Expense reimbursements are subject to possible recovery until September 30, 2015.

For the year ended September 30, 2014, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$2,937	$9	$1,711	$3,621	$8,278
Limited Term Government and Agency Fund	10	—	2	7	19

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily

115  |

Notes to Financial Statements (continued)

September 30, 2014

net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2014, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$1,174,415	$2,311	$541,992	$6,934	$1,625,979
High Income Fund	122,056	648	37,048	1,943	111,144
International Bond Fund	18,831	—	6,718	—	20,155
Limited Term Government and Agency Fund	876,460	13,489	157,708	40,465	473,124

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$681,061
High Income Fund	77,171
International Bond Fund	5,309
Limited Term Government and Agency Fund	291,541

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

|  116

Notes to Financial Statements (continued)

September 30, 2014

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$1,132,176
High Income Fund	141,476
International Bond Fund	7,052
Limited Term Government and Agency Fund	290,576

As of September 30, 2014, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$16,133
High Income Fund	1,144
International Bond Fund	82
Limited Term Government and Agency Fund	3,535

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

117  |

Notes to Financial Statements (continued)

September 30, 2014

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2014 were as follows:

Fund	Commissions
Core Plus Bond Fund	$869,199
High Income Fund	55,445
International Bond Fund	3,432
Limited Term Government and Agency Fund	175,604

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are

|  118

Notes to Financial Statements (continued)

September 30, 2014

normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payment by Affiliates.  For the year ended September 30, 2014, Loomis Sayles reimbursed the Limited Term Government and Agency Fund $412 for losses incurred in connection with a trading error.

h.  Affiliated Ownership.  As of September 30, 2014, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentage of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.11%
International Bond Fund	1.29%
Limited Term Government and Agency Fund	0.14%

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2014, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$393,242	$796	$182,883	$161	$694,409

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage

119  |

Notes to Financial Statements (continued)

September 30, 2014

of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	—	—	0.11%	0.11%
High Income Fund	2	14.48%	—	14.48%
International Bond Fund	—	—	1.29%	1.29%
Limited Term Government and Agency Fund	1	11.26%	0.14%	11.40%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  120

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares.    Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013*
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,795,175	$393,768,013	23,400,679	$312,055,029
Issued in connection with the reinvestment of distributions	1,003,545	13,146,005	1,815,759	23,994,065
Redeemed	(16,328,796)	(214,096,387)	(26,393,734)	(344,871,782)

Net change	14,469,924	$192,817,631	(1,177,296)	$(8,822,688)

Class B
Issued from the sale of shares	923	$12,023	3,363	$45,726
Issued in connection with the reinvestment of distributions	1,536	20,111	5,269	70,185
Redeemed	(43,656)	(574,001)	(92,007)	(1,231,008)

Net change	(41,197)	$(541,867)	(83,375)	$(1,115,097)

Class C
Issued from the sale of shares	7,230,506	$95,528,924	8,354,865	$111,674,557
Issued in connection with the reinvestment of distributions	260,172	3,405,772	591,854	7,828,050
Redeemed	(6,291,404)	(81,808,202)	(11,061,448)	(144,010,707)

Net change	1,199,274	$17,126,494	(2,114,729)	$(24,508,100)

Class N
Issued from the sale of shares	7,101,873	$95,126,708	1,567,247	$19,814,495
Issued in connection with the reinvestment of distributions	119,610	1,591,071	10,969	139,775
Redeemed	(776,670)	(10,310,123)	(75,008)	(954,522)

Net change	6,444,813	$86,407,656	1,503,208	$18,999,748

Class Y
Issued from the sale of shares	68,813,227	$914,578,778	45,112,822	$603,948,919
Issued in connection with the reinvestment of distributions	1,861,139	24,597,610	2,320,259	30,841,104
Redeemed	(20,930,186)	(275,242,381)	(45,057,119)	(590,589,192)

Net change	49,744,180	$663,934,007	2,375,962	$44,200,831

Increase (decrease) from capital share transactions	71,816,994	$959,743,921	503,770	$28,754,694

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

121  |

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,133,818	$23,326,417	4,989,606	$23,721,653
Issued in connection with the reinvestment of distributions	971,866	4,324,321	812,256	3,817,055
Redeemed	(6,566,505)	(29,978,953)	(16,692,970)	(78,579,586)

Net change	(460,821)	$(2,328,215)	(10,891,108)	$(51,040,878)

Class B
Issued from the sale of shares	3,463	$15,765	11,352	$52,895
Issued in connection with the reinvestment of distributions	4,994	22,266	4,586	21,581
Redeemed	(64,948)	(299,817)	(53,925)	(252,094)

Net change	(56,491)	$(261,786)	(37,987)	$(177,618)

Class C
Issued from the sale of shares	504,940	$2,306,974	702,239	$3,347,581
Issued in connection with the reinvestment of distributions	269,328	1,199,074	150,549	707,094
Redeemed	(844,464)	(3,842,672)	(1,205,196)	(5,689,434)

Net change	(70,196)	$(336,624)	(352,408)	$(1,634,759)

Class Y
Issued from the sale of shares	12,451,931	$56,610,742	17,170,028	$80,940,800
Issued in connection with the reinvestment of distributions	1,946,529	8,656,379	1,311,917	6,160,472
Redeemed	(10,009,792)	(45,183,438)	(19,061,214)	(90,332,449)

Net change	4,388,668	$20,083,683	(579,269)	$(3,231,177)

Increase (decrease) from capital share transactions	3,801,160	$17,157,058	(11,860,772)	$(56,084,432)

|  122

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	251,225	$2,423,574	418,554	$4,190,166
Issued in connection with the reinvestment of distributions	27,646	261,255	31,172	316,920
Redeemed	(840,947)	(8,207,626)	(673,797)	(6,649,849)

Net change	(562,076)	$(5,522,797)	(224,071)	$(2,142,763)

Class C
Issued from the sale of shares	35,986	$344,217	108,173	$1,088,309
Issued in connection with the reinvestment of distributions	8,952	83,701	9,072	91,839
Redeemed	(138,017)	(1,323,477)	(194,937)	(1,913,707)

Net change	(93,079)	$(895,559)	(77,692)	$(733,559)

Class Y
Issued from the sale of shares	312,197	$3,041,181	152,390	$1,539,901
Issued in connection with the reinvestment of distributions	4,536	42,916	5,073	51,430
Redeemed	(239,134)	(2,319,900)	(205,113)	(2,022,661)

Net change	77,599	$764,197	(47,650)	$(431,330)

Increase (decrease) from capital share transactions	(577,556)	$(5,654,159)	(349,413)	$(3,307,652)

123  |

Notes to Financial Statements (continued)

September 30, 2014

11.  Capital Shares (continued).

	Year Ended September 30, 2014		Year Ended September 30, 2013
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	10,352,825	$120,783,887	12,850,713	$153,126,484
Issued in connection with the reinvestment of distributions	509,189	5,940,640	561,467	6,662,144
Redeemed	(14,196,566)	(165,594,450)	(12,732,399)	(151,248,094)

Net change	(3,334,552)	$(38,869,923)	679,781	$8,540,534

Class B
Issued from the sale of shares	109,804	$1,281,761	57,224	$682,522
Issued in connection with the reinvestment of distributions	5,851	68,193	8,642	102,565
Redeemed	(261,431)	(3,046,644)	(253,623)	(3,009,576)

Net change	(145,776)	$(1,696,690)	(187,757)	$(2,224,489)

Class C
Issued from the sale of shares	1,307,714	$15,266,049	2,982,402	$35,505,345
Issued in connection with the reinvestment of distributions	43,490	507,877	58,167	690,850
Redeemed	(2,606,942)	(30,440,808)	(3,153,586)	(37,432,038)

Net change	(1,255,738)	$(14,666,882)	(113,017)	$(1,235,843)

Class Y
Issued from the sale of shares	19,913,274	$232,904,721	19,772,954	$235,387,316
Issued in connection with the reinvestment of distributions	270,399	3,163,665	321,692	3,829,024
Redeemed	(13,350,830)	(156,223,639)	(16,833,635)	(200,317,847)

Net change	6,832,843	$79,844,747	3,261,011	$38,898,493

Increase (decrease) from capital share transactions	2,096,777	$24,611,252	3,640,018	$43,978,695

|  124

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2014 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

125  |

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2014, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.23%
High Income	3.76%
International Bond	0.64%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$428,711
High Income	7,750,939
International Bond	297,774

Qualified Dividend Income.  For the fiscal year ended September 30, 2014, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
International Bond

|  126

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

127  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

|  128

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

129  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  130

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

131  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  132

ANNUAL REPORT

September 30, 2014

Loomis Sayles Investment Grade Bond Fund

Portfolio Review page 1

Portfolio of Investments page 11

Financial Statements page 28

Notes to Financial Statements page 38

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	LIGRX
Daniel J. Fuss, CFA®, CIC	Class B	LGBBX
Brian P. Kennedy	Class C	LGBCX
Elaine M. Stokes	Class N	LGBNX
Loomis, Sayles & Company, L.P.	Class Y	LSIIX
	Admin Class	LIGAX

Objective

High total investment return through a combination of current income and capital appreciation.

Market Conditions

In January 2014, the U.S. Federal Reserve (the Fed) began tapering its quantitative easing (QE) program. The Fed reduced its monthly bond purchases by $10 billion per policy meeting with the goal of concluding the program in October 2014. Despite the reduced Fed bond buying, the fixed-income market remained resilient. By the third quarter of 2014, global unrest in the Middle East and Eastern Europe led to a decline in the market. Additionally, more hawkish announcements from the Fed triggered uncertainty surrounding future rate policy.

Against the backdrop of a rallying U.S. dollar, foreign currencies struggled during the first nine months of 2014. In particular, the New Zealand and Australian dollars sagged due to concerns about slower economic expansion in China and waning demand for commodities. Additionally, the Central Bank of New Zealand stated its local dollar was too strong, prompting an immediate selloff during the third quarter. In general, U.S. Treasuries benefited from market conditions in the third quarter. Yields on short maturities rose, but yields on 10- and 30-year Treasuries fell 4 and 16 basis points, respectively.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 6.04%. The Fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 4.08%.

Explanation of Fund Performance

High-yield and investment-grade credits were among the largest contributors to the Fund’s relative outperformance, primarily due to security selection. In particular, selected banking, basic industry and electric names bolstered results. In addition, out-of-benchmark positions in convertible securities boosted the Fund’s performance, as the sector posted positive results and favorable relative returns. Within the sector, one particular technology name performed exceptionally well. We also opportunistically added to the Fund’s non-benchmark, non-U.S.-dollar holdings during the period. Within this allocation, securities denominated in the euro, British pound sterling, Icelandic krona and Indonesian rupiah

1  |

were leading contributors. In addition, an out-of-benchmark common stock position buoyed performance.

Overall, allocations to non-U.S.-dollar-denominated issues weighed on relative performance. In particular, positions denominated in the Canadian dollar, New Zealand dollar, Norwegian krone, Australian dollar, Mexican peso and Brazilian real were notable detractors, as the dollar rallied versus most foreign currencies. In addition, a small position in asset-backed securities related to auto loans weighed on relative performance during the period.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

Growth of $10,000 Investment in Class A Shares4

September 30, 2004 through September 30, 2014

See notes to chart on page 3.

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Average Annual Total Returns — September 30, 20144

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 12/31/96)
NAV	6.04%	7.10%	6.93%	—%
With 4.50% Maximum Sales Charge	1.23	6.11	6.43	—

Class B (Inception 9/12/03)
NAV	5.17	6.27	6.06	—
With CDSC[2]	0.22	5.95	6.06	—

Class C (Inception 9/12/03)
NAV	5.29	6.30	6.12	—
With CDSC[2]	4.30	6.30	6.12	—

Class N (Inception 2/1/13)
NAV	6.41	—	—	3.22

Class Y (Inception 12/31/96)
NAV	6.30	7.37	7.22	—

Admin Class (Inception 2/1/10)[1]
NAV	5.79	6.81	6.52	—

Comparative Performance
Barclays U.S. Government/Credit Bond Index[3]	4.08	4.27	4.59	1.58

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  4

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

5  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,010.60	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$1,005.90	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$1,006.90	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class N
Actual	$1,000.00	$1,012.50	$2.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38
Class Y
Actual	$1,000.00	$1,011.90	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94
Admin Class
Actual	$1,000.00	$1,009.40	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio: 0.83%, 1.58%, 1.58%, 0.47%, 0.58% and 1.08% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and

7  |

third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2014. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

|  8

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund currently has an expense cap in place, although the current expenses of the Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a

9  |

fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund was subject to an expense cap and the Fund’s overall net expense ratio was below the median compared to a peer group of funds. The Trustees considered that current expenses are below the cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2015.

|  10

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.8% of Net Assets
Non-Convertible Bonds — 85.0%
	ABS Car Loan — 0.5%
$21,683,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	$22,187,260
20,999,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	22,028,549
5,481,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,944,376

		49,160,185

	ABS Credit Card — 0.0%
2,324,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,410,360

	ABS Other — 2.0%
975,386	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	983,935
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	66,738,977
3,082,928	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	3,144,220
58,168,166	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(g)	57,499,232
7,391,490	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	7,387,654
36,244,592	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	41,850,471
14,369,725	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	15,083,727
3,642,926	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	3,633,819
8,283,930	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	8,659,009

		204,981,044

	Aerospace & Defense — 1.1%
2,100,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,121,000
78,795,000	Textron, Inc., 5.950%, 9/21/2021	90,761,990
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	20,458,630

		113,341,620

	Airlines — 2.8%
5,014,678	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,140,045
11,384,683	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	11,591,201
18,340,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	19,440,400
15,940	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	16,318
426,953	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	452,570
711,446	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	788,852
7,681,981	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	8,843,496

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,629,450	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	$1,835,086
3,068,771	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,314,272
50,526,164	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	56,084,042
10,908,462	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	11,739,687
21,913,886	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	24,105,274
17,322,099	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	20,310,161
2,754,354	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	2,933,387
1,586,442	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,848,205
10,644,503	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	12,427,458
24,925,015	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	29,162,267
2,236,278	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	2,515,812
14,922,886	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	16,542,019
5,101,259	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	5,687,903
20,266,772	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	21,888,113
392,329	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	434,505
14,714,233	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	17,068,511
9,492,177	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	9,895,594
2,810,075	Virgin Australia Pass Through Trust, Series 2013-1A, 5.000%, 4/23/2025, 144A	2,928,519

		286,993,697

	Automotive — 1.0%
23,581,000	Cummins, Inc., 5.650%, 3/01/2098	26,678,152
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,585,211
2,680,000	Ford Motor Co., 6.375%, 2/01/2029	3,191,274
125,000	Ford Motor Co., 6.500%, 8/01/2018	144,454
255,000	Ford Motor Co., 6.625%, 2/15/2028	297,536
5,074,000	Ford Motor Co., 6.625%, 10/01/2028	6,239,706
3,243,000	Ford Motor Co., 7.400%, 11/01/2046	4,424,869
4,569,000	Ford Motor Co., 7.450%, 7/16/2031	6,032,570
240,000	Ford Motor Co., 7.500%, 8/01/2026	302,729
5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	5,460,730
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	45,361,600
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,500,350

		107,219,181

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — 14.2%
$22,547,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	$28,680,641
2,285,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,844,825
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,108,921
35,878,000	Associates Corp. of North America, 6.950%, 11/01/2018	42,076,965
11,400,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	4,447,758
11,641,000	Bank of America Corp., 2.600%, 1/15/2019	11,618,323
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,888,031
3,132,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	4,461,348
16,757,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	16,343,454
100,000	Bank of America Corp., MTN, 4.000%, 4/01/2024	101,042
11,000,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	12,079,738
2,393,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,890,880
17,249,000	Bank of America NA, 5.300%, 3/15/2017	18,687,808
1,056,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	1,173,812
7,110,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,829,238
337,230,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	27,713,996
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,369,963
370,000	BNP Paribas/Australia, 7.000%, 5/24/2016, (AUD)	342,318
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	9,827,393
56,000,000	Citigroup, Inc., 2.500%, 9/26/2018	56,364,224
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	16,297,781
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,779,829
2,700,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)(g)	2,526,276
2,740,000	Citigroup, Inc., 5.875%, 2/22/2033	3,073,916
5,445,000	Citigroup, Inc., 6.125%, 5/15/2018	6,165,085
8,705,000	Citigroup, Inc., 6.125%, 8/25/2036	9,980,857
44,910,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	36,214,425
2,398,000	Citigroup, Inc., EMTN, 1.440%, 11/30/2017, (EUR)(c)	3,021,223
4,750,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 3/19/2018	4,745,554
21,855,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	23,021,642
5,265,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	5,287,413
86,800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	79,694,483
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,367,278
112,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	134,098,094
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,398,337
4,467,000	HBOS PLC, 6.000%, 11/01/2033, 144A	4,958,370
1,000,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,131,154
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	730,100
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	28,079,067
2,950,000	JPMorgan Chase & Co., EMTN, 1.068%, 5/30/2017, (GBP)(c)	4,717,831
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,283,677
100,000	Keybank NA, 6.950%, 2/01/2028	127,868
9,787,000	Lloyds Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	8,971,934
81,622,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	94,899,287
6,479,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	7,103,984

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$103,309,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	$118,252,027
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	46,158,101
78,200,000	Morgan Stanley, 2.125%, 4/25/2018	78,191,789
4,250,000	Morgan Stanley, 3.450%, 11/02/2015	4,370,318
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	26,797,351
3,300,000	Morgan Stanley, 4.875%, 11/01/2022	3,486,391
56,867,000	Morgan Stanley, 5.500%, 7/24/2020	63,978,161
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,703,568
151,076,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	125,009,698
60,800,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	58,746,626
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	968,506
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	22,269,087
10,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	10,665,460
3,800,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	3,413,595
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	43,007,539
5,187,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,940,277
9,400,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(c)	9,424,966
2,239,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	3,782,212
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,085,657
8,638,000	National City Corp., 6.875%, 5/15/2019	10,235,253
35,900,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	37,997,924
5,250,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	6,970,854
6,150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	8,913,505
1,650,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	2,120,504
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	745,284
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	17,038,179
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,905,955
5,600,000	Santander U.S. Debt SAU, 3.724%, 1/20/2015, 144A	5,647,874
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,692,367

		1,477,045,171

	Brokerage — 1.5%
34,260,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	35,287,800
13,100,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)(g)	14,298,349
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	53,431,782
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,523,653
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	9,814,879
1,693,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,972,844
16,875,000	Jefferies Group LLC, 8.500%, 7/15/2019	20,850,919

		156,180,226

	Building Materials — 1.2%
6,640,000	Masco Corp., 4.800%, 6/15/2015	6,797,700
10,942,000	Masco Corp., 5.850%, 3/15/2017	11,875,353
6,616,000	Masco Corp., 6.125%, 10/03/2016	7,059,272
6,058,000	Masco Corp., 6.500%, 8/15/2032	6,058,000
28,539,000	Masco Corp., 7.125%, 3/15/2020	32,819,850
5,725,000	Masco Corp., 7.750%, 8/01/2029	6,559,636

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — continued
9,300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	$3,428,965
4,949,000	Owens Corning, Inc., 6.500%, 12/01/2016	5,452,051
41,379,000	Owens Corning, Inc., 7.000%, 12/01/2036	50,150,438

		130,201,265

	Cable Satellite — 1.1%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	17,905,720
13,630,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	14,424,874
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,545,548
64,548,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	75,051,444

		111,927,586

	Construction Machinery — 0.1%
6,787,000	Toro Co., 6.625%, 5/01/2037(b)(g)	7,866,445
400,000	United Rentals North America, Inc., 8.375%, 9/15/2020	430,000

		8,296,445

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,573,210
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	13,549,623

		22,122,833

	Diversified Manufacturing — 0.0%
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,633,791

	Electric — 2.1%
31,602,793	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	36,019,220
9,643,063	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	10,721,447
9,066,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	9,813,664
12,285,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	12,686,105
3,200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	3,443,104
4,491,000	Endesa S.A., 7.875%, 2/01/2027	5,799,057
40,453,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	46,069,980
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,030,017
7,921,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	14,612,128
6,085,354	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)(g)	6,398,044
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	58,360,882

		214,953,648

	Finance Companies — 5.7%
66,384,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	75,345,840
3,500,000	GE Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	3,182,715
10,350,000	GE Capital Australia Funding Pty Ltd., MTN, 6.000%, 4/15/2015, (AUD)	9,205,730
1,874,000	GE Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,778,200
35,580,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	27,421,968
14,225,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	11,586,535
51,370,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	40,941,399
36,850,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	28,960,751
7,130,000	General Electric Capital Corp., Series A, MTN, 0.534%, 5/13/2024(c)	6,741,066
26,931,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	21,498,502
210,000	International Lease Finance Corp., 3.875%, 4/15/2018	208,425
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	18,688,775

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$27,395,000	International Lease Finance Corp., 5.875%, 4/01/2019	$29,175,675
3,063,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,200,835
12,465,000	International Lease Finance Corp., 6.250%, 5/15/2019	13,356,247
60,419,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	67,971,375
90,196,000	Navient LLC, 5.500%, 1/25/2023	86,700,905
62,425(††)	Navient LLC, 6.000%, 12/15/2043	1,349,161
2,270,000	Navient LLC, MTN, 4.625%, 9/25/2017	2,295,538
8,895,000	Navient LLC, MTN, 7.250%, 1/25/2022	9,651,075
641,000	Navient LLC, MTN, 8.000%, 3/25/2020	718,721
15,792,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	15,673,560
19,496,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	16,425,380
48,535,000	Springleaf Finance Corp., 7.750%, 10/01/2021	54,359,200
19,414,000	Springleaf Finance Corp., 8.250%, 10/01/2023	21,840,750
19,727,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	20,959,937

		589,238,265

	Financial Other — 0.4%
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	40,896,603

	Government Guaranteed — 0.4%
12,910,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	11,867,817
4,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	3,595,089
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	26,111,665

		41,574,571

	Government Owned – No Guarantee – 1.1%
3,720,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	4,504,697
36,975,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	43,516,617
58,060,000	DP World Ltd., 6.850%, 7/02/2037, 144A	65,102,678
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,309,322

		114,433,314

	Health Insurance — 0.0%
1,569,000	CIGNA Corp., 7.875%, 5/15/2027	2,055,221
1,174,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,616,093

		3,671,314

	Healthcare — 1.1%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,769,811
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	8,330,010
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	11,425,460
6,440,000	HCA, Inc., 4.750%, 5/01/2023	6,295,100
802,000	HCA, Inc., 5.875%, 3/15/2022	843,102
52,905,000	HCA, Inc., 5.875%, 5/01/2023	54,095,362
2,936,000	HCA, Inc., 7.050%, 12/01/2027	2,950,680
4,119,000	HCA, Inc., 7.500%, 12/15/2023	4,489,710
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,346,100
3,807,000	HCA, Inc., 7.690%, 6/15/2025	4,187,700
4,164,000	HCA, Inc., 8.360%, 4/15/2024	4,788,600
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,306,910

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	$3,328,780
2,256,000	Owens & Minor, Inc., 6.350%, 4/15/2016	2,446,934
2,200,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	2,123,000

		116,727,259

	Home Construction — 0.1%
9,200,000	Pulte Group, Inc., 6.000%, 2/15/2035	8,740,000
3,567,000	Pulte Group, Inc., 6.375%, 5/15/2033	3,558,082

		12,298,082

	Independent Energy — 0.8%
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,987,538
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	68,579,967
7,240,000	Newfield Exploration Co., 5.625%, 7/01/2024	7,746,800

		88,314,305

	Industrial Other — 0.1%
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,555,586

	Life Insurance — 0.8%
3,920,000	American International Group, Inc., 4.125%, 2/15/2024	4,071,892
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,622,388
1,515,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	1,704,258
2,036,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	2,243,662
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(e)	1,045,642
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	8,335,447
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,051,850
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,426,223
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	7,061,370
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,584,741
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	19,998,080
4,732,000	Unum Group, 7.125%, 9/30/2016	5,285,365

		83,430,918

	Local Authorities — 2.2%
7,448,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	5,920,786
11,311,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	10,029,943
152,895,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	146,547,818
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	16,680,893
8,104	Province of Alberta, 5.930%, 9/16/2016, (CAD)	7,637
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	590,804
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	23,882,820
26,518,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	23,312,243

		226,972,944

	Lodging — 0.5%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	56,914,215
100,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	109,234

		57,023,449

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.4%
$4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	$6,313,390
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	22,428,465
5,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	4,975,000
1,805,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	1,800,488
4,445,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	4,878,387
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	4,083,603

		44,479,333

	Metals & Mining — 2.3%
15,000,000	Alcoa, Inc., 5.400%, 4/15/2021	15,884,685
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	16,073,116
45,700,000	Alcoa, Inc., 5.900%, 2/01/2027	47,868,739
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	5,494,909
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	6,585,590
430,000	ArcelorMittal, 6.000%, 3/01/2021	452,038
4,085,000	ArcelorMittal, 6.750%, 2/25/2022	4,386,269
47,920,000	ArcelorMittal, 7.250%, 3/01/2041	48,039,800
19,365,000	ArcelorMittal, 7.500%, 10/15/2039	19,945,950
20,625,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	17,840,625
2,325,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A(b)(f)(g)	1,720,500
15,701,000	Plains Exploration & Production Co., 6.500%, 11/15/2020	17,194,479
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	4,369,870
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	34,018,900
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,121,013

		243,996,483

	Midstream — 2.1%
650,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	750,838
525,000	Energy Transfer Partners LP, 4.150%, 10/01/2020	545,171
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,074,401
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,339,581
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	13,921,356
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,416,621
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	8,366,795
303,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	312,469
8,715,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	8,715,000
330,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	340,725
1,745,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,043,201
22,365,000	NiSource Finance Corp., 6.400%, 3/15/2018	25,526,718
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	25,419,426
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,234,266
47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	54,852,656
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,709,460
1,880,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,074,236
15,683,000	Plains All American Pipeline LP/PAA Finance Corp., 6.500%, 5/01/2018	18,084,961
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,553,786
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	21,822,465

		223,104,132

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — 0.0%
$35,753	FHLMC, 5.000%, 12/01/2031	$39,490
5,749	FNMA, 6.000%, 7/01/2029	6,572

		46,062

	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
49,222,104	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.893%, 6/15/2039(c)	53,090,715
28,624,126	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.097%, 9/15/2039(c)	31,119,348
6,711,090	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	7,289,640
69,500,000	Extended Stay America Trust, Series 2013, Class 7-ESH7, 3.902%, 12/05/2031, 144A	70,432,898
10,541,178	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	9,411,810
27,000,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 1/12/2024, 144A, (CAD)	24,102,192
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.991%, 8/12/2045, 144A(c)	10,618,901
6,851,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	7,866,866
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.723%, 3/15/2044, 144A(c)	2,265,282

		216,197,652

	Oil Field Services — 0.5%
5,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	5,417,015
12,575,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	12,700,750
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	28,216,599
587,000	Transocean Ltd., 7.375%, 4/15/2018	663,059

		46,997,423

	Paper — 1.1%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	5,116,339
23,225,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	26,243,925
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	885,738
1,031,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,543,084
7,049,000	International Paper Co., 8.700%, 6/15/2038	10,381,866
5,270,000	Mead Corp. (The), 7.550%, 3/01/2047(b)(g)	6,444,567
5,068,000	Westvaco Corp., 8.200%, 1/15/2030	6,647,995
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	33,284,253
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,913,404
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,945,971

		117,407,142

	Property & Casualty Insurance — 0.3%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,976,054
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	11,086,932
1,889,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(c)(h)	1,341,190

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — continued
$6,555,000	Old Republic International Corp., 4.875%, 10/01/2024	$6,563,705
7,609,000	Sirius International Group, 6.375%, 3/20/2017, 144A	8,434,455
2,212,000	XLIT Ltd., 6.250%, 5/15/2027	2,626,675
1,463,000	XLIT Ltd., 6.375%, 11/15/2024	1,741,922

		34,770,933

	Railroads — 0.1%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,845,529
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(b)(g)	227,968
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(g)	1,587,302
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)(g)	189,062

		13,849,861

	Real Estate Operations/Development — 0.1%
10,276,000	First Industrial LP, 5.950%, 5/15/2017	11,208,177

	Refining — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	8,405,566

	REITs – Apartments — 0.3%
12,243,000	Camden Property Trust, 5.000%, 6/15/2015	12,608,380
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	18,180,421

		30,788,801

	REITs – Diversified — 0.3%
4,140,000	Duke Realty LP, 5.950%, 2/15/2017	4,543,410
19,574,000	Duke Realty LP, 6.500%, 1/15/2018	22,206,605

		26,750,015

	REITs – Health Care — 0.1%
5,972,000	Health Care REIT, Inc., 6.500%, 3/15/2041	7,447,986

	REITs – Office Property — 0.3%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	22,852,923
11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	13,192,768

		36,045,691

	REITs – Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	5,410,694

	REITs – Single Tenant — 0.4%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,893,026
22,701,000	Realty Income Corp., 6.750%, 8/15/2019	26,800,869

		36,693,895

	REITs – Warehouse/Industrials — 0.2%
18,869,000	ProLogis LP, 7.375%, 10/30/2019	22,926,231

	Restaurants — 0.1%
10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	9,957,510

	Retailers — 0.4%
1,696,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,585,760
5,979,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	4,633,725

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$5,446,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	$4,465,720
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,609,176
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,490,997
3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,522,447

		37,307,825

	Sovereigns — 0.4%
33,600,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	37,847,846

	Supermarkets — 0.3%
1,120,000	Delhaize Group S.A., 5.700%, 10/01/2040	1,188,702
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,695,179
6,595,000	New Albertson’s, Inc., 7.450%, 8/01/2029	6,001,450
7,875,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,481,250
979,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	797,885
17,290,000	SUPERVALU, Inc., 6.750%, 6/01/2021	17,030,650

		36,195,116

	Supranational — 0.4%
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	9,447,190
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	10,610,470
58,420,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	22,422,874

		42,480,534

	Technology — 1.5%
4,600,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	4,335,500
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,171,362
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,659,849
7,487,000	Corning, Inc., 7.250%, 8/15/2036	9,516,314
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	9,005,333
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	77,286,448
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	8,600,785
19,078,000	KLA-Tencor Corp., 6.900%, 5/01/2018	22,112,222
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,648,905
1,974,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,415,367
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,380,074
561,000	Xerox Corp., 6.350%, 5/15/2018	641,015
7,110,000	Xerox Corp., 6.750%, 2/01/2017	7,957,213

		152,730,387

	Transportation Services — 0.8%
8,436,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,596,844
2,824,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,566,961
51,504,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	68,025,453

		81,189,258

	Treasuries — 25.1%
312,405,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	278,281,598
209,501,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	185,450,334
61,795,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	55,485,559

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
372,145,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	$335,663,193
90,055,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	82,884,050
156,655,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	143,082,756
4,159,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	3,890,324
2,755,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	22,651,801
2,965,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	24,139,058
7,555,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	63,711,143
1,925,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	16,893,561
9,635,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	92,631,301
109,763,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	91,043,590
974,276,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	162,191,042
802,302,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	127,686,493
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	16,116,413
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	9,645,397
1,040,764,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	7,300,237
391,985,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	2,829,642
1,195,394,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	9,087,485
300,000,000	U.S. Treasury Note, 0.375%, 1/31/2016	300,433,500
500,000,000	U.S. Treasury Note, 0.375%, 3/31/2016	500,117,000
60,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	59,976,540
25,000,000	U.S. Treasury Note, 0.500%, 6/30/2016	25,014,650

		2,616,206,667

	Wireless — 0.5%
559,910,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	40,350,749
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	6,086,215
1,996,000	Sprint Capital Corp., 6.900%, 5/01/2019	2,098,295
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	667,845
598,000	Sprint Communications, Inc., 6.000%, 11/15/2022	580,060

		49,783,164

	Wirelines — 3.7%
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	478,115
2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	3,018,117
62,040,000	CenturyLink, Inc., 6.450%, 6/15/2021	66,382,800
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,965,050
2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,674,150
24,103,000	Embarq Corp., 7.995%, 6/01/2036	26,052,933
825,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	869,344
200,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	213,750
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	1,934,903
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	10,566,049
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	25,184,490
300,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	395,019
1,698,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,867,800
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,727,588

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	$4,861,625
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,547,052
333,000	Qwest Corp., 6.500%, 6/01/2017	368,399
14,480,000	Qwest Corp., 6.875%, 9/15/2033	14,450,142
4,668,000	Qwest Corp., 7.200%, 11/10/2026	4,690,901
9,077,000	Qwest Corp., 7.250%, 9/15/2025	10,586,696
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,763,753
46,411,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	45,424,766
23,660,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	23,541,700
4,200,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	4,385,174
525,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	577,061
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,085,815
14,375,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	18,209,229
4,100,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	7,396,478
9,100,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	16,251,760
2,100,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	3,767,571
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	13,516,080
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	54,133,945
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,360,022
2,095,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,277,240

		389,525,517

	Total Non-Convertible Bonds (Identified Cost $8,292,829,227)	8,846,353,563

Convertible Bonds – 4.9%
	Automotive — 0.6%
34,827,000	Ford Motor Co., 4.250%, 11/15/2016	59,684,771

	Communications — 0.0%
2,926,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)(g)	4,990,659

	Energy — 0.4%
34,700,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	34,981,937
11,225,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	11,365,313

		46,347,250

	Property & Casualty Insurance — 0.8%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	85,356,122

	REITs – Warehouse/Industrials — 0.3%
27,359,000	ProLogis LP, 3.250%, 3/15/2015	28,761,149

	Technology — 2.8%
35,120,000	Intel Corp., 2.950%, 12/15/2035	44,690,200
137,016,000	Intel Corp., 3.250%, 8/01/2039	229,758,705
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	15,502,069
376,337	Liberty Media LLC, 3.500%, 1/15/2031	205,574

		290,156,548

	Total Convertible Bonds (Identified Cost $361,745,831)	515,296,499

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Municipals — 0.9%
	District of Columbia — 0.2%
$14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	$19,729,186

	Illinois — 0.6%
530,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	539,254
24,640,000	State of Illinois, 5.100%, 6/01/2033	23,926,672
33,395,000	State of Illinois, Series B, 5.520%, 4/01/2038	32,898,082

		57,364,008

	Michigan — 0.0%
2,310,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,982,558

	Ohio — 0.0%
5,075,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	3,958,804

	Virginia — 0.1%
13,845,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	10,133,848

	Total Municipals (Identified Cost $88,348,042)	93,168,404

	Total Bonds and Notes (Identified Cost $8,742,923,100)	9,454,818,466

Senior Loans — 0.5%
	Finance Companies — 0.4%
25,783,804	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(c)	25,601,255
15,234,337	AWAS Finance Luxembourg S.a.r.l., Term Loan B, 3.500%, 6/10/2016(c)	15,120,079

		40,721,334

	Supermarkets — 0.1%
9,084,349	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(c)	8,907,749

	Total Senior Loans (Identified Cost $50,092,516)	49,629,083

Shares
Common Stocks — 3.3%
	Electronic Equipment, Instruments & Components — 3.3%
17,550,000	Corning, Inc. (Identified Cost $226,654,590)	339,417,000

Preferred Stocks — 0.2%
	Energy — 0.0%
43,031	Chesapeake Energy Corp., 5.000%	4,217,043

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Shares	Description	Value (†)
	Metals & Mining — 0.1%
340,285	ArcelorMittal, 6.000%	$7,190,222

	REITs – Diversified — 0.1%
258,873	Weyerhaeuser Co., Series A, 6.375%	13,986,908

	Total Preferred Stocks (Identified Cost $25,066,558)	25,394,173

Principal Amount (‡)
Short-Term Investments — 3.2%
$104,470	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2014 at 0.000%, to be repurchased at $104,470 on 10/01/2014 collateralized by $106,500 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $106,582 including accrued interest (Note 2 of Notes to Financial Statements)	104,470
332,063,122	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $332,063,122 on 10/01/2014 collateralized by $325,290,000 U.S. Treasury Bond, 2.625% due 11/15/2020 valued at $338,708,213 including accrued interest (Note 2 of Notes to Financial Statements)	332,063,122

	Total Short-Term Investments (Identified Cost $332,167,592)	332,167,592

	Total Investments — 98.0% (Identified Cost $9,376,904,356)(a)	10,201,426,314
	Other assets less liabilities — 2.0%	205,070,701

	Net Assets — 100.0%	$10,406,497,015

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2014, the net unrealized appreciation on investments based on a cost of $9,468,386,778 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$986,772,734
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(253,733,198)

	Net unrealized appreciation	$733,039,536

(b)	Illiquid security. At September 30, 2014, the value of these securities amounted to $103,748,404 or 1.0% of net assets.
(c)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Perpetual bond with no specified maturity date.

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of this security amounted to $103,748,404 or 1.0% of net assets.
(h)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $1,370,378,216 or 13.2% of net assets.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Investment Grade Bond Fund – (continued)

Industry Summary at September 30, 2014

Treasuries	25.1%
Banking	14.2
Finance Companies	6.1
Technology	4.3
Wirelines	3.7
Electronic Equipment, Instruments & Components	3.3
Airlines	2.8
Metals & Mining	2.4
Local Authorities	2.2
Midstream	2.1
Non-Agency Commercial Mortgage-Backed Securities	2.1
Electric	2.1
ABS Other	2.0
Other Investments, less than 2% each	22.4
Short-Term Investments	3.2

Total Investments	98.0
Other assets less liabilities	2.0

Net Assets	100.0%

Currency Exposure Summary at September 30, 2014

United States Dollar	69.6%
Canadian Dollar	12.6
New Zealand Dollar	4.8
Australian Dollar	3.2
Norwegian Krone	2.8
Mexican Peso	2.7
Other, less than 2% each	2.3

Total Investments	98.0
Other assets less liabilities	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statement of Assets and Liabilities

September 30, 2014

ASSETS
Investments at cost	$9,376,904,356
Net unrealized appreciation	824,521,958

Investments at value	10,201,426,314
Foreign currency at value (identified cost $1,296,578)	1,503,421
Receivable for Fund shares sold	109,732,409
Receivable for securities sold	79,180
Dividends and interest receivable	111,296,616

TOTAL ASSETS	10,424,037,940

LIABILITIES
Payable for Fund shares redeemed	12,488,516
Management fees payable (Note 5)	3,409,821
Deferred Trustees’ fees (Note 5)	625,742
Administrative fees payable (Note 5)	366,233
Payable to distributor (Note 5d)	139,806
Other accounts payable and accrued expenses	510,807

TOTAL LIABILITIES	17,540,925

NET ASSETS	$10,406,497,015

NET ASSETS CONSIST OF:
Paid-in capital	$9,505,370,717
Undistributed net investment income	17,386,896
Accumulated net realized gain on investments and foreign currency transactions	60,599,514
Net unrealized appreciation on investments and foreign currency translations	823,139,888

NET ASSETS	$10,406,497,015

See accompanying notes to financial statements.

|  28

Statement of Assets and Liabilities (continued)

September 30, 2014

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,932,847,262

Shares of beneficial interest	159,624,805

Net asset value and redemption price per share	$12.11

Offering price per share (100/95.50 of net asset value) (Note 1)	$12.68

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,220,108

Shares of beneficial interest	433,407

Net asset value and offering price per share	$12.04

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,524,805,571

Shares of beneficial interest	127,083,233

Net asset value and offering price per share	$12.00

Class N shares:
Net assets	$6,100,892

Shares of beneficial interest	503,757

Net asset value, offering and redemption price per share	$12.11

Class Y shares:
Net assets	$6,911,938,132

Shares of beneficial interest	570,427,565

Net asset value, offering and redemption price per share	$12.12

Admin Class shares:
Net assets	$25,585,050

Shares of beneficial interest	2,116,916

Net asset value, offering and redemption price per share	$12.09

See accompanying notes to financial statements.

29  |

Statement of Operations

For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest	$453,759,384
Dividends	8,664,404

462,423,788

Expenses
Management fees (Note 5)	40,377,872
Service and distribution fees (Note 5)	22,032,669
Administrative fees (Note 5)	4,392,783
Trustees’ fees and expenses (Note 5)	257,795
Transfer agent fees and expenses (Notes 5 and 6)	12,056,674
Audit and tax services fees	63,577
Custodian fees and expenses	434,467
Legal fees	90,033
Registration fees	409,943
Shareholder reporting expenses	735,082
Miscellaneous expenses	238,069

Total expenses	81,088,964
Fee/expense recovery (Note 5)	11
Less waiver and/or expense reimbursement (Note 5)	(67)

Net expenses	81,088,908

Net investment income	381,334,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	164,436,601
Foreign currency transactions	999,119
Net change in unrealized appreciation (depreciation) on:
Investments	38,862,715
Foreign currency translations	(1,682,919)

Net realized and unrealized gain on investments and foreign currency transactions	202,615,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$583,950,396

See accompanying notes to financial statements.

|  30

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$381,334,880	$457,104,505
Net realized gain on investments and foreign currency transactions	165,435,720	279,257,933
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	37,179,796	(589,427,566)

Net increase in net assets resulting from operations	583,950,396	146,934,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(97,103,740)	(137,547,979)
Class B	(240,518)	(434,962)
Class C	(55,536,557)	(86,375,065)
Class N	(146,112)	(330)
Class Y	(267,549,875)	(341,402,630)
Admin Class	(853,378)	(914,415)
Net realized capital gains
Class A	(61,443,747)	(27,197,220)
Class B	(193,236)	(106,865)
Class C	(42,676,071)	(20,576,316)
Class N	(71,304)	—
Class Y	(149,212,926)	(63,063,034)
Admin Class	(529,493)	(171,884)

Total distributions	(675,556,957)	(677,790,700)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	159,293,101	(1,217,980,423)

Net increase (decrease) in net assets	67,686,540	(1,748,836,251)
NET ASSETS
Beginning of the year	10,338,810,475	12,087,646,726

End of the year	$10,406,497,015	$10,338,810,475

UNDISTRIBUTED NET INVESTMENT INCOME	$17,386,896	$15,275,810

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.22	$12.76	$12.12	$12.56	$11.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.48	0.51	0.57	0.55
Net realized and unrealized gain (loss)	0.26	(0.30)	0.86	(0.15)	0.96

Total from Investment Operations	0.72	0.18	1.37	0.42	1.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.60)	(0.62)	(0.60)	(0.56)
Net realized capital gains	(0.32)	(0.12)	(0.11)	(0.26)	(0.03)

Total Distributions	(0.83)	(0.72)	(0.73)	(0.86)	(0.59)

Net asset value, end of the period	$12.11	$12.22	$12.76	$12.12	$12.56

Total return(b)	6.04%	1.34%	11.74%	3.47%	13.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,932,847	$2,431,718	$2,960,119	$2,705,810	$3,092,956
Net expenses	0.83%	0.83%	0.84%	0.81%	0.81%
Gross expenses	0.83%	0.83%	0.84%	0.81%	0.81%
Net investment income	3.75%	3.85%	4.17%	4.56%	4.58%
Portfolio turnover rate	19%	30%	19%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  32

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class B
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.16	$12.70	$12.06	$12.50	$11.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.39	0.42	0.47	0.45
Net realized and unrealized gain (loss)	0.24	(0.31)	0.86	(0.14)	0.95

Total from Investment Operations	0.61	0.08	1.28	0.33	1.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.50)	(0.53)	(0.51)	(0.46)
Net realized capital gains	(0.32)	(0.12)	(0.11)	(0.26)	(0.03)

Total Distributions	(0.73)	(0.62)	(0.64)	(0.77)	(0.49)

Net asset value, end of the period	$12.04	$12.16	$12.70	$12.06	$12.50

Total return(b)	5.17%	0.57%	10.96%	2.70%	12.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,220	$7,972	$12,507	$13,549	$17,113
Net expenses	1.58%	1.58%	1.59%	1.56%	1.65%
Gross expenses	1.58%	1.58%	1.59%	1.56%	1.65%
Net investment income	3.02%	3.09%	3.42%	3.81%	3.74%
Portfolio turnover rate	19%	30%	19%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.11	$12.66	$12.03	$12.47	$11.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.39	0.42	0.47	0.46
Net realized and unrealized gain (loss)	0.27	(0.32)	0.85	(0.14)	0.96

Total from Investment Operations	0.63	0.07	1.27	0.33	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.50)	(0.53)	(0.51)	(0.48)
Net realized capital gains	(0.32)	(0.12)	(0.11)	(0.26)	(0.03)

Total Distributions	(0.74)	(0.62)	(0.64)	(0.77)	(0.51)

Net asset value, end of the period	$12.00	$12.11	$12.66	$12.03	$12.47

Total return(b)	5.29%	0.50%	10.91%	2.71%	12.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,524,806	$1,746,822	$2,281,142	$2,091,834	$2,593,324
Net expenses	1.58%	1.58%	1.59%	1.56%	1.56%
Gross expenses	1.58%	1.58%	1.59%	1.56%	1.56%
Net investment income	3.00%	3.10%	3.42%	3.81%	3.83%
Portfolio turnover rate	19%	30%	19%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.22		$12.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50		0.34
Net realized and unrealized gain (loss)	0.26		(0.46)

Total from Investment Operations	0.76		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.32)
Net realized capital gains	(0.32)		—

Total Distributions	(0.87)		(0.32)

Net asset value, end of the period	$12.11		$12.22

Total return	6.41%		(0.95	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,101		$41
Net expenses	0.47	%(e)	0.65	%(c)(d)
Gross expenses	0.47	%(e)	0.78	%(d)
Net investment income	4.07%		4.18	%(d)
Portfolio turnover rate	19%		30%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$12.23	$12.77	$12.13	$12.56	$11.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.52	0.54	0.60	0.58
Net realized and unrealized gain (loss)	0.26	(0.31)	0.86	(0.14)	0.95

Total from Investment Operations	0.75	0.21	1.40	0.46	1.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.63)	(0.65)	(0.63)	(0.59)
Net realized capital gains	(0.32)	(0.12)	(0.11)	(0.26)	(0.03)

Total Distributions	(0.86)	(0.75)	(0.76)	(0.89)	(0.62)

Net asset value, end of the period	$12.12	$12.23	$12.77	$12.13	$12.56

Total return	6.30%	1.60%	12.01%	3.81%	13.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,911,938	$6,130,700	$6,817,911	$4,887,742	$4,473,001
Net expenses	0.59%	0.58%	0.59%	0.56%	0.56%
Gross expenses	0.59%	0.58%	0.59%	0.56%	0.56%
Net investment income	3.99%	4.11%	4.41%	4.81%	4.82%
Portfolio turnover rate	19%	30%	19%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2010*
Net asset value, beginning of the period	$12.20	$12.74	$12.11	$12.55	$11.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.45	0.48	0.54	0.33
Net realized and unrealized gain (loss)	0.26	(0.30)	0.85	(0.15)	0.73

Total from Investment Operations	0.69	0.15	1.33	0.39	1.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.57)	(0.59)	(0.57)	(0.31)
Net realized capital gains	(0.32)	(0.12)	(0.11)	(0.26)	—

Total Distributions	(0.80)	(0.69)	(0.70)	(0.83)	(0.31)

Net asset value, end of the period	$12.09	$12.20	$12.74	$12.11	$12.55

Total return	5.79%	1.10%	11.41%	3.26%	9.13	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,585	$21,557	$15,968	$5,967	$879
Net expenses	1.09%	1.08%	1.09%	1.07%	1.08	%(c)(d)
Gross expenses	1.09%	1.08%	1.09%	1.07%	7.68	%(d)
Net investment income	3.49%	3.62%	3.89%	4.32%	4.06	%(d)
Portfolio turnover rate	19%	30%	19%	19%	25%

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year, are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

37  |

Notes to Financial Statements

September 30, 2014

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  38

Notes to Financial Statements (continued)

September 30, 2014

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value.)

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

39  |

Notes to Financial Statements (continued)

September 30, 2014

procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

|  40

Notes to Financial Statements (continued)

September 30, 2014

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Fund during the year ended September 30, 2014.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s

41  |

Notes to Financial Statements (continued)

September 30, 2014

understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, paydown gains and losses, capital gain distributions received, defaulted bond adjustments, distribution redesignations, deferred Trustees’ fees, and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees’ fees, defaulted bond adjustments, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$423,122,747	$252,434,210	$675,556,957	$575,333,718	$102,456,982	$677,790,700

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  42

Notes to Financial Statements (continued)

September 30, 2014

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$68,266,782
Undistributed long-term capital gain	102,530,533

Total undistributed earnings	170,797,315

Unrealized appreciation	731,657,466

Total accumulated earnings	$902,454,781

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2014, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2014, the Fund did not loan securities under this agreement.

43  |

Notes to Financial Statements (continued)

September 30, 2014

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$83,769,575	$121,211,469	(b)	$204,981,044
Airlines	—	14,519,720	272,473,977	(b)	286,993,697
Finance Companies	1,349,161	587,889,104	—		589,238,265
Metals & Mining	—	242,275,983	1,720,500	(c)	243,996,483
All Other Non-Convertible Bonds(a)	—	7,521,144,074	—		7,521,144,074

Total Non-Convertible Bonds	1,349,161	8,449,598,456	395,405,946		8,846,353,563

Convertible Bonds(a)	—	515,296,499	—		515,296,499
Municipals(a)	—	93,168,404	—		93,168,404

Total Bonds and Notes	1,349,161	9,058,063,359	395,405,946		9,454,818,466

|  44

Notes to Financial Statements (continued)

September 30, 2014

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$49,629,083	$—	$49,629,083
Common Stocks(a)	339,417,000	—	—	339,417,000
Preferred Stocks(a)	25,394,173	—	—	25,394,173
Short-Term Investments	—	332,167,592	—	332,167,592

Total	$366,160,334	$9,439,860,034	$395,405,946	$10,201,426,314

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$67,016,089	$—	$50,051	$1,419,937	$60,660,658
Airlines	292,528,124	417,775	341,778	6,210,813	—
Metals & Mining	—	84,794	(554,945)	189,726	—

Total	$359,544,213	$502,569	$(163,116)	$7,820,476	$60,660,658

45  |

Notes to Financial Statements (continued)

September 30, 2014

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(7,935,266)	$—	$—	$121,211,469	$1,699,981
Airlines	(30,189,126)	3,164,613	—	272,473,977	8,045,871
Metals & Mining	(1,531,575)	3,532,500	—	1,720,500	189,726

Total	$(39,655,967)	$6,697,113	$—	$395,405,946	$9,935,578

A debt security valued at $3,164,613 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security.

A debt security valued at $3,532,500 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,008,229,399 and $1,737,458,210, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $885,162,374 and $384,042,995, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of the first $15 billion of the

|  46

Notes to Financial Statements (continued)

September 30, 2014

Fund’s average daily net assets and 0.38% of the Fund’s average daily net assets in excess of $15 billion, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2015 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
0.95%	1.70%	1.70%	0.65%	0.70%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees for the Fund were $40,377,872 (effective rate of 0.40% of average daily net assets). Expense reimbursements related to the prior fiscal year of $11 have been recovered for Class N.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

47  |

Notes to Financial Statements (continued)

September 30, 2014

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2014, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$5,800,107	$17,199	$4,013,097	$55,691	$51,595	$12,039,289	$55,691

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds

|  48

Notes to Financial Statements (continued)

September 30, 2014

Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for the Fund were $4,392,783.

Prior to July 1, 2014, the Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $11,479,493.

As of September 30, 2014, the Fund owes NGAM Distribution $139,806 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $1,474,369 for the year ended September 30, 2014.

49  |

Notes to Financial Statements (continued)

September 30, 2014

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustees fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2014, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.07% of net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

|  50

Notes to Financial Statements (continued)

September 30, 2014

h.  Reimbursement of Transfer Agent Fees and Expenses.  Effective July 1, 2014, NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period July 1, 2014 to September 30, 2014, NGAM Advisors reimbursed the Fund $67 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2014, the Fund incurred the following class-specific expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y	Admin Class
Transfer Agent Fees and Expenses	$2,773,912	$8,244	$1,919,916	$122	$7,327,888	$26,592

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, the Fund had no borrowings under this agreement.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2014, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

51  |

Notes to Financial Statements (continued)

September 30, 2014

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
1	16.65%	0.07%	16.72%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013*
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	61,980,287	$757,402,370	65,384,516	$824,657,215
Issued in connection with the reinvestment of distributions	11,402,236	137,522,730	11,205,711	140,613,943
Redeemed	(112,771,964)	(1,382,727,194)	(109,489,794)	(1,363,484,888)

Net change	(39,389,441)	$(487,802,094)	(32,899,567)	$(398,213,730)

Class B
Issued from the sale of shares	12,684	$152,583	19,932	$250,047
Issued in connection with the reinvestment of distributions	22,585	270,690	26,217	327,849
Redeemed	(257,679)	(3,138,970)	(375,212)	(4,657,988)

Net change	(222,410)	$(2,715,697)	(329,063)	$(4,080,092)

Class C
Issued from the sale of shares	13,814,441	$167,086,533	16,055,822	$201,222,605
Issued in connection with the reinvestment of distributions	5,186,123	61,978,474	5,110,753	63,653,947
Redeemed	(36,110,742)	(436,564,015)	(57,170,562)	(705,694,940)

Net change	(17,110,178)	$(207,499,008)	(36,003,987)	$(440,818,388)

Class N
Issued from the sale of shares	549,445	$6,730,576	3,814	$46,815
Issued in connection with the reinvestment of distributions	17,975	217,415	28	330
Redeemed	(67,008)	(816,584)	(497)	(6,093)

Net change	500,412	$6,131,407	3,345	$41,052

|  52

Notes to Financial Statements (continued)

September 30, 2014

10.  Capital Shares (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013*
	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	207,507,155	$2,542,512,176	159,420,265	$2,006,761,237
Issued in connection with the reinvestment of distributions	30,655,508	370,436,791	27,504,363	345,126,073
Redeemed	(169,118,479)	(2,066,048,547)	(219,327,621)	(2,733,370,926)

Net change	69,044,184	$846,900,420	(32,402,993)	$(381,483,616)

Admin Class
Issued from the sale of shares	1,285,768	$15,672,285	1,283,717	$16,138,159
Issued in connection with the reinvestment of distributions	46,748	562,942	39,685	496,698
Redeemed	(982,879)	(11,957,154)	(809,135)	(10,060,506)

Net change	349,637	$4,278,073	514,267	$6,574,351

Increase (decrease) from capital share transactions	13,172,204	$159,293,101	(101,117,998)	$(1,217,980,423)

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

53  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

|  54

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2014, 1.62% of dividends distributed by Investment Grade Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Investment Grade Bond Fund designated $252,434,210 as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2014, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2014 complete information will be reported in conjunction with Form 1099-DIV.

55  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  56

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued
Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  58

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 Chief Executive Officer since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

61  |

ANNUAL REPORT

September 30, 2014

Loomis Sayles Strategic Income Fund

Portfolio Review  page 1

Portfolio of Investments  page  12

Financial Statements  page 35

Notes to Financial Statements  page 45

Barron’s/Lipper 2013 one-year ranking is based on 64 qualifying U.S. fund companies. Award recipient must have at least three funds in Lipper’s general U.S.-stock category (including at least one world and one mixed-asset/balanced), two taxable bond and one tax-exempt bond fund. Natixis was not ranked for the 5- and 10-year periods.

Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFZX
Daniel J. Fuss, CFA®, CIC	Class B	NEZBX
Elaine M. Stokes	Class C	NECZX
Loomis, Sayles & Company, L.P.	Class N	NEZNX
	Class Y	NEZYX
	Admin Class	NEZAX

Objective

High current income with a secondary objective of capital growth.

Market Conditions

After a weak fourth quarter of 2013, credit rebounded and delivered robust returns through the first several months of 2014, stemming from low volatility in the U.S. Treasury and equity markets. Performance stalled in July as political unrest in Israel and the Ukraine unnerved investors. Additionally, “hawkish” announcements from the U.S. Federal Reserve (the Fed) left investors uncertain about future rate policy. Overall, bonds were up fractionally in the final months of the period.

The Fed began tapering its quantitative easing (QE) program in January, reducing its monthly bond purchases by $10 billion per policy meeting, effectively ceasing purchases by the end of October. The markets discounted the taper initiative, and long-term U.S. Treasuries rallied for three consecutive quarters in 2014, flattening the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). With yields lower, longer duration (greater price sensitivity to interest rate changes) positions posted strong performance.

Although U.S. macroeconomic indicators remained largely positive, a weak first quarter gross domestic product (GDP) report sparked debate. Ultimately, economists attributed the contraction in first quarter GDP to reduced healthcare spending and weather-related factors. GDP rebounded sharply in the second quarter, fueling a third quarter rally in the U.S. dollar.

The European economy remained a concern. Growth slowed across the euro zone, including Germany. The annual inflation rate dropped to a low of 0.3% in August, well below the European Central Bank’s (ECB’s) target of 2%. The ECB has cut the deposit rate for institutions and the refinancing rate and is also considering full-scale QE programs to trigger growth. In Asia, China’s growth outlook enticed investors as one of the few positive currency opportunities during the period. Although the Bank of Japan maintained its stimulus programs, the yen remained weak.

Performance Results

For the 12 months ended September 30, 2014, Class A shares of Loomis Sayles Strategic Income Fund returned 9.34%. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.96%.

1  |

Explanation of Fund Performance

Out-of-benchmark allocations to common stocks, convertible securities and high-yield bonds were top contributors to the Fund’s performance advantage relative to its benchmark. Security selection within the common stock allocation was a relative driver of Fund performance. Selections in the technology and pharmaceutical industries delivered the highest returns. The Fund’s convertible bonds mirrored swings in the equity markets and provided ample return. Selected technology and communications issues were among the top contributors for the period. In addition, high-yield corporate bonds, particularly within the industrials sector, produced strong performance. Allocations to financial and utility issues also contributed to results.

The Fund’s allocations to non-U.S.-dollar-denominated issues weighed on relative performance for the period. A volatile commodities environment hampered performance of positions denominated in the Canadian dollar, New Zealand dollar and Australian dollar. In addition, sluggish growth trends in China and a stagnant growth outlook for New Zealand further pressured holdings denominated in the New Zealand and Australian dollars. These high-yield currencies typically exhibit volatility due to choppier flows and greater vulnerability to “risk-off” market scenarios. We continued to focus on high quality, highly liquid positions with long-term yield potential. Investment grade corporate holdings also hampered relative performance. High quality financial issues were helpful, but high-grade industrials and utilities holdings detracted from performance.

Outlook

A healthier U.S. economy and accommodative monetary policies abroad should help global growth in 2015. U.S. core inflation remains well below the 2.0% target set by the Fed, giving policy makers time to evaluate potential shifts away from historically low rates. We do not believe the Fed will raise rates until the third quarter of 2015, and the pace of hikes may be slow and gradual.

We believe corporate bonds can outperform if rates rise slowly on the back of stronger U.S. economic fundamentals. Corporate credit fundamentals remain sound, profits are positive and companies issuing new debt are primarily using the proceeds to refinance. Market liquidity remains good despite recent volatility in the bond markets, and opportunities have improved with higher yields. While we do not foresee a large liquidity drain in fixed income markets, we constantly monitor for indications of future flows.

We continue to pursue a lower sensitivity to rising U.S. Treasury yields through lower nominal durations and diversification across multiple market sectors. We believe current markets will reward solid security selection, and our objective is to drive returns through capital appreciation and attractive income.

|  2

Growth of $10,000 Investment in Class A Shares5

September 30, 2004 through September 30, 2014

3  |

Average Annual Total Returns — September 30, 20145

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 5/1/95)
NAV	9.34%	10.13%	8.23%	—%
With 4.50% Maximum Sales Charge	4.43	9.12	7.73	—

Class B (Inception 5/1/95)
NAV	8.55	9.32	7.43	—
With CDSC[2]	3.55	9.04	7.43	—

Class C (Inception 5/1/95)
NAV	8.54	9.32	7.42	—
With CDSC[2]	7.54	9.32	7.42	—

Class N (Inception 2/1/13)
NAV	9.70	—	—	8.27

Class Y (Inception 12/1/99)
NAV	9.63	10.42	8.51	—

Admin Class (Inception 2/1/10)[1]
NAV	9.12	9.84	7.92	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	3.96	4.12	4.62	1.68
Barclays U.S. Universal Bond Index[4]	4.39	4.65	4.90	2.03

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2014 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2014 through September 30, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2014	ENDING ACCOUNT VALUE 9/30/2014	EXPENSES PAID DURING PERIOD* 4/1/2014 – 9/30/2014
Class A
Actual	$1,000.00	$1,016.30	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76
Class B
Actual	$1,000.00	$1,012.70	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.54
Class C
Actual	$1,000.00	$1,012.40	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.54
Class N
Actual	$1,000.00	$1,018.00	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14
Class Y
Actual	$1,000.00	$1,017.60	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50
Admin Class
Actual	$1,000.00	$1,015.70	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

*	Expenses are equal to the Fund's annualized expense ratio: 0.94%, 1.69%, 1.69%, 0.62%, 0.69% and 1.19% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly

|  8

categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2014. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

9  |

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap. The Trustees noted that the Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees, including: (1) that the Fund’s advisory fee rate was not significantly above its peer group median; and (2) that management had proposed to add an additional breakpoint to the Fund’s advisory fee.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers

|  10

or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted the Fund is subject to breakpoints in its advisory fee, and that management had proposed to add an additional breakpoint to the Fund’s advisory fee. The Trustees further noted that the Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement, with the addition of the breakpoint described above, should be continued through June 30, 2015.

11  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 77.7% of Net Assets
Non-Convertible Bonds — 70.1%
	ABS Car Loan — 0.0%
$4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$4,294,409

	ABS Home Equity — 0.0%
3,115,229	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.610%, 4/25/2035(b)	3,164,920

	Aerospace & Defense — 0.5%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	598,515
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,918,000
2,425,000	Ducommun, Inc., 9.750%, 7/15/2018	2,622,031
8,236,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	8,894,880
11,543,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	10,908,135
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	21,688,975
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,832,100
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024, 144A	24,421,076

		85,883,712

	Airlines — 2.8%
13,620,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	13,009,140
5,014,678	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,140,045
2,285,000	Allegiant Travel Co., 5.500%, 7/15/2019	2,330,700
179,895,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	177,646,312
13,851,364	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	14,102,628
5,088,172	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	5,280,301
10,425,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	10,806,868
3,119,612	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	3,291,191
21,015,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	22,275,900
176,964	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	181,158
425,877	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	446,617
1,605,933	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	1,688,237
703,193	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	734,837
1,132,578	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,303,824
1,379,032	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,553,065

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,592,923	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	$1,756,198
1,828,567	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,974,852
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,120,748
10,041,353	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,145,901
17,937,609	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	19,304,455
14,927,207	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	16,419,927
13,952,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	16,358,720
3,576,616	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	3,809,096
1,139,822	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,327,893
5,324,914	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,216,837
899,738	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	972,797
15,288,496	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	16,511,576
551,701	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	611,009
9,585,000	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	9,641,935
12,214,221	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	13,496,715
28,940,722	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	29,157,777
44,303,984	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	51,503,381
8,387,604	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	8,450,511
13,067,459	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	14,635,554
6,745,834	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	7,555,334
3,965,102	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	4,143,531
7,200,000	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	7,452,000
6,242,161	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	6,410,700
10,332,481	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	10,415,761

		520,184,031

	Automotive — 0.9%
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	22,637,805
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,423,503
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	92,020,289
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,913,084
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,696,544
29,265,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	29,923,463
6,000,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	6,427,500
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,250,735
6,900,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	6,882,750

		169,175,673

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — 7.9%
$1,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	$1,494,645
2,000,000	Ally Financial, Inc., 5.125%, 9/30/2024	1,960,000
28,582,000	Ally Financial, Inc., 8.000%, 12/31/2018	32,440,570
29,332,000	Ally Financial, Inc., 8.000%, 11/01/2031	36,591,670
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	24,118,200
63,900,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	24,930,855
900,000	Bank of America Corp., 5.490%, 3/15/2019	993,562
3,450,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	4,914,320
3,135,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	3,057,631
265,000	Bank of America Corp., MTN, 4.000%, 4/01/2024	267,761
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(c)	1,617,195
10,000,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	8,994,598
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	38,314,813
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	56,150,658
1,600,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(c)	2,135,060
5,331,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(c)	5,384,310
4,000,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(d)(f)	3,742,631
24,610,000	Citigroup, Inc., 5.875%, 2/22/2033	27,609,147
8,999,000	Citigroup, Inc., 6.000%, 10/31/2033	10,074,029
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	6,948,190
22,091,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	17,813,691
3,350,000	Citigroup, Inc., EMTN, 1.440%, 11/30/2017, (EUR)(b)	4,220,641
3,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 3/19/2018	2,997,192
14,330,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/08/2022	15,094,950
3,450,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/2022	3,464,687
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	22,807,491
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	465,853
34,060,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	40,660,385
32,705,000	HBOS PLC, 6.000%, 11/01/2033, 144A	36,302,550
50,604,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	57,240,917
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,480,870
98,840,000	Intesa Sanpaolo SpA, 3.875%, 1/15/2019	102,538,988
33,360,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	32,503,849
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	34,860,989
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	18,212,162
27,555,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	32,037,317
18,500,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(c)	18,685,000
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,300,354
6,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	7,669,115

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	$920,263
16,185,000	Morgan Stanley, 4.350%, 9/08/2026	15,906,893
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	31,553,881
23,950,000	Morgan Stanley, 4.875%, 11/01/2022	25,302,744
185,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	162,624,689
74,310,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	61,488,725
100,265,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	96,878,791
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,672,873
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	73,645,072
38,835,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	38,727,738
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,024,640
6,600,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	6,593,156
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	9,047,270
12,100,000	Morgan Stanley, Series F, MTN, 0.684%, 10/18/2016(b)	12,132,138
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	47,005,395
1,905,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(c)	2,394,081
4,050,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(c)	4,242,375
2,085,000	RBS Capital Trust III, 2.073%(b)(c)	2,043,300
930,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(c)	1,118,842
15,100,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(c)	18,366,396
24,985,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	26,192,750
17,700,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	18,734,353
9,990,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(c)	10,564,425
850,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,128,614
7,750,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	11,232,466
2,150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	2,763,081
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	745,284
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,905,955
4,140,000	Societe Generale S.A., (fixed rate to 1/26/2015, variable rate thereafter), 4.196%, (EUR)(c)	5,236,716
18,054,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(c)	19,046,970

		1,473,336,722

	Brokerage — 0.7%
1,640,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	1,689,200
5,000,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	4,925,000
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	45,731,101
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	21,062,586
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	17,047,190
39,040,000	Jefferies Group LLC, 6.875%, 4/15/2021	45,493,117

		135,948,194

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.5%
$12,005,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	$11,644,850
6,995,000	Masco Corp., 6.500%, 8/15/2032	6,995,000
5,510,000	Masco Corp., 7.125%, 3/15/2020	6,336,500
2,630,000	Masco Corp., 7.750%, 8/01/2029	3,013,422
32,100,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	11,835,461
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	43,606,969
14,155,000	USG Corp., 9.750%, 1/15/2018	16,419,800

		99,852,002

	Cable Satellite — 1.0%
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,298,425
11,620,000	Intelsat Jackson Holdings S.A., 5.500%, 8/01/2023	11,097,100
3,995,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018	4,104,862
28,785,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	29,324,719
16,000,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023	16,680,000
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	25,374,469
135,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	158,843
44,800,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	60,854,540
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	10,126,811
7,000,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	7,008,750
20,300,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	21,010,500

		189,039,019

	Chemicals — 0.4%
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	17,862,300
5,200,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,297,500
7,295,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	6,948,488
26,164,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(d)(f)	23,482,190
5,191,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(d)(f)	5,074,203
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(d)(f)	8,472,397

		67,137,078

	Construction Machinery — 0.1%
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,710,217
5,105,000	United Rentals North America, Inc., 5.750%, 11/15/2024	5,168,813
11,655,000	United Rentals North America, Inc., 7.625%, 4/15/2022	12,674,812
525,000	United Rentals North America, Inc., 8.375%, 9/15/2020	564,375

		20,118,217

	Consumer Cyclical Services — 0.0%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	690,100
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	5,555,000

		6,245,100

	Consumer Products — 0.0%
1,335,000	Visant Corp., 10.000%, 10/01/2017	1,191,488

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.5%
$1,540,000	AES Corp. (The), 4.875%, 5/15/2023	$1,463,000
34,125,000	AES Corp. (The), 5.500%, 3/15/2024	33,186,563
43,248,286	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	49,292,147
58,038,836	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034	64,529,319
2,086,195	CE Generation LLC, 7.416%, 12/15/2018	2,067,941
38,368,000	DPL, Inc., 6.750%, 10/01/2019, 144A	39,039,440
42,200,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	43,577,830
14,800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	15,924,356
3,570,000	Endesa S.A., 7.875%, 2/01/2027	4,609,805
13,642,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	15,536,219
1,435,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	1,757,308
2,732,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	5,039,810
555,000	Enersis S.A., 7.400%, 12/01/2016	621,592
655,039	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	707,442

		277,352,772

	Finance Companies — 5.5%
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	21,570,675
57,000,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	43,930,640
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	64,375,521
25,320,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	20,179,798
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	45,967,824
10,650,000	General Electric Capital Corp., Series A, MTN, 0.534%, 5/13/2024(b)	10,069,053
215,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	172,266,613
325,000	International Lease Finance Corp., 3.875%, 4/15/2018	322,563
1,435,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,424,238
2,085,000	International Lease Finance Corp., 5.875%, 4/01/2019	2,220,525
24,940,000	International Lease Finance Corp., 5.875%, 8/15/2022	26,062,300
950,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,017,925
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	23,186,250
10,245,000	International Lease Finance Corp., 8.250%, 12/15/2020	12,101,906
11,995,000	iStar Financial, Inc., 4.875%, 7/01/2018	11,665,138
14,060,000	iStar Financial, Inc., 5.000%, 7/01/2019	13,532,750
23,175,000	iStar Financial, Inc., 5.850%, 3/15/2017	24,044,062
19,240,000	iStar Financial, Inc., 7.125%, 2/15/2018	19,913,400
19,915,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	21,060,112
23,020,000	Navient LLC, 4.875%, 6/17/2019	23,020,000
22,945,000	Navient LLC, 5.500%, 1/25/2023	22,055,881
109,950(††)	Navient LLC, 6.000%, 12/15/2043	2,376,295
7,515,000	Navient LLC, MTN, 4.625%, 9/25/2017	7,599,544
7,780,000	Navient LLC, MTN, 5.500%, 1/15/2019	7,935,600
18,655,000	Navient LLC, MTN, 6.125%, 3/25/2024	18,188,625
17,600,000	Navient LLC, MTN, 7.250%, 1/25/2022	19,096,000
2,160,000	Navient LLC, MTN, 8.000%, 3/25/2020	2,421,900
14,465,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	14,356,512
50,910,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	42,891,675
49,850,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	56,081,250

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$137,545,000	Springleaf Finance Corp., 7.750%, 10/01/2021	$154,050,400
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	61,891,875
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	10,499,500
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	844,000
55,730,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	59,213,125

		1,037,433,475

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	30,390,580

	Food & Beverage — 0.2%
25,280,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021	27,934,400
4,880,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	5,307,000

		33,241,400

	Government Owned – No Guarantee — 0.1%
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	21,865,350

	Government Sponsored — 0.0%
1,000,000	EDP Finance BV, EMTN, 2.250%, 2/11/2021, (CHF)	1,016,654

	Healthcare — 1.9%
2,160,000	BioScrip, Inc., 8.875%, 2/15/2021, 144A	2,211,300
2,795,000	HCA Holdings, Inc., 6.250%, 2/15/2021	2,920,775
9,960,000	HCA, Inc., 5.875%, 3/15/2022	10,470,450
108,560,000	HCA, Inc., 5.875%, 5/01/2023	111,002,600
14,620,000	HCA, Inc., 7.050%, 12/01/2027	14,693,100
20,447,000	HCA, Inc., 7.500%, 12/15/2023	22,287,230
24,215,000	HCA, Inc., 7.500%, 11/06/2033	25,425,750
46,148,000	HCA, Inc., 7.690%, 6/15/2025	50,762,800
32,745,000	HCA, Inc., 8.360%, 4/15/2024	37,656,750
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	17,238,350
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,298,820
19,250,000	Tenet Healthcare Corp., 5.000%, 3/01/2019, 144A	19,009,375
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	31,419,435

		355,396,735

	Home Construction — 0.5%
3,075,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	3,059,625
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	11,623,200
3,620,000	KB Home, 4.750%, 5/15/2019	3,520,450
11,315,000	KB Home, 7.250%, 6/15/2018	12,107,050
5,865,000	Lennar Corp., 4.500%, 6/15/2019	5,813,681
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	44,897,000
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	13,157,025
6,565,000	Weyerhaeuser Real Estate Co., 4.375%, 6/15/2019, 144A	6,417,288

		100,595,319

	Independent Energy — 0.4%
2,195,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	2,140,125
1,220,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	1,171,200

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	$61,325
2,990,000	Halcon Resources Corp., 9.250%, 2/15/2022	2,978,788
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	13,708,975
7,170,000	Rex Energy Corp., 6.250%, 8/01/2022, 144A	6,919,050
6,250,000	Rice Energy, Inc., 6.250%, 5/01/2022, 144A	6,093,750
1,975,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	1,925,625
7,360,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	7,406,000
2,780,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	2,700,075
39,800,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	38,009,000

		83,113,913

	Industrial Other — 0.2%
7,875,000	AECOM Technology Corp., 5.750%, 10/15/2022, 144A	7,904,531
8,215,000	AECOM Technology Corp., 5.875%, 10/15/2024, 144A	8,266,344
7,475,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	7,624,500
6,880,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	7,155,200
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,354,150

		42,304,725

	Integrated Energy — 0.5%
4,945,000	California Resources Corp., 5.000%, 1/15/2020, 144A	5,019,175
81,805,000	California Resources Corp., 5.500%, 9/15/2021, 144A	83,032,075
10,905,000	California Resources Corp., 6.000%, 11/15/2024, 144A	11,204,887

		99,256,137

	Life Insurance — 0.5%
11,135,000	American International Group, Inc., 4.125%, 2/15/2024	11,566,459
4,190,000	American International Group, Inc., 4.875%, 6/01/2022	4,608,682
2,416,000	American International Group, Inc., 6.250%, 3/15/2087	2,705,579
1,933,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	2,604,717
4,300,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	4,837,169
23,200,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(c)	24,940,000
1,000,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(c)	1,742,736
1,350,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	1,907,263
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	17,051,850
1,475,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,127,688
8,145,000	MetLife, Inc., 10.750%, 8/01/2069	13,154,175
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	9,780,655
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,880,341

		101,907,314

	Local Authorities — 0.9%
6,735,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	9,190,367
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,104,279
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	86,047,941
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	79,401,035

		177,743,622

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.9%
$7,180,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.250%, 2/15/2022, 144A	$7,171,025
17,950,000	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875%, 3/15/2025, 144A	18,039,750
90,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	5,638,441
64,250,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	63,928,750
33,370,000	iHeartCommunications, Inc., 9.000%, 9/15/2022, 144A	33,119,725
23,305,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	23,013,687
2,410,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	2,403,975
3,730,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	3,935,150
5,925,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	6,502,688

		163,753,191

	Metals & Mining — 1.0%
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,214,657
5,075,000	Alcoa, Inc., 5.900%, 2/01/2027	5,315,839
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,402,425
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,913,095
25,271,000	ArcelorMittal, 7.250%, 3/01/2041	25,334,178
30,695,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	26,551,175
8,705,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	8,615,173
8,160,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	6,324,000
3,980,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/2021	3,034,750
42,279,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	29,912,392
10,983,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	10,928,085
11,284,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A(d)(e)(f)	8,350,160
10,000,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	10,225,000
4,200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	4,368,000
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	14,870,219
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	6,423,103
7,490,000	United States Steel Corp., 6.875%, 4/01/2021	7,939,400
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	17,914,150

		196,635,801

	Midstream — 0.2%
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	907,500
8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,584,557
23,179,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	23,179,000
2,005,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	2,070,162
3,185,492	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	3,153,637

		38,894,856

	Non-Agency Commercial Mortgage-Backed Securities — 0.7%
8,222,513	Column Canada Issuer Corp., Series 2006-WEM, Class A1, 4.591%, 1/15/2022, (CAD)	7,507,122
2,785,000	Column Canada Issuer Corp., Series 2006-WEM, Class A2, 4.934%, 1/15/2022, (CAD)	2,622,294
27,969,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 1.854%, 5/13/2031, 144A(b)(d)(f)	27,981,139

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$12,902,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR2, 2.354%, 5/13/2031, 144A(b)(d)(f)	$12,907,999
8,622,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR3, 2.804%, 5/13/2031, 144A(b)(d)(f)	8,625,958
16,080,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 3.904%, 5/13/2031, 144A(b)(d)(f)	16,087,140
35,060,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.991%, 8/10/2045(b)	36,350,488
19,346,978	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 1/12/2019, 144A, (CAD)	17,274,168

		129,356,308

	Oil Field Services — 0.4%
4,000,000	Hercules Offshore, Inc., 6.750%, 4/01/2022, 144A	3,130,000
15,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	12,075
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,492,650
17,482,000	Paragon Offshore Ltd., 6.750%, 7/15/2022, 144A	14,772,290
40,403,000	Paragon Offshore Ltd., 7.250%, 8/15/2024, 144A	34,140,535
22,160,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	22,381,600

		81,929,150

	Paper — 0.7%
14,715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	19,203,237
47,875,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	65,845,839
775,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,159,932
4,865,000	Westvaco Corp., 7.950%, 2/15/2031	6,261,075
23,365,000	Westvaco Corp., 8.200%, 1/15/2030	30,649,249
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,507,056

		126,626,388

	Pharmaceuticals — 0.2%
33,160,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	34,071,900

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	17,043,216
12,510,000	MBIA Insurance Corp., 11.494%, 1/15/2033, 144A(b)(g)	8,882,100
6,555,000	Old Republic International Corp., 4.875%, 10/01/2024	6,563,705
11,200,000	Sirius International Group, 6.375%, 3/20/2017, 144A	12,415,021
3,000,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(c)	3,150,000
17,870,000	XL Group PLC, (fixed rate to 4/15/2017, variable rate thereafter), 6.500%(c)	17,289,225
1,425,000	XLIT Ltd., 6.375%, 11/15/2024	1,696,677

		67,039,944

	Railroads — 0.6%
90,000,000	Hellenic Railways Organization S.A., EMTN, 0.663%, 5/24/2016, (EUR)(b)(d)(f)	106,285,697
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)(f)	1,075,931

		107,361,628

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.6%
$3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	$3,441,375
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,699,908
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,642,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	482,375
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	11,232,004
5,930,000	GameStop Corp., 5.500%, 10/01/2019, 144A	5,855,875
2,025,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,893,375
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	21,098,600
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,058,200
24,115,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	23,512,125
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,787,201
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,491,344
3,910,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	2,727,225
25,299,000	Toys R Us, Inc., 7.375%, 10/15/2018	17,456,310

		118,378,417

	Sovereigns — 1.8%
317,570,000	Republic of Portugal, 5.125%, 10/15/2024, 144A	329,008,871

	Supermarkets — 0.9%
79,276,000	New Albertson’s, Inc., 7.450%, 8/01/2029	72,141,160
23,830,000	New Albertson’s, Inc., 7.750%, 6/15/2026	22,519,350
17,480,000	New Albertson’s, Inc., 8.000%, 5/01/2031	16,606,000
5,815,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,727,775
16,342,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	13,318,730
34,580,000	SUPERVALU, Inc., 6.750%, 6/01/2021	34,061,300

		164,374,315

	Supranational — 0.7%
16,375,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	6,358,671
250,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	19,931,043
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	54,098,627
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	19,983,515
72,900,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	27,980,615

		128,352,471

	Technology — 1.3%
6,890,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	6,579,950
93,399,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	88,028,557
5,845,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	5,508,913
2,145,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	2,177,175
25,000,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	27,062,500
34,955,000	Amkor Technology, Inc., 6.375%, 10/01/2022	36,178,425
9,100,000	First Data Corp., 10.625%, 6/15/2021	10,351,250
5,210,000	First Data Corp., 11.250%, 1/15/2021	5,932,888
50,531,000	First Data Corp., 11.750%, 8/15/2021	58,489,632
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,812,579

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$210,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	$256,954
1,400,000	SunGard Data Systems, Inc., 6.625%, 11/01/2019	1,400,000

		244,778,823

	Transportation Services — 0.3%
10,503,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	9,662,760
4,938,659	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2016(f)	5,025,086
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)(h)	8,990,213
3,945,121	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(f)	4,024,023
3,379,822	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	3,430,519
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)(h)	6,215,368
1,864,358	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(f)	2,004,185
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	5,243,497
4,115,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	4,423,625

		49,019,276

	Treasuries — 28.2%
352,975,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	314,420,215
317,256,000	Canadian Government, 1.250%, 2/01/2016, (CAD)	284,002,121
29,490,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	26,104,555
80,645,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	72,410,922
201,485,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	181,733,191
89,045,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	81,330,337
64,132,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	5,757,933
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	915,609
9,710,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	73,402,771
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	77,096,821
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	34,943,794
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	63,013,933
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	229,583,427
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	26,634,783
17,140,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	164,784,691
194,210,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	157,836,636
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	151,890,438
836,485,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	139,252,505
1,266,835,000	Norway Government Bond, 5.000%, 5/15/2015, (NOK)	201,616,995
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	60,210,091
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	22,619,038
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	20,318,251
3,842,906,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	26,955,317
1,605,660,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	11,590,858
4,496,156,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	34,180,153
126,655,000	U.S. Treasury Note, 0.250%, 9/30/2015	126,803,440
500,000,000	U.S. Treasury Note, 0.250%, 2/29/2016	499,590,000
700,000,000	U.S. Treasury Note, 0.375%, 1/31/2016	701,011,500

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
$745,560,000	U.S. Treasury Note, 0.375%, 3/31/2016	$745,734,461
300,000,000	U.S. Treasury Note, 0.375%, 4/30/2016	299,882,700
300,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	299,695,200
152,075,000	U.S. Treasury Note, 0.500%, 6/30/2016	152,164,116

		5,287,486,802

	Wireless — 0.6%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	21,115,482
5,275,000	Consolidated Communications Finance II Co., 6.500%, 10/01/2022, 144A	5,248,625
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	29,644,155
16,622,000	Sprint Capital Corp., 6.900%, 5/01/2019	17,473,877
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,831,225
12,630,000	Sprint Communications, Inc., 6.000%, 11/15/2022	12,251,100
23,641,000	Sprint Corp., 7.250%, 9/15/2021, 144A	24,616,191

		117,180,655

	Wirelines — 3.4%
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,804,678
7,545,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	8,069,940
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	77,382,400
765,000	CenturyLink, Inc., 7.650%, 3/15/2042	753,525
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	7,372,950
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,927,938
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	334,250
17,900,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	24,473,813
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,761,197
37,225,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	38,993,187
16,755,000	Frontier Communications Corp., 6.250%, 9/15/2021	16,587,450
18,725,000	Frontier Communications Corp., 6.875%, 1/15/2025	18,490,938
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	38,527,680
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,921,405
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,333,102
28,505,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	30,037,144
5,965,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	6,457,113
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	2,730,656
4,667,000	Oi S.A., 5.750%, 2/10/2022, 144A	4,364,112
500,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	655,182
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	20,694,450
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	39,747,404
800,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,053,384
16,145,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	17,759,500
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	42,037,523
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	13,865,088
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	33,123,888
31,060,000	Qwest Corp., 6.875%, 9/15/2033	30,995,954
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,090,086
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,664,118

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$39,171,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$38,338,616
22,645,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	22,531,775
7,200,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	9,047,748
5,250,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	5,481,467
4,350,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	5,510,271
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	30,298,124
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	18,419,306
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	4,255,349
2,080,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,260,935

		636,153,646

	Total Non-Convertible Bonds (Identified Cost $12,777,120,265)	13,157,591,003

Convertible Bonds — 6.8%
	Automotive — 1.1%
125,580,000	Ford Motor Co., 4.250%, 11/15/2016	215,212,725

	Basic Industry — 0.2%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	30,761,062

	Chemicals — 0.0%
4,305,000	RPM International, Inc., 2.250%, 12/15/2020	4,832,363

	Communications — 0.7%
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)(f)	92,231,672
24,135,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(d)(f)	41,165,259

		133,396,931

	Construction Machinery — 0.2%
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	32,471,289

	Consumer Products — 0.1%
15,648,000	Jarden Corp., 1.125%, 3/15/2034, 144A	15,599,100

	Energy — 0.4%
39,231,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	37,441,086
24,655,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	24,855,322
9,196,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	9,310,950

		71,607,358

	Finance Companies — 0.0%
5,025,000	Jefferies Group LLC, 3.875%, 11/01/2029	5,313,938

	Healthcare — 0.4%
15,025,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(i)	15,823,203
3,780,000	Omnicare, Inc., 3.250%, 12/15/2035	3,900,487
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	48,867,766

		68,591,456

	Home Construction — 0.6%
17,761,000	KB Home, 1.375%, 2/01/2019	17,094,962
52,005,000	Lennar Corp., 3.250%, 11/15/2021, 144A	89,188,575

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Home Construction — continued
$9,592,000	Ryland Group, Inc. (The), 0.250%, 6/01/2019	$8,776,680

		115,060,217

	Pharmaceuticals — 0.0%
1,195,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	1,265,206
1,655,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,812,225
1,810,000	Illumina, Inc., 0.250%, 3/15/2016	3,596,244

		6,673,675

	Property & Casualty Insurance — 0.5%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	85,356,122

	REITs – Mortgage — 0.0%
1,175,000	iStar Financial, Inc., 3.000%, 11/15/2016	1,481,969

	REITs – Warehouse/Industrials — 0.1%
19,445,000	ProLogis LP, 3.250%, 3/15/2015	20,441,556

	Technology — 2.5%
5,275,000(††††)	Alcatel-Lucent, Series ALU, 0.125%, 1/30/2020, (EUR)	24,248,223
60,500,000	Ciena Corp., 0.875%, 6/15/2017	59,327,812
7,185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	8,370,525
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	6,291,422
2,429,000	Intel Corp., 2.950%, 12/15/2035	3,090,903
205,005,000	Intel Corp., 3.250%, 8/01/2039	343,767,759
10,550,000	JDS Uniphase Corp., 0.625%, 8/15/2033	10,543,406
1,055,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,420,294
5,582,928	Liberty Media LLC, 3.500%, 1/15/2031	3,049,674
7,640,000	Nuance Communications, Inc., 2.750%, 11/01/2031	7,534,950

		467,644,968

	Wirelines — 0.0%
457,900	Axtel SAB de CV, (Step to 9.000% on 1/31/2015), 8.000%, 1/31/2020, 144A, (MXN)(d)(f)(i)(j)	53,861

	Total Convertible Bonds (Identified Cost $879,755,431)	1,274,498,590

Municipals — 0.8%
	District of Columbia — 0.0%
3,850,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	5,042,614

	Illinois — 0.2%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,755,119
47,285,000	State of Illinois, 5.100%, 6/01/2033	45,916,099

		47,671,218

	Michigan — 0.1%
12,400,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	10,642,300

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Virginia — 0.5%
$125,265,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	$91,687,717

	Total Municipals (Identified Cost $179,445,914)	155,043,849

	Total Bonds and Notes (Identified Cost $13,836,321,610)	14,587,133,442

Loan Participations — 0.1%
	ABS Other — 0.1%
14,891,534	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(b)(d)(f) (Identified Cost $15,003,220)	15,059,064

Senior Loans — 2.1%
	Automotive — 0.2%
22,305,340	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(b)	22,193,813
5,948,124	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)	5,940,689

		28,134,502

	Chemicals — 0.3%
4,801,491	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	4,681,454
5,688,682	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(b)	5,630,373
6,147,386	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(b)	6,098,699
31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/20/2020(b)	31,590,162

		48,000,688

	Construction Machinery — 0.4%
34,837,826	Neff Rental LLC, 2nd Lien Term Loan, 7.250%, 6/09/2021(b)	34,881,373
44,673,214	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(b)	43,891,433

		78,772,806

	Consumer Products — 0.1%
14,580,644	Visant Corp., New Term Loan, 7.000%, 9/23/2021(b)	14,389,346

	Diversified Manufacturing — 0.0%
6,385,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(b)	6,448,850

	Finance Companies — 0.4%
68,315,612	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/19/2017(b)	69,852,713

	Food & Beverage — 0.1%
11,385,990	DS Waters of America, Inc., New Term Loan, 5.250%, 8/30/2020(b)	11,499,850

	Media Entertainment — 0.0%
7,212,102	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	5,863,439

	Metals & Mining — 0.1%
11,416,650	Essar Steel Algoma, Inc., ABL Term Loan, 12.250%, 11/15/2014(b)	11,409,572

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Natural Gas — 0.0%
$7,810,425	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(b)	$7,790,899

	Oil Field Services — 0.0%
2,618,182	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(b)	2,617,711

	Other Utility — 0.0%
1,298,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	1,259,060

	Retailers — 0.1%
14,335,611	J.C. Penney Corp., Inc., New Term Loan, 5.000%, 6/20/2019(b)	14,201,286
2,977,500	Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(b)	2,858,400

		17,059,686

	Supermarkets — 0.3%
28,622,449	Albertson’s Holdings LLC, Term Loan B4, 4.500%, 8/25/2021(b)	28,467,315
18,130,800	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	17,802,270
13,626,523	Supervalu, Inc., Refi Term Loan B, 4.500%, 3/21/2019(b)	13,361,624

		59,631,209

	Technology — 0.0%
4,070,400	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(b)	4,038,610

	Transportation Services — 0.0%
4,408,668	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	4,377,454

	Wirelines — 0.1%
17,525,514	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	17,498,175
1,495,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/22/2020(b)	1,492,503
1,672,963	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	1,663,343

		20,654,021

	Total Senior Loans (Identified Cost $389,834,386)	391,800,416

Shares
Common Stocks — 17.0%
	Airlines — 0.0%
38,455	United Continental Holdings, Inc.(g)	1,799,309

	Banks — 0.4%
3,979,932	Bank of America Corp.	67,857,841

	Chemicals — 2.5%
1,364,851	Dow Chemical Co. (The)	71,572,786
2,000,000	PPG Industries, Inc.	393,480,000

		465,052,786

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	12,000,089
4,608	Rock-Tenn Co., Class A	219,248

		12,219,337

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 1.9%
283,397	Hawaiian Telcom Holdco, Inc.(g)	$7,280,469
323,886	Level 3 Communications, Inc.(g)	14,811,307
3,346,339	Telecom Italia SpA, Sponsored ADR	29,414,320
19,550,590	Telefonica S.A., Sponsored ADR	300,492,568

		351,998,664

	Electric Utilities — 0.0%
94,166	Duke Energy Corp.	7,040,792

	Electronic Equipment, Instruments & Components — 3.3%
32,000,000	Corning, Inc.	618,880,000

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	76,295,142

	Household Durables — 0.2%
477,725	KB Home	7,137,212
549,450	Lennar Corp., Class A	21,335,143

		28,472,355

	Insurance — 0.7%
1,510,275	Prudential Financial, Inc.	132,813,583

	Multi-Utilities — 0.0%
73,618	CMS Energy Corp.	2,183,510

	Oil, Gas & Consumable Fuels — 1.7%
846,398	Chesapeake Energy Corp.	19,458,690
5,351,804	Repsol YPF S.A., Sponsored ADR	126,543,406
2,134,173	Royal Dutch Shell PLC, ADR	162,474,590
141,249	Spectra Energy Corp.	5,545,436

		314,022,122

	Pharmaceuticals — 2.6%
8,514,190	Bristol-Myers Squibb Co.	435,756,244
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	122,980
442,672	Valeant Pharmaceuticals International, Inc.(g)	58,078,567

		493,957,791

	REITs – Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	9,256,565
889,730	Associated Estates Realty Corp.	15,579,173
460,000	Equity Residential	28,326,800

		53,162,538

	REITs – Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	20,249,803

	REITs – Shopping Centers — 0.0%
201,557	DDR Corp.	3,372,048
61,579	Washington Prime Group, Inc.	1,076,401

		4,448,449

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 2.7%
14,733,856	Intel Corp.	$513,032,866

	Trading Companies & Distributors — 0.1%
176,859	United Rentals, Inc.(g)	19,649,035

	Total Common Stocks (Identified Cost $2,134,384,084)	3,183,135,923

Preferred Stocks — 1.9%
Convertible Preferred Stocks — 1.4%
	Banking — 0.2%
19,062	Bank of America Corp., Series L, 7.250%	21,854,583
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	10,261,018

		32,115,601

	Communications — 0.0%
9,749	Cincinnati Bell, Inc., 6.750%	466,429

	Energy — 0.4%
147,562	Chesapeake Energy Corp., 4.500%	13,962,316
69,532	Chesapeake Energy Corp., 5.000%	6,814,143
24,658	Chesapeake Energy Corp., Series A, 5.750%, 144A	27,354,969
242,297	El Paso Energy Capital Trust I, 4.750%	13,835,159
81,049	SandRidge Energy, Inc., 7.000%	7,274,148
99,800	SandRidge Energy, Inc., 8.500%	9,468,525

		78,709,260

	Metals & Mining — 0.5%
4,043,707	ArcelorMittal, 6.000%	85,443,529
250,639	Cliffs Natural Resources, Inc., 7.000%	2,807,157

		88,250,686

	Natural Gas — 0.1%
380,577	AES Trust III, 6.750%	19,515,989

	REITs – Diversified — 0.1%
29,153	Crown Castle International Corp., Series A, 4.500%	3,066,313
391,776	Weyerhaeuser Co., Series A, 6.375%	21,167,657

		24,233,970

	REITs – Health Care — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	6,672,906

	REITs – Hotels — 0.0%
164,608	FelCor Lodging Trust, Inc., Series A, 1.950%	4,248,532

	REITs – Mortgage — 0.1%
147,595	iStar Financial, Inc., Series J, 4.500%	8,781,902

	Total Convertible Preferred Stocks (Identified Cost $243,571,607)	262,995,275

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stocks — 0.5%
	Banking — 0.3%
45,861	Ally Financial, Inc., Series G, 7.000%, 144A	$45,903,995
35,000	Bank of America Corp., 6.375%	870,100
389,800	Countrywide Capital IV, 6.750%	9,936,002

		56,710,097

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	37,372

	Finance Companies — 0.0%
39,200	iStar Financial, Inc., Series E, 7.875%	968,240
39,300	iStar Financial, Inc., Series F, 7.800%	965,994
10,425	iStar Financial, Inc., Series G, 7.650%	252,076
101,175	SLM Corp., Series A, 6.970%	4,985,904

		7,172,214

	Government Sponsored — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(i)	26,983,125

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(g)	3,325,688

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,903,729

	REITs – Warehouse/Industrials — 0.0%
116,192	ProLogis, Inc., Series Q, 8.540%	7,129,541

	Total Non-Convertible Preferred Stocks (Identified Cost $63,496,051)	103,261,766

	Total Preferred Stocks (Identified Cost $307,067,658)	366,257,041

Closed-End Investment Companies — 0.0%
681,131	NexPoint Credit Strategies Fund (Identified Cost $10,230,352)	7,233,611

Principal Amount (‡)
Short-Term Investments — 1.2%
$2,354,522	Repurchase Agreement with State Street Bank and Trust Company, 9/30/2014 at 0.000% to be repurchased at $2,354,522 on 10/01/2014 collateralized by $2,399,800 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $2,401,658 including accrued interest (Note 2 of Notes to Financial Statements)	2,354,522

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$221,672,777	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2014 at 0.000% to be repurchased at $221,672,777 on 10/01/2014 collateralized by $226,110,000 U.S. Treasury Note, 0.100% due 7/31/2016 valued at $226,110,000 including accrued interest (Note 2 of Notes to Financial Statements)	$221,672,777

	Total Short-Term Investments (Identified Cost $224,027,299)	224,027,299

	Total Investments — 100.0% (Identified Cost $16,916,868,609)(a)	18,774,646,796
	Other assets less liabilities — 0.0%	(863,134)

	Net Assets — 100.0%	$18,773,783,662

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 4.02.
(a)	Federal Tax Information:
At September 30, 2014, the net unrealized appreciation on investments based on a cost of $17,026,635,125 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,338,732,723
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(590,721,052)

	Net unrealized appreciation	$1,748,011,671

(b)	Variable rate security. Rate as of September 30, 2014 is disclosed.
(c)	Perpetual bond with no specified maturity date.
(d)	Illiquid security. At September 30, 2014, the value of these securities amounted to $380,258,061 or 2.0% of net assets.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser or deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2014, the value of these securities amounted to $421,179,459 or 2.2% of net assets.
(g)	Non-income producing security.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of Rule 144A holdings amounted to $2,506,131,568 or 13.3% of net assets.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2014

Treasuries	28.2%
Banking	8.4
Finance Companies	5.9
Technology	3.8
Wirelines	3.5
Electronic Equipment, Instruments & Components	3.3
Chemicals	3.2
Pharmaceuticals	2.8
Airlines	2.8
Semiconductors & Semiconductor Equipment	2.7
Healthcare	2.3
Automotive	2.2
Other Investments, less than 2% each	29.7
Short-Term Investments	1.2

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2014

Loomis Sayles Strategic Income Fund – (continued)

Currency Exposure Summary at September 30, 2014

United States Dollar	76.8%
Canadian Dollar	6.5
New Zealand Dollar	4.2
Mexican Peso	3.7
Australian Dollar	3.2
Other, less than 2% each	5.6

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities

September 30, 2014

ASSETS
Investments at cost	$16,916,868,609
Net unrealized appreciation	1,857,778,187

Investments at value	18,774,646,796
Cash	576,875
Foreign currency at value (identified cost $1,962,409)	1,941,962
Receivable for Fund shares sold	56,177,013
Receivable for securities sold	485,670
Dividends and interest receivable	170,745,815
Tax reclaims receivable	1,174,330

TOTAL ASSETS	19,005,748,461

LIABILITIES
Payable for securities purchased	198,524,902
Payable for Fund shares redeemed	21,892,710
Foreign taxes payable (Note 2)	70,408
Management fees payable (Note 5)	8,655,635
Deferred Trustees’ fees (Note 5)	1,183,271
Administrative fees payable (Note 5)	671,574
Payable to distributor (Note 5d)	143,520
Other accounts payable and accrued expenses	822,779

TOTAL LIABILITIES	231,964,799

NET ASSETS	$18,773,783,662

NET ASSETS CONSIST OF:
Paid-in capital	$16,586,116,104
Distributions in excess of net investment income	(53,367,332)
Accumulated net realized gain on investments and foreign currency transactions	385,462,239
Net unrealized appreciation on investments and foreign currency translations	1,855,572,651

NET ASSETS	$18,773,783,662

See accompanying notes to financial statements.

35  |

Statement of Assets and Liabilities (continued)

September 30, 2014

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$4,408,256,584

Shares of beneficial interest	263,251,060

Net asset value and redemption price per share	$16.75

Offering price per share (100/95.50 of net asset value) (Note 1)	$17.54

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$30,746,010

Shares of beneficial interest	1,821,441

Net asset value and offering price per share	$16.88

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,390,221,573

Shares of beneficial interest	319,862,958

Net asset value and offering price per share	$16.85

Class N shares:
Net assets	$57,751,964

Shares of beneficial interest	3,451,513

Net asset value, offering and redemption price per share	$16.73

Class Y shares:
Net assets	$8,747,384,135

Shares of beneficial interest	522,794,905

Net asset value, offering and redemption price per share	$16.73

Admin Class shares:
Net assets	$139,423,396

Shares of beneficial interest	8,349,941

Net asset value, offering and redemption price per share	$16.70

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest	$636,224,836
Dividends	130,080,406
Less net foreign taxes withheld	(6,743,142)

759,562,100

Expenses
Management fees (Note 5)	96,609,367
Service and distribution fees (Note 5)	67,845,347
Administrative fees (Note 5)	7,571,620
Trustees’ fees and expenses (Note 5)	449,183
Transfer agent fees and expenses (Notes 5 and 6)	12,520,273
Audit and tax services fees	65,272
Custodian fees and expenses	764,650
Legal fees	155,552
Registration fees	936,222
Shareholder reporting expenses	772,086
Miscellaneous expenses	353,450

Total expenses	188,043,022

Net investment income	571,519,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	451,828,442
Foreign currency transactions	1,613,204
Net change in unrealized appreciation (depreciation) on:
Investments	417,907,043
Foreign currency translations	(2,044,602)

Net realized and unrealized gain on investments and foreign currency transactions	869,304,087

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,440,823,165

See accompanying notes to financial statements.

37  |

Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
FROM OPERATIONS:
Net investment income	$571,519,078	$590,817,828
Net realized gain on investments and foreign currency transactions	453,441,646	337,211,720
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	415,862,441	375,765,948

Net increase in net assets resulting from operations	1,440,823,165	1,303,795,496

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(208,260,687)	(257,191,132)
Class B	(1,352,357)	(3,107,922)
Class C	(153,941,242)	(209,818,508)
Class N	(1,422,761)	(310,035)
Class Y	(247,038,167)	(237,288,037)
Admin Class	(3,946,091)	(3,078,138)
Net realized capital gains
Class A	(14,707,851)	—
Class B	(138,778)	—
Class C	(13,369,858)	—
Class N	(37,074)	—
Class Y	(13,975,709)	—
Admin Class	(252,447)	—

Total distributions	(658,443,022)	(710,793,772)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	2,898,606,286	(197,955,273)

Net increase in net assets	3,680,986,429	395,046,451
NET ASSETS
Beginning of the year	15,092,797,233	14,697,750,782

End of the year	$18,773,783,662	$15,092,797,233

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(53,367,332)	$(30,654,351)

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$15.93	$15.30	$14.21	$14.69	$13.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58	0.65	0.72	0.77	0.80
Net realized and unrealized gain (loss)	0.90	0.76	1.21	(0.42)	1.31

Total from Investment Operations	1.48	1.41	1.93	0.35	2.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.78)	(0.84)	(0.83)	(0.81)
Net realized capital gains	(0.04)	—	—	—	—

Total Distributions	(0.66)	(0.78)	(0.84)	(0.83)	(0.81)

Net asset value, end of the period	$16.75	$15.93	$15.30	$14.21	$14.69

Total return(b)	9.34%	9.43%	14.02%	2.20%	16.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,408,257	$5,239,885	$5,155,287	$5,262,765	$5,758,070
Net expenses	0.94%	0.95%	0.96%	0.95%	0.96%
Gross expenses	0.94%	0.95%	0.96%	0.95%	0.96%
Net investment income	3.44%	4.14%	4.84%	5.10%	5.67%
Portfolio turnover rate	26%	22%	30%	25%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class B
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$16.05	$15.41	$14.30	$14.78	$13.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.54	0.61	0.66	0.69
Net realized and unrealized gain (loss)	0.90	0.76	1.23	(0.43)	1.33

Total from Investment Operations	1.36	1.30	1.84	0.23	2.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.66)	(0.73)	(0.71)	(0.70)
Net realized capital gains	(0.04)	—	—	—	—

Total Distributions	(0.53)	(0.66)	(0.73)	(0.71)	(0.70)

Net asset value, end of the period	$16.88	$16.05	$15.41	$14.30	$14.78

Total return(b)	8.55%	8.58%	13.15%	1.48%	15.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,746	$57,276	$89,552	$107,400	$137,268
Net expenses	1.69%	1.70%	1.70%	1.70%	1.71%
Gross expenses	1.69%	1.70%	1.70%	1.70%	1.71%
Net investment income	2.75%	3.39%	4.11%	4.35%	4.92%
Portfolio turnover rate	26%	22%	30%	25%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$16.03	$15.39	$14.29	$14.77	$13.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.54	0.61	0.66	0.69
Net realized and unrealized gain (loss)	0.90	0.76	1.23	(0.43)	1.33

Total from Investment Operations	1.35	1.30	1.84	0.23	2.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.66)	(0.74)	(0.71)	(0.70)
Net realized capital gains	(0.04)	—	—	—	—

Total Distributions	(0.53)	(0.66)	(0.74)	(0.71)	(0.70)

Net asset value, end of the period	$16.85	$16.03	$15.39	$14.29	$14.77

Total return(b)	8.54%	8.61%	13.18%	1.42%	15.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,390,222	$4,912,727	$5,064,186	$4,666,077	$5,146,164
Net expenses	1.69%	1.70%	1.71%	1.70%	1.71%
Gross expenses	1.69%	1.70%	1.71%	1.70%	1.71%
Net investment income	2.68%	3.39%	4.08%	4.35%	4.92%
Portfolio turnover rate	26%	22%	30%	25%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$15.92	$15.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.46
Net realized and unrealized gain (loss)	0.91	0.16

Total from Investment Operations	1.52	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.48)
Net realized capital gains	(0.04)	—

Total Distributions	(0.71)	(0.48)

Net asset value, end of the period	$16.73	$15.92

Total return	9.70%	4.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$57,752	$12,921
Net expenses	0.62%	0.63	%(b)
Gross expenses	0.62%	0.63	%(b)
Net investment income	3.62%	4.38	%(b)
Portfolio turnover rate	26%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Net asset value, beginning of the period	$15.92	$15.29	$14.20	$14.68	$13.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.69	0.75	0.81	0.83
Net realized and unrealized gain (loss)	0.90	0.76	1.22	(0.43)	1.31

Total from Investment Operations	1.51	1.45	1.97	0.38	2.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.66)	(0.82)	(0.88)	(0.86)	(0.84)
Net realized capital gains	(0.04)	—	—	—	—

Total Distributions	(0.70)	(0.82)	(0.88)	(0.86)	(0.84)

Net asset value, end of the period	$16.73	$15.92	$15.29	$14.20	$14.68

Total return	9.63%	9.72%	14.31%	2.46%	16.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,747,384	$4,789,322	$4,339,240	$2,807,777	$2,521,337
Net expenses	0.69%	0.70%	0.71%	0.70%	0.71%
Gross expenses	0.69%	0.70%	0.71%	0.70%	0.71%
Net investment income	3.65%	4.39%	5.05%	5.35%	5.92%
Portfolio turnover rate	26%	22%	30%	25%	27%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2010*
Net asset value, beginning of the period	$15.89	$15.27	$14.18	$14.66	$13.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.61	0.67	0.73	0.52
Net realized and unrealized gain (loss)	0.90	0.75	1.23	(0.42)	0.79

Total from Investment Operations	1.43	1.36	1.90	0.31	1.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)	(0.74)	(0.81)	(0.79)	(0.52)
Net realized capital gains	(0.04)	—	—	—	—

Total Distributions	(0.62)	(0.74)	(0.81)	(0.79)	(0.52)

Net asset value, end of the period	$16.70	$15.89	$15.27	$14.18	$14.66

Total return	9.12%	9.12%	13.79%	1.98%	9.61%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$139,423	$80,666	$49,486	$25,424	$4,379
Net expenses	1.19%	1.20%	1.21%	1.21%	1.24	%(b)
Gross expenses	1.19%	1.20%	1.21%	1.21%	1.24	%(b)
Net investment income	3.15%	3.89%	4.52%	4.87%	5.52	%(b)
Portfolio turnover rate	26%	22%	30%	25%	27%

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

September 30, 2014

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

45  |

Notes to Financial Statements (continued)

September 30, 2014

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary

|  46

Notes to Financial Statements (continued)

September 30, 2014

events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities

47  |

Notes to Financial Statements (continued)

September 30, 2014

transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2014 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and

|  48

Notes to Financial Statements (continued)

September 30, 2014

capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, trust preferred securities adjustments, deferred Trustees’ fees, contingent payment debt instruments and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, return of capital distributions received, trust preferred securities adjustments, forward foreign currency contract mark to market, reversal of bankruptcy income, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2014 and 2013 were as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$617,621,510	$40,821,512	$658,443,022	$710,793,772	$—	$710,793,772

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$67,294,097
Undistributed long-term capital gains	379,723,717

Total undistributed earnings	447,017,814

Unrealized appreciation	1,745,811,553

Total accumulated earnings	$2,192,829,367

f.  Loan Participations.  The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the

49  |

Notes to Financial Statements (continued)

September 30, 2014

terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2014, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,798,698 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

|  50

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

51  |

Notes to Financial Statements (continued)

September 30, 2014

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$249,644,345	$270,539,686	(b)	$520,184,031
Banking	—	1,310,712,033	162,624,689	(b)	1,473,336,722
Finance Companies	2,376,295	1,035,057,180	—		1,037,433,475
Metals & Mining	—	188,285,641	8,350,160	(c)	196,635,801
Retailers	—	107,146,413	11,232,004	(c)	118,378,417
Transportation Services	—	19,329,882	29,689,394	(c)	49,019,276
All Other Non-Convertible Bonds(a)	—	9,762,603,281	—		9,762,603,281

Total Non-Convertible Bonds	2,376,295	12,672,778,775	482,435,933		13,157,591,003

Convertible Bonds
Wirelines	—	—	53,861	(c)	53,861
All Other Convertible Bonds(a)	—	1,274,444,729	—		1,274,444,729

Total Convertible Bonds	—	1,274,444,729	53,861		1,274,498,590

Municipals(a)	—	155,043,849	—		155,043,849

Total Bonds and Notes	2,376,295	14,102,267,353	482,489,794		14,587,133,442

Loan Participations(a)	—	—	15,059,064	(b)	15,059,064
Senior Loans(a)	—	391,800,416	—		391,800,416
Common Stocks(a)	3,183,135,923	—	—		3,183,135,923
Preferred Stocks
Convertible Preferred Stocks
Communications	—	466,429	—		466,429
Energy	41,885,766	36,823,494	—		78,709,260
REITs – Mortgage	—	8,781,902	—		8,781,902
All Other Convertible Preferred Stocks(a)	175,037,684	—	—		175,037,684

Total Convertible Preferred Stocks	216,923,450	46,071,825	—		262,995,275

|  52

Notes to Financial Statements (continued)

September 30, 2014

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks (continued)
Non-Convertible Preferred Stocks
Electric	$—	$37,372	$—	$37,372
Government Sponsored	—	26,983,125	—	26,983,125
REITs – Office Property	—	1,903,729	—	1,903,729
All Other Non-Convertible Preferred Stocks(a)	74,337,540	—	—	74,337,540

Total Non-Convertible Preferred Stocks	74,337,540	28,924,226	—	103,261,766

Total Preferred Stocks	291,260,990	74,996,051	—	366,257,041

Closed-End Investment Companies	7,233,611	—	—	7,233,611
Short-Term Investments	—	224,027,299	—	224,027,299

Total	$3,484,006,819	$14,793,091,119	$497,548,858	$18,774,646,796

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

Preferred stocks valued at $52,175,298 were transferred from Level 1 to Level 2 during the period ended September 30, 2014. At September 30, 2013, these securities were valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith,

53  |

Notes to Financial Statements (continued)

September 30, 2014

believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2013 and/or September 30, 2014:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$324,635,747	$231,600	$523,599	$4,813,832	$—
Banking	—	—	—	(1,636,804)	164,261,493
Metals & Mining	—	376,312	(2,765,510)	1,023,798	—
Retailers	11,276,382	34,190	—	(78,568)	—
Transportation Services	33,966,589	—	651,308	(703,787)	—
Convertible Bonds
Wirelines	368,219	—	(36,032)	115,432	—
Loan Participations	—	—	(4,226)	55,843	15,570,913

Total	$370,246,937	$642,102	$(1,630,861)	$3,589,746	$179,832,406

|  54

Notes to Financial Statements (continued)

September 30, 2014

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2014
Bonds and Notes
Non-Convertible Bonds
Airlines	$(67,066,742)	$7,401,650	$—	$270,539,686	$6,564,513
Banking	—	—	—	162,624,689	(1,636,804)
Metals & Mining	(7,479,865)	17,195,425	—	8,350,160	1,023,798
Retailers	—	—	—	11,232,004	(78,568)
Transportation Services	(4,224,716)	—	—	29,689,394	37,645
Convertible Bonds
Wirelines	(393,758)	—	—	53,861	1,507
Loan Participations	(563,466)	—	—	15,059,064	55,843

Total	$(79,728,547)	$24,597,075	$—	$497,548,858	$5,967,934

Debt securities valued at $7,401,650 were transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $17,195,425 was transferred from Level 2 to Level 3 during the period ended September 30, 2014. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2014, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2014, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $4,618,916,750 and $3,472,512,858, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $3,420,058,140 and $897,980,739, respectively.

55  |

Notes to Financial Statements (continued)

September 30, 2014

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
0.65%	0.60%	0.55%	0.54%	0.53%

Prior to July 1, 2014, the Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Over $15 billion
0.65%	0.60%	0.55%	0.54%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2015 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
1.25%	2.00%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2014, the management fees for the Fund were $96,609,367 (effective rate of 0.55% of average daily net assets).

No expenses were recovered during the year ended September 30, 2014 under the terms of the expense limitation agreement.

|  56

Notes to Financial Statements (continued)

September 30, 2014

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

57  |

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$14,152,377	$114,870	$13,164,293	$288,159	$344,611	$39,492,878	$288,159

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2014, the administrative fees for the Fund were $7,571,620.

Prior to July 1, 2014, each Fund paid NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

|  58

Notes to Financial Statements (continued)

September 30, 2014

For the year ended September 30, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $11,458,671.

As of September 30, 2014, the Fund owes NGAM Distribution $143,520 in reimbursements for sub-transfer agent fees.

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2014 amounted to $5,164,639.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger

59  |

Notes to Financial Statements (continued)

September 30, 2014

International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2014, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y	Admin Class
Transfer Agent Fees and Expenses	$4,083,127	$33,244	$3,797,307	$373	$4,523,249	$82,973

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2014, the Fund had no borrowings under this agreement.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

|  60

Notes to Financial Statements (continued)

September 30, 2014

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013*
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	96,833,211	$1,613,333,700	85,161,020	$1,344,652,662
Issued in connection with the reinvestment of distributions	10,982,373	182,518,046	13,495,375	211,445,205
Redeemed	(173,467,513)	(2,943,275,774)	(106,628,096)	(1,673,657,377)

Net change	(65,651,929)	$(1,147,424,028)	(7,971,701)	$(117,559,510)

Class B
Issued from the sale of shares	36,090	$598,526	84,938	$1,342,254
Issued in connection with the reinvestment of distributions	55,643	927,891	116,207	1,831,113
Redeemed	(1,838,778)	(31,002,903)	(2,445,061)	(38,778,882)

Net change	(1,747,045)	$(29,476,486)	(2,243,916)	$(35,605,515)

Class C
Issued from the sale of shares	52,092,722	$875,512,700	36,207,754	$574,188,840
Issued in connection with the reinvestment of distributions	5,620,301	93,940,364	7,359,016	115,930,122
Redeemed	(44,336,735)	(744,451,969)	(66,124,686)	(1,046,914,424)

Net change	13,376,288	$225,001,095	(22,557,916)	$(356,795,462)

Class N
Issued from the sale of shares	2,745,644	$45,891,917	795,587	$12,674,081
Issued in connection with the reinvestment of distributions	85,441	1,433,052	19,538	310,035
Redeemed	(191,196)	(3,219,311)	(3,501)	(57,560)

Net change	2,639,889	$44,105,658	811,624	$12,926,556

Class Y
Issued from the sale of shares	288,746,772	$4,865,529,460	114,234,013	$1,799,718,390
Issued in connection with the reinvestment of distributions	9,613,689	160,340,745	8,900,319	139,377,642
Redeemed	(76,423,525)	(1,273,844,644)	(106,030,487)	(1,668,831,214)

Net change	221,936,936	$3,752,025,561	17,103,845	$270,264,818

Admin Class
Issued from the sale of shares	3,718,005	$61,793,225	2,237,182	$35,129,300
Issued in connection with the reinvestment of distributions	217,039	3,607,944	163,798	2,563,820
Redeemed	(661,926)	(11,026,683)	(565,879)	(8,879,280)

Net change	3,273,118	$54,374,486	1,835,101	$28,813,840

Increase (decrease) from capital share transactions	173,827,257	$2,898,606,286	(13,022,963)	$(197,955,273)

*	From commencement of operations on February 1, 2013 through September 30, 2013 for Class N shares.

61  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of

Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2014

|  62

2014 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2014, 10.84% of dividends distributed by Strategic Income Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Strategic Income Fund designated $40,821,512 as capital gains distributions for the fiscal year ended September 30, 2014, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2014, the Strategic Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

63  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

65  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  66

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairman of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 Chief Executive Officer since 2002	Chairman, Director and Chief Executive Officer (formerly, President), Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as Chairman and Chief Executive Officer of Loomis, Sayles & Company, L.P.

67  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  68

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

69  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14
Loomis Sayles Funds II	$390,231	$382,158	$4,977	$4,886	$99,229	$85,916	$—	$—

1.	Audit-related fees consist of:

2013 & 2014 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2013 & 2014 – review of Registrant’s tax returns, tax consulting services and review of liquidating fund distributions.

Aggregate fees billed to the Registrant for non-audit services during 2013 and 2014 were $104,206 and $90,802 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14	10/1/12- 9/30/13	10/1/13- 9/30/14
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/12-9/30/13	10/1/13-9/30/14
Control Affiliates	$73,039	$228,621

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer

Date:	November 21, 2014

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer

Date:	November 21, 2014